Oppenheimer Transition 2030 Fund
Oppenheimer Transition 2040 Fund
Oppenheimer Transition 2050 Fund
6803 South Tucson Way, Centennial, Colorado 80112
1.800.225.5677

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON  SEPTEMBER 14, 2012

To the Shareholders of Oppenheimer Transition 2030 Fund, Oppenheimer Transition 2040 Fund and Oppenheimer Transition 2050 Fund:

Notice is hereby given that a Special Meeting of the Shareholders of Oppenheimer Transition 2030 Fund (“Transition 2030 Fund”), Oppenheimer Transition 2040 Fund (“Transition 2040 Fund”) and Oppenheimer Transition 2050 Fund (“Transition 2050 Fund,” and together with Transition 2030 Fund and Transition 2040 Fund, the “Target Funds” and each, a “Target Fund”), each a registered open-end management investment company, will be held at 6803 South Tucson Way, Centennial, Colorado 80112 at 1:00 p.m. Mountain time, on September 14, 2012, or any adjournments thereof (the “Meeting”).  Shareholders of each Target Fund will be asked to vote on the following proposals:

1.
To approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) between their Target Fund and Oppenheimer Portfolio Series: Active Allocation Fund, a series of  Oppenheimer Portfolio Series (“the Acquiring Fund”), and the transactions contemplated thereby, including: (a) the transfer of all of the assets of the Target Fund to the Acquiring Fund in exchange for Class A, Class B, Class C, Class N and Class Y shares of the Acquiring Fund, (b) the distribution of shares of the Acquiring Fund to the corresponding Class A, Class B, Class C, Class N and Class Y shareholders of the Target Fund in complete liquidation of the Target Fund, and (c) the cancellation of the outstanding shares of the Target Fund (the foregoing with respect to each Target Fund being referred to as the “Reorganization,” and with respect to all of the Target Funds, the “Reorganizations”); and

2.           To act upon such other matters as may properly come before the Meeting.

Shareholders of record at the close of business on May 25, 2012 are entitled to notice of, and to vote at, the Meeting. Each Reorganization is more fully discussed in the Combined Prospectus/Proxy Statement. Please read it carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Board of Trustees of the Target Funds believes the Reorganization is in the best interests of each of the Target Funds and recommends that you vote “For” the Reorganization.

YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.
WE URGE YOU TO VOTE PROMPTLY.
YOUR VOTE IS IMPORTANT
PLEASE VOTE THE ENCLOSED PROXY TODAY.
YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

By Order of the Board of Trustees,
Arthur S. Gabinet, Secretary
July 27, 2012

OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND
6803 South Tucson Way, Centennial, Colorado 80112
1.800.225.5677

COMBINED PROSPECTUS/PROXY STATEMENT
Dated July 27, 2012

SPECIAL MEETING OF SHAREHOLDERS OF
OPPENHEIMER TRANSITION 2030 FUND
OPPENHEIMER TRANSITION 2040 FUND
OPPENHEIMER TRANSITION 2050 FUND
to be held on September 14, 2012

Acquisition of the Assets of
OPPENHEIMER TRANSITION 2030 FUND
OPPENHEIMER TRANSITION 2040 FUND
OPPENHEIMER TRANSITION 2050 FUND
6803 South Tucson Way, Centennial, Colorado 80112
1.800.225.5677

By and in exchange for Class A, Class B, Class C, Class N and Class Y shares of
Oppenheimer Portfolio Series: Active Allocation Fund

This Combined Prospectus/Proxy Statement is furnished to you as a shareholder of Oppenheimer Transition 2030 Fund, a Massachusetts business trust (“Transition 2030 Fund”), Oppenheimer Transition 2040 Fund, a Massachusetts business trust (“Transition 2040 Fund”) and Oppenheimer Transition 2050 Fund, a Massachusetts business trust (“Transition 2050 Fund,” and together with Transition 2030 Fund and Transition 2040 Fund, the “Target Funds” and each, a “Target Fund”).  A joint special meeting of shareholders of each of the Target Funds, or any adjournments thereof, (the “Meeting”) will be held at the offices of OppenheimerFunds, Inc. (the “Manager”) at 6803 South Tucson Way, Centennial, Colorado 80112 on September 14, 2012, at 1:00 p.m., Mountain time, to consider the items that are listed below and discussed in greater detail elsewhere in this Combined Prospectus/Proxy Statement. Shareholders of record of each Target Fund as of the close of business on May 25, 2012 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. This Combined Prospectus/Proxy Statement, proxy card and accompanying Notice of Special Meeting of Shareholders will be sent to shareholders of each Target Fund on July 27, 2012, or as soon as practicable thereafter.

 The purposes of the Special Meeting are:

1.
To approve a separate Agreement and Plan of Reorganization (the “Reorganization Agreement”) between each Target Fund and Oppenheimer Portfolio Series: Active Allocation Fund, a series of  Oppenheimer Portfolio Series (“the Acquiring Fund”), and the transactions contemplated thereby, including: (a) the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange for Class A, Class B, Class C, Class N and Class Y shares of the Acquiring Fund, (b) the distribution of shares of the Acquiring Fund to the corresponding Class A, Class B, Class C, Class N and Class Y shareholders of the Target Fund in complete liquidation of the Target Fund; and (c) the cancellation of the outstanding shares of the Target Fund (with respect to each Target Fund all of the foregoing being referred to as the “Reorganization,” and with respect to all of the Target Funds, the “Reorganizations”); and

2.           To act upon such other matters as may properly come before the Meeting.

At meetings held on May 15, 2012, the Board of Trustees of the Transition 2030 Fund (the “Transition 2030 Fund Board of Trustees”), the Board of Trustees of the Transition 2040 Fund (the “Transition 2040 Fund Board of Trustees”), and the Board of Trustees of the Transition 2050 Fund (the “Transition 2050 Fund Board of Trustees”), along with the Board of Trustees of the Acquiring Fund (together with the Transition 2030 Fund Board of Trustees, the Transition 2040 Fund Board of Trustees and the Transition 2050 Fund Board of Trustees, the “Boards” and each, a “Board”) have each unanimously approved the Reorganization with respect to each Target Fund by which each Target Fund, each an open-end investment company, would be acquired by the Acquiring Fund, an open-end investment company. Each Target Fund has an investment objective and investment policies and strategies that are similar to those of the Acquiring Fund. The investment objective of the Acquiring Fund is to seek long-term growth of capital with a secondary objective of current income. The investment objective of the Transition 2030 Fund, Transition 2040 Fund and Transition 2050 Fund is to seek total return until 2030, 2040 and 2050, respectively, and then to seek income and secondarily capital growth.  The Acquiring Fund and each of the Target Funds are special types of mutual funds known as “fund of funds” because they primarily invest in other mutual funds.  The Reorganizations are part of a larger initiative to consolidate certain of the comparable Oppenheimer mutual funds to eliminate redundancies and achieve certain operating efficiencies.

Each Board requests that shareholders vote their shares by completing and returning the enclosed proxy card or by following one of the other methods for voting specified on the proxy card.

This Combined Prospectus/Proxy Statement constitutes the Prospectus of the Acquiring Fund and the Proxy Statement of each of the Target Funds filed on Form N-14 with the Securities and Exchange Commission (“SEC”). This Combined Prospectus/Proxy Statement sets forth concisely the information shareholders of each Target Fund should know before voting on the Reorganization and constitutes an offering of the shares of the Acquiring Fund being issued in the Reorganizations. Please read it carefully and retain it for future reference.  The following documents each have been filed with the SEC, and are incorporated herein by reference into (each legally forms a part of) this Combined Prospectus/Proxy Statement:

•	A Statement of Additional Information dated July 27, 2012 (the “Reorganization SAI”), relating to this Combined Prospectus/Proxy Statement;
•
The Prospectus of the Acquiring Fund, dated May 30, 2012 as supplemented (the “Acquiring Fund Prospectus”).  The Acquiring Fund Prospectus includes additional information about the Acquiring Fund and is enclosed herewith and accompanies this Combined Prospectus/Proxy Statement.

•	The Statement of Additional Information relating to the Acquiring Fund, dated May 30, 2012, as supplemented (the “Acquiring Fund SAI”);
•	The Annual Report to shareholders of the Acquiring Fund for the fiscal year ended January 31, 2012 (the “Acquiring Fund Annual Report”);
•	The Prospectus of the Transition 2030 Fund, dated June 27, 2012, as supplemented (the “Transition 2030 Fund Prospectus”);
•	The Statement of Additional Information of the Transition 2030 Fund, dated June 27, 2012, as supplemented, (the “Transition 2030 Fund SAI”)’
•	The Annual Report to shareholders of the Transition 2030 Fund for the fiscal year ended February 29, 2012 (the “Transition 2030 Fund Annual Report”);
•	The Prospectus of the Transition 2040 Fund, dated June 27, 2012, as supplemented (the “Transition 2040 Fund Prospectus”);
•	The Statement of Additional Information of the Transition 2040 Fund, dated June 27, 2012, as supplemented, (the “Transition 2040 Fund SAI”);
•	The Annual Report to shareholders of the Transition 2040 Fund for the fiscal year ended February 29, 2012 (the “Transition 2040 Fund Annual Report”);
•	The Prospectus of the Transition 2050 Fund, dated June 27, 2012, as supplemented (the “Transition 2050 Fund Prospectus”);
•	The Statement of Additional Information of the Transition 2050 Fund, dated June 27, 2012, as supplemented, (the “Transition 2050 Fund SAI”);
•	The Annual Report to shareholders of the Transition 2050 Fund for the fiscal year ended February 29, 2012 (the “Transition 2050 Fund Annual Report”);

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “Investment Company Act”), and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC.

You may request a free copy of the foregoing documents and any more recent reports filed after the date hereof by writing to OppenheimerFunds Services (the “Transfer Agent”) at P.O. Box 5270, Denver, Colorado 80217, by visiting the OppenheimerFunds Internet website at www.oppenheimerfunds.com or by calling toll-free 1.800.225.5677.

You also may view or obtain these documents from the SEC:

In Person:	At the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549
By Phone:	(202) 551-8090
By Mail:	Public Reference Section Office of Consumer Affairs and Information Services Securities and Exchange Commission 100 F Street, N.E. Washington, DC 20549 (duplicating fee required)
By E-mail:	publicinfo@sec.gov (duplicating fee required)
By Internet:	www.sec.gov

Mutual fund shares are not deposits or obligations of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other U.S. government agency. Mutual fund shares involve investment risks including the possible loss of principal.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Combined Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

This Combined Prospectus/Proxy Statement is dated July 27, 2012.

TABLE OF CONTENTS
COMBINED PROSPECTUS/PROXY STATEMENT

SYNOPSIS

This is only a summary and is qualified in its entirety by the more detailed information contained in or incorporated by reference in this Combined Prospectus/Proxy Statement and by the Reorganization Agreement which is attached as Exhibit A. Shareholders should carefully review this Combined Prospectus/Proxy Statement and the Reorganization Agreement in their entirety and the Acquiring Fund Prospectus, which accompanies this Combined Prospectus/Proxy Statement and is incorporated herein by reference.

The Proposed Reorganization

If shareholders of a Target Fund vote to approve the Reorganization Agreement and the Reorganization, on the Closing Date (as such term is defined in the Reorganization Agreement attached hereto as Exhibit A), all of the assets of the Target Fund will be transferred to the Acquiring Fund in exchange for the assumption of all liabilities and for full and fractional shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholders’ Target Fund shares as of the Valuation Date (as such term is defined in the Reorganization Agreement) according to the following chart:

Transition 2030 Fund – Share Class Exchanged	Transition 2040 Fund – Share Class Exchanged	Transition 2050 Fund – Share Class Exchanged	Acquiring Fund – Share Class Received
Class A	Class A	Class A	Class A
Class B	Class B	Class B	Class B
Class C	Class C	Class C	Class C
Class N	Class N	Class N	Class N
Class Y	Class Y	Class Y	Class Y

Immediately thereafter, the Target Fund will distribute these shares of the Acquiring Fund to its shareholders. After distributing these shares, the Target Fund will be terminated.  No sales charge will be imposed on the shares of the Acquiring Fund received by each of the Target Fund’s shareholders in connection with the Reorganizations.  However, any other purchase or redemption would be subject to any applicable sales charges. After each Target Fund’s Reorganization is completed, any contingent deferred sales charge (“CDSC”) on the redemption of shares of the Acquiring Fund received in the Reorganization would be calculated from the date of original purchase of the respective Target Fund’s shares.

The Reorganization Agreement is subject to approval by the shareholders of each of the Target Funds. The Reorganizations, if approved by shareholders of the Target Funds, are scheduled to be effective as of the close of business on October 19, 2012 with respect to Transition 2030 Fund, October 5, 2012 with respect to Transition 2040 Fund and November 2, 2012 with respect to Transition 2050, or on such later date as the parties may agree (“Closing Date”). As a result of the Reorganizations, each shareholder of the respective Target Fund will become the owner of the number of full and fractional shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Target Fund shares as of the close of business on the Valuation Date (hereinafter defined). Class A, Class B, Class C, Class N and Class Y shareholders of the each Target Fund will receive the same class of shares of the Acquiring Fund. See “Information About the Reorganization” below.

Approval of the Reorganization of each Target Fund will require the affirmative vote of a majority of the outstanding voting securities of the respective Target Fund, as defined in the Investment Company Act. A “majority of the outstanding voting securities” is defined in the Investment Company Act as the lesser of (i) 67% or more of the voting power of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the respective Target Fund are present at the Meeting or represented by proxy, or (ii) more than 50% of the voting power of the outstanding voting securities of the respective Target Fund. See “Voting Information – Quorum and Required Vote” below.

In the absence of sufficient votes to approve the Reorganization, the Meeting shall be adjourned until a quorum shall attend.  Additional information on voting and quorum requirements is provided in the section “Voting Information - Quorum and Required Vote.”

The Acquiring Fund, following the completion of one or more of the Reorganizations, may be referred to as the “Combined Fund” in this Combined Prospectus/Proxy Statement. The Target Funds, the Acquiring Fund, and the Combined Fund may also be generally referred to as a “Fund” or the “Funds.”

OppenheimerFunds, Inc. (the “Manager”) serves as the investment adviser of each of the Funds. The Manager believes that the Acquiring Fund has greater prospects for attracting new assets than each of the Target Funds.  The Funds seek to provide certain combinations of long-term growth of capital and current income, depending on the investors’ age and/or risk tolerance, by primarily investing in both equity and fixed income funds.  The Funds are all “fund of funds” because they primarily invest in other OppenheimerFunds mutual funds (“Underlying Funds”).  The Acquiring Fund also contains an actively managed component and may employ certain investments directly.  The Funds have been managed in a substantially similar manner and the performance of the Funds is similar.  The Transition 2030 Fund was organized in 2006 and the Transition 2040 Fund and Transition 2050 Fund were organized in 2007 among other similar Lifecycle Transition funds, to support the Manager’s proprietary retirement plan business by serving as funds to accommodate a range of investor preferences and retirement time horizons.  Each of those Transition funds is managed based on an approximate retirement year (the "transition" date in each fund's name) and their investments in the Underlying Funds change over time in a manner designed to help the fund become more conservative both as the transition date gets closer and for 10 years after that date. Recently, the Manager exited its retirement plan business.  As the Manager has exited this business, the Target Funds would be unlikely to gain market share in the target date fund marketplace. As a result, the Target Funds may not continue to grow their assets, and may experience reverse economies of scale.  A declining asset base could result in an increase in “other expenses” for Target Fund shareholders in the future.

The Manager believes that shareholders of each Fund will have the benefit of additional assets as a result of the Reorganizations and the corresponding potential for lower total expenses as a percentage of net assets in the future. In addition, Target Fund shareholders will be in an actively sold product, which has the opportunity to continue to garner assets and gain economies of scale. As a result, the Manager believes that the shareholders of each Fund generally will benefit more from the potential operating efficiencies and economies of scale that may be achieved by combining the Fund’s assets in the Reorganizations, than by continuing to operate the Funds separately. The Manager believes that the Acquiring Fund’s investment objective and strategies make it a compatible fund within the OppenheimerFunds complex for a reorganization with each of the Target Funds.  As a result of the similar investment objectives and investment strategies of the Funds, there is substantial overlap in the portfolio securities currently owned by the Funds.

Since the Funds are “fund of funds” and primarily invest in other mutual funds, they do not charge a direct traditional management fee, but rather indirectly collect management fees through their investments in Underlying Funds.  The Acquiring Fund charges a 0.10% asset allocation fee in addition to the Acquired Fund Fees and Expenses, which compensates the Manager for the active management component of the Fund.  As shown in the fee tables below, based on assets as of January 31, 2012, the Acquired Fund Fees and Expenses for the Combined Fund are lower than the Target Fund in all of the Reorganization scenarios.  Additionally, the Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements for each Target Fund’s shareholders will generally decrease following the Reorganizations (with exceptions to certain share classes noted below).

Consistent with the flexibility permitted by each Fund’s investment strategies, each portfolio management team is generally managing the Target Funds in a similar manner as the Acquiring Fund. In particular, as noted above, as of March 31, 2012,  100% of the Transition 2030 Fund’s assets were invested in securities that were also held by the Acquiring Fund and 87.11% of the Acquiring Fund’s assets were invested in securities that were also held by the Transition 2030 Fund;  99.67% of the Transition 2040 Fund’s assets were invested in securities that were also held by the Acquiring Fund and 87.11% of the Acquiring Fund’s assets were invested in securities that were also held by the Transition 2040 Fund; and 99.60% of the Transition 2050 Fund’s assets were invested in securities that were also held by the Acquiring Fund and 87.11% of the Acquiring Fund’s assets were invested in securities that were also held by the Transition 2050 Fund. This high overlap does not mean the Target Funds and Acquiring Fund are identical.  Please refer to the discussion below on the differences in the investment strategy among the Funds and the risks of each such strategy.

The Board of each of the Target Funds reviewed and discussed with the Manager and the Board’s independent legal counsel the proposed Reorganizations. Information with respect to, but not limited to, each Fund’s respective investment objectives and policies, advisory fees, distribution fees and other operating expenses, historical performance and asset size, was also considered by the Board of each of the Target Funds.

Based on the considerations discussed above and the reasons more fully described under “Information About the Proposed Reorganization—Board Consideration of the Reorganization,” the Board of each of the Target Funds, including all of the Board members (each, a “Board Member”) who are not “interested persons” of the Funds under the Investment Company Act (the “Independent Board Members”), has unanimously concluded that participation in the Reorganizations is in the best interests of each Target Fund and its shareholders and that the interests of the respective Target Fund’s existing shareholders would not be diluted as a result of the respective Reorganization. The Board, therefore, is hereby submitting the Reorganization Agreement to the shareholders of each of the Target Funds and recommending that shareholders of each of the Target Funds vote “FOR” the Reorganization Agreement effecting the Reorganization. The Board of the Acquiring Fund has also approved the Reorganizations on behalf of the Acquiring Fund.  Shareholders of the Acquiring Fund do not vote on the Reorganizations.

THE BOARD, INCLUDING ALL OF THE INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT YOU VOTE “FOR” APPROVAL  OF THE REORGANIZATION AGREEMENT

Investment Objectives and Principal Investment Strategies

Investment Objectives. The investment objectives of the Funds are similar. The investment objective of the Acquiring Fund is to seek long-term growth of capital with a secondary objective of current income. The investment objective of the Transition 2030 Fund, Transition 2040 Fund and Transition 2050 Fund is to seek total return until 2030, 2040 and 2050, respectively, and then to seek income and secondarily capital growth.  The Acquiring Fund and each of the Target Funds are special types of mutual funds known as “fund of funds” because they primarily invest in other mutual funds.  The investment objective of each Fund is non-fundamental, which means it may be changed without the approval of the Fund’s shareholders. Should any Fund’s Board determine that the investment objective of the Fund should be changed, shareholders must be given advance notice before any such change is implemented.  Certain investment objectives and strategies of the Underlying Funds are fundamental policies and others are non-fundamental policies, as indicated in each Underlying Fund's prospectus or Statement of Additional Information. Each Underlying Fund's Board can change non-fundamental policies without shareholder approval, including without the approval of the Fund.

Principal Investment Strategies.  The Target Fund and the Acquiring Fund employ similar principal investment strategies in achieving their respective objectives.  The similarities and differences of the principal investment strategies of the Funds are described in the chart below.

Transition 2030 Fund Transition 2040 Fund Transition 2050 Fund	Acquiring Fund
Principal Investment Strategies
The Fund is a special type of mutual fund known as a “fund of funds” because it primarily invests in other mutual funds. Those funds are referred to as the “Underlying Funds.” To accommodate a range of investor preferences and retirement time horizons, the Oppenheimer LifeCycle Funds offer seven funds with different asset allocations. Each of those funds is managed based on an approximate retirement year (the “transition” date in each fund’s name) and their investments in the Underlying Funds change over time in a manner designed to help the Fund become more conservative both as the transition date gets closer and for 10 years after that date. This approach is designed to help investors accumulate the assets needed to generate income during their retirement years.

Choosing a fund with an earlier transition date generally represents a more conservative choice; choosing a Fund with a later transition date generally represents a more aggressive choice. The changes to the Fund’s asset allocations are illustrated in its “glide path” shown below. The Fund’s asset allocations will continue to change until ten years after the transition date and then remain at its final allocation targets. The Fund has, and is expected to continue to maintain, some equity exposure. Equity securities generally have higher risks, however they have historically offered higher rates of return than fixed-income securities over the long term, and may play a role both in preparing for and during retirement.

The Transition 2030 Fund currently allocates its assets among the Underlying Funds based on asset allocation targets of approximately 46% in U.S. equities, 37% in foreign equities, 13% in U.S. fixed-income, 4% in foreign fixed-income and 0% in alternatives funds that are designed to help provide asset diversification.

The Transition 2040 Fund currently allocates its assets among the Underlying Funds based on asset allocation targets of approximately 50% in U.S. equities, 41% in foreign equities, 6% in U.S. fixed-income, 2% in foreign fixed-income and 0% in alternatives funds that are designed to help provide asset diversification.

The Transition 2050 Fund currently allocates its assets among the Underlying Funds based on asset allocation targets of approximately 52% in U.S. equities, 42% in foreign equities, 5% in U.S. fixed-income, 2% in foreign fixed-income and 0% in alternatives funds that are designed to help provide asset diversification.

The portfolio managers may use some or all of the Underlying Funds in different combinations to implement the Fund’s target allocations and the relative mix of those Underlying Funds will vary over time.

Equity securities include common stock, preferred stock, rights and warrants, and securities convertible into common stock. Fixed income securities (also referred to as “debt securities”) represent money borrowed by the issuer that must be repaid. Some Underlying Funds invest in debt securities that are rated below investment grade (commonly referred to as “junk bonds”) and certain of them may invest most or a significant percentage of their assets in those securities. Some of the Underlying Funds invest partially or primarily in securities of issuers outside of the United States, including issuers in emerging or developing markets countries. The alternatives Underlying Funds that are used for asset diversification may invest in commodities, gold and other special metals, real estate (including through equity or other securities) or in inflation protected securities. For temporary periods, the Fund may hold a greater portion of its assets in money market funds, money market securities, cash or other similar, liquid investments. This may occur at times when the Manager is unable to immediately invest cash received from purchases of Fund shares or from redemptions of its investments.

The Fund is a special type of mutual fund known as a “fund of funds” because it invests in other mutual funds. Those funds are referred to as the “Underlying Funds."

The Manager seeks to diversify the Fund’s assets by selecting Underlying Funds with different investment guidelines and styles. Under normal market conditions, the Fund allocates 75-85% of its assets based on a “static” allocation among the Underlying Funds and 15-25% of its assets based on a “tactical allocation” to those funds and to other investments. The static portion of the Fund’s allocation is divided between the Underlying Funds based on asset allocation target ranges of 30-40% in U.S. equities, 15-25% in foreign equities, 20-25% in fixed-income and approximately 5% in alternative funds that provide asset diversification. The Fund’s “tactical allocation” strategy adjusts the asset mix to take advantage of temporary market conditions that may present opportunities. For this tactical allocation, the Fund may invest in money market securities or may invest additional assets in any of the above Underlying Funds. The Fund and some Underlying
Funds may use derivatives to seek income or capital gain or to hedge against the risks of other investments. Options, futures, forward contracts and swaps are some of the types of derivatives the Fund and the Underlying Funds can use. The Fund’s asset allocation targets may vary in particular cases and may change over time.

Equity securities include common stock, preferred stock, rights and warrants, and securities convertible into common stock. Fixed income securities (also referred to as “debt securities”) represent money borrowed by the issuer that must be repaid. Some Underlying Funds invest in debt securities that are rated below investment grade (commonly referred to as “junk bonds”) and certain of them may invest most, or a significant percentage, of their assets in those securities. Some of the Underlying Funds invest partially or primarily in securities of issuers outside of the United States, including issuers in emerging or developing market countries. The Underlying Funds that are used for asset diversification may include investments related to commodities, gold and other special metals, real estate or that are inflation protected.

For temporary periods, the Fund may hold a portion of its assets in cash, money market securities or other similar, liquid investments. This will generally occur at times when the Manager is unable to immediately invest cash received from purchases of Fund shares or from redemptions of other investments.

How Securities are Selected
Investments in individual Underlying Funds are determined by the Manager in seeking to meet the Fund’s asset allocation targets and achieve its investment objective. The Fund’s actual asset allocations will usually change daily, based on changes in the market values of the securities held by the Underlying Funds, and they will generally vary from the Fund’s target allocations. The Manager monitors the Underlying Fund selections and periodically rebalances the Fund’s investments to bring them closer to their target asset allocations.

The Fund’s most recent month-end investments in the individual Underlying Funds are available on its website.  Its quarter-end asset allocations to the individual Underlying Funds are also available in its Annual and Semi-Annual Reports and in its Forms N-Q. In response to changing market or economic conditions, the Manager may change the Underlying Funds or the Fund’s target asset allocations at any time, without prior approval from or notice to shareholders

Under normal market conditions, the Fund will invest in shares of some or all of the following Underlying Funds that were chosen based on the Manager’s determination that they may provide income and secondarily capital growth: Oppenheimer Capital Appreciation Fund, Oppenheimer Champion Income Fund, Oppenheimer Commodity Strategy Total Return Fund, Oppenheimer Core Bond Fund, Oppenheimer Developing Markets Fund, Oppenheimer Discovery Fund, Oppenheimer Global Fund, Oppenheimer Global Opportunities Fund, Oppenheimer Gold & Special Minerals Fund, Oppenheimer Institutional Money Market Fund, Oppenheimer International Bond Fund, Oppenheimer International Growth Fund, Oppenheimer International Small Company Fund, Oppenheimer International Value Fund, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Fund®, Oppenheimer Main Street Select Fund®, Oppenheimer Main Street Small- & Mid-Cap Fund®, Oppenheimer Real Estate Fund, Oppenheimer Rising Dividends Fund, Oppenheimer
Small- & Mid- Cap Value Fund, Oppenheimer Master Inflation Protected Securities Fund, LLC, Oppenheimer Master Loan Fund, LLC, Oppenheimer Master International Value, LLC, Oppenheimer U.S. Government Trust and Oppenheimer Value Fund. At times, the Fund may invest in other Oppenheimer funds, including Oppenheimer money market funds.

The transition date represents an approximate retirement date and investors may plan to retire either before or after that date. Some investors may choose to stop making additional contributions to the Fund or to withdraw some or all of their investment at the transition date, however the Fund’s glide path is intended to continue after the transition date to an allocation designed to place greater emphasis on income and to seek to reduce investors’ overall risks through their retirement years.
Approximately 10 years after the Fund’s stated “transition” year, the Fund’s asset allocation will reach and remain at approximately 15% in U.S. equities, 3% in foreign equities, 61% in U.S. fixed-income, 11% in foreign fixed-income and 10% in alternatives Underlying Funds (which may result in up to 10% additional equity exposure).

The Manager uses proprietary tactical asset allocation models (including computer aided models) as guides to selecting Underlying funds for the tactical allocation. These models use quantitative techniques to identify valuation opportunities across assets and sectors to which the Underlying funds have exposures.

The Manager monitors the Underlying Fund selections and periodically rebalances the Fund’s investments to bring them back within their target asset allocation ranges. In response to changing market or economic conditions, the Manager may change the Underlying Funds or the Fund’s target asset allocation ranges at any time, without prior approval from or notice to shareholders.

Under normal market conditions, the Fund will invest in shares of some or all of the following Underlying Funds that were chosen based on the Manager’s determination that they could provide long term growth of capital and, secondarily, income: Oppenheimer Capital Appreciation Fund, Oppenheimer Champion Income Fund, Oppenheimer Commodity Strategy Total Return Fund, Oppenheimer Core Bond Fund, Oppenheimer Developing Markets Fund, Oppenheimer Discovery Fund, Oppenheimer Global Fund, Oppenheimer Global Opportunities Fund, Oppenheimer Gold & Special Minerals Fund, Oppenheimer Institutional Money Market Fund, Oppenheimer International Bond Fund, Oppenheimer International Growth Fund, Oppenheimer International Small Company Fund, Oppenheimer International Value Fund, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Fund,® Oppenheimer Main Street Select Fund,® Oppenheimer Main Street Small- & Mid-Cap Fund,® Oppenheimer Master Event-Linked Bond Fund, LLC, Oppenheimer Master Inflation Protected Securities Fund, LLC, Oppenheimer Master International Value Fund, LLC, Oppenheimer Master Loan Fund, LLC, Oppenheimer Real Estate Fund, Oppenheimer Rising Dividends Fund, Oppenheimer Rochester National Municipals, Oppenheimer Small- & Mid-Cap Value Fund, Oppenheimer U.S. Government Trust and Oppenheimer Value Fund.

Who is the Fund Designed For?
The Fund is designed primarily for investors seeking to simplify the accumulation of assets prior to and during retirement. Investors must weigh many factors when considering retirement, including when to retire, what their retirement needs will be, and what other sources of income they may have. In general, the Fund's investment program assumes a retirement age of 65 but the transition date does not necessarily represent the specific year you intend to retire or start drawing retirement assets. It should be used as an approximate guide, depending on your investment goals and risk tolerance. Investors should realize that the Fund is not a complete solution to their retirement needs.

The Fund is designed primarily for investors seeking to combine the growth potential of stocks with a smaller allocation to bonds. Because some Underlying Funds generally invest a substantial portion of their assets in stocks, those investors should be willing to assume the risks of share price fluctuations that are typical for substantial stock investments. The Fund is not a complete investment program.

Comparison.  As shown in the chart above, each of the Target Fund’s investment objective focuses on seeking total return until its transition date, and then seeks income and secondarily capital growth.  Similarly, the Acquiring Fund seeks long-term capital growth and secondarily current income.  These investment objectives are similar in that each Fund is designed to provide total return (or a combination of growth of capital and current income).  Each Fund employs similar investment strategies in order to achieve their respective investment objectives, depending on the investors’ age and/or risk tolerance, by investing in both equity and fixed income funds; the Acquiring Fund also allocates a portion of its assets based on a “tactical” allocation, to adjust the asset mix to take advantage of temporary market conditions that may present opportunities.  The Funds are all “fund of funds” because they primarily invest in other Underlying Funds.  The primary differences in management style are that the Target Funds’ portfolio holdings in Underlying Funds are periodically rebalanced based on established “glidepaths” based on an approximate retirement year (the "transition" date in each fund's name) in a manner designed to help the Fund become more conservative both as the transition date gets closer and for 10 years after that date, and that the Acquiring Fund has an actively managed component of its portfolio.  Each Target Fund's allocations to various asset classes is illustrated in the following charts, which reflect an investor's need to pursue a reduction in investment risks both before and after his or her approximate retirement year.

The Transition 2030 Fund currently allocates its assets among the Underlying Funds based on the following approximate asset allocation targets (rounded to the nearest percentage):

Underlying Fund Target Percentage
U.S. Equities	46%
Oppenheimer Value Fund	23%
Oppenheimer Capital Appreciation Fund	16%
Oppenheimer Main Street Small- & Mid-Cap Fund®	6%
Foreign Equities	37%
Oppenheimer International Growth Fund	20%
Oppenheimer International Value Fund	10%
Oppenheimer Developing Markets Fund	6%
Oppenheimer International Small Company Fund	2%
U.S. Fixed-Income	13%
Oppenheimer Core Bond Fund	6%
Oppenheimer Limited-Term Government Fund	4%
Oppenheimer Champion Income Fund	1%
Oppenheimer Institutional Money Market Fund	1%
Foreign Fixed-Income	4%
Oppenheimer International Bond Fund	4%
Alternatives	0%

The Transition 2040 Fund currently allocates its assets among the Underlying Funds based on the following approximate asset allocation targets (rounded to the nearest percentage):

Underlying Fund Target Percentage
U.S. Equities	50%
Oppenheimer Value Fund	25%
Oppenheimer Capital Appreciation Fund	18%
Oppenheimer Main Street Small- & Mid-Cap Fund®	7%
Foreign Equities	41%
Oppenheimer International Growth Fund	22%
Oppenheimer International Value Fund	11%
Oppenheimer Developing Markets Fund	6%
Oppenheimer International Small Company Fund	2%
U.S. Fixed-Income	6%
Oppenheimer Core Bond Fund	3%
Oppenheimer Limited-Term Government Fund	2%
Oppenheimer Champion Income Fund	1%
Oppenheimer Institutional Money Market Fund	1%
Foreign Fixed-Income	2%
Oppenheimer International Bond Fund	2%
Alternatives	0%

The Transition 2050 Fund currently allocates its assets among the Underlying Funds based on the following approximate asset allocation targets (rounded to the nearest percentage):

Underlying Fund Target Percentage
U.S. Equities	52%
Oppenheimer Value Fund	26%
Oppenheimer Capital Appreciation Fund	19%
Oppenheimer Main Street Small- & Mid-Cap Fund®	7%
Foreign Equities	42%
Oppenheimer International Growth Fund	23%
Oppenheimer International Value Fund	11%
Oppenheimer Developing Markets Fund	6%
Oppenheimer International Small Company Fund	2%
U.S. Fixed-Income	5%
Oppenheimer Core Bond Fund	2%
Oppenheimer Limited-Term Government Fund	2%
Foreign Fixed-Income	2%
Oppenheimer International Bond Fund	2%
Alternatives	0%

In contrast, the Acquiring Fund contains generally static Underlying Fund allocations designed to fit an appropriate risk portfolio, combined with an active allocation component to adjust the asset mix.  Under normal market conditions, the Acquiring Fund allocates 75%-85% of its assets based on a “static allocation” among the Underlying Funds and 15%-25% of its assets based on a “tactical allocation” to those funds and to other investments. Instead of a “glidepath,” under normal market conditions the Acquiring Fund will allocate its assets for the static portion of the Acquiring Fund’s allocation among the Underlying Funds based on asset allocation target ranges of 30-40% in U.S. equities, 15-25% in foreign equities, 20-25% in fixed-income and approximately 5% in alternative funds that provide asset diversification. The Acquiring Fund’s “tactical allocation” strategy adjusts the asset mix to take advantage of temporary market conditions that may present opportunities.  For this tactical allocation the Acquiring Fund may invest in money market securities or may invest additional assets in any of the Underlying Funds.  The Acquiring Fund and some Underlying Funds may use derivatives to seek income or capital gain or to hedge against the risks of other investments.  The Acquiring Fund's asset allocation targets may vary in particular cases and may change over time. Since the Acquiring Fund does not follow a glidepath, its portfolio managers may exercise more discretion in following its investment strategy.

Each of the Target Fund and the Acquiring Fund may invest in generally the same Underlying Funds.  In addition, at times, the Funds may invest in other Oppenheimer funds, including Oppenheimer money market funds. With respect to each Fund, the mix of Underlying Funds was chosen to seek diversification and to implement the Fund's allocation strategies. The choice of Underlying Funds, the objectives and policies of the Underlying Funds and the Fund's allocations to the Underlying Funds may change from time to time without approval by the Fund's shareholders.

Notwithstanding the differences in the investment strategies of the Funds, as noted above, because of the similar investment objectives and investment strategies there is substantial overlap in the portfolio securities currently owned by the Funds. Consistent with the flexibility permitted by each Fund’s investment strategies, the portfolio management teams are generally managing the Funds in a similar manner. The portfolio managers are also similar for the Funds.  Alan Gilston and Krishna Memani are the portfolio managers of the Target Funds, and Alan Gilston, Krishna Memani, and Caleb Wong are the portfolio managers of the Acquiring Fund.  The portfolio management team of the Acquiring Fund is expected to manage the Combined Fund after the Reorganization. In particular, as noted above, as of March 31, 2012, 100% of the Transition 2030 Fund’s assets were invested in securities that were also held by the Acquiring Fund and 87.11% of the Acquiring Fund’s assets were invested in securities that were also held by the Transition 2030 Fund; 99.67% of the Transition 2040 Fund’s assets were invested in securities that were also held by the Acquiring Fund and 87.11% of the Acquiring Fund’s assets were invested in securities that were also held by the Transition 2040 Fund; and  99.60% of the Transition 2050 Fund’s assets were invested in securities that were also held by the Acquiring Fund and 87.11% of the Acquiring Fund’s assets were invested in securities that were also held by the Transition 2050 Fund.   The portfolio managers of the Acquiring Fund have reviewed the portfolio holdings of each of the Target Funds and do not anticipate disposing of, or requesting the disposition of, any material portion of the assets of each of the Target Funds in preparation for, or as a result of, the applicable Reorganization. Thus, the proposed Reorganizations are not expected to cause significant portfolio turnover or transaction expenses associated with the sale of securities held by the Target Funds.

Fees and Expenses

The tables below compare the fees and expenses of each class of shares of the Funds, assuming the Reorganizations had taken place on January 31, 2012 and the estimated pro forma fees and expenses attributable to each class of shares of the Combined Fund’s Pro Forma combined portfolio. Future fees and expenses may be greater or less than those indicated below. For information concerning the net assets of each Fund as of January 31, 2012, see “Additional Information About the Funds—Capitalization of the Funds.” You may qualify for sales charge discounts if you (or you and your spouse) invest, or agree to invest in the future, at least $25,000 in certain funds in the Oppenheimer family of funds.  More information about these and other discounts is available from your financial professional and in the section “About Your Account” in the Acquiring Fund Prospectus and in the sections “How to Buy Shares” and “Appendix A” of the Acquiring Fund SAI, which are incorporated herein by reference.

Fee Tables of the Transition 2030 Fund, the Transition 2040 Fund, the Transition 2050 Fund, the Acquiring Fund, and the Combined Fund (as of January 31, 2012 (unaudited))

Transition 2050 Fund Class A		Transition 2040 Fund Class A	Transition 2030 Fund Class A	PS: Active Allocation Fund Class A	PS: Active Allocation Fund Pro Forma Combined Fund Class A
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	5.75%	5.75%	5.75%	5.75%	5.75%
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None1	None1	None1	None1	None1
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.00%	0.00%	0.00%	0.10%	0.10%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%	0.25%	0.25%
Other Expenses	0.80%	0.42%	0.28%	0.19%	0.20%
Acquired Fund Fees and Expenses	0.76%	0.75%	0.74%	0.71%	0.71%
Total Annual Fund Operating Expenses	1.81%	1.42%	1.27%	1.25%	1.26%
Fee Waiver and/or Expense Reimbursement5, 6, 7	-0.31%	0.00%	0.00%	-0.04%	-0.05%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.50%	1.42%	1.27%	1.21%	1.21%

	Transition 2050 Fund Class B	Transition 2040 Fund Class B	Transition 2030 Fund Class B	PS: Active Allocation Fund Class B	PS: Active Allocation Fund Pro Forma Combined Fund Class B
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	5%2	5%2	5%2	5%2	5%2
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.00%	0.00%	0.00%	0.10%	0.10%
Distribution and/or Service (12b-1) Fees	1.00%	1.00%	1.00%	1.00%	1.00%
Other Expenses	0.85%	0.57%	0.37%	0.29%	0.29%
Acquired Fund Fees and Expenses	0.76%	0.75%	0.74%	0.71%	0.71%
Total Annual Fund Operating Expenses	2.61%	2.32%	2.11%	2.10%	2.10%
Fee Waiver and/or Expense Reimbursement5, 6, 7	-0.36%	-0.07%	0.00%	-0.04%	-0.04%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.25%	2.25%	2.11%	2.06%	2.06%

	Transition 2050 Fund Class C	Transition 2040 Fund Class C	Transition 2030 Fund Class C	PS: Active Allocation Fund Class C	PS: Active Allocation Fund Pro Forma Combined Fund Class C
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	1%3	1%3	1%3	1%3	1%3
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.00%	0.00%	0.00%	0.10%	0.10%
Distribution and/or Service (12b-1) Fees	1.00%	1.00%	1.00%	1.00%	1.00%
Other Expenses	0.89%	0.47%	0.29%	0.19%	0.21%
Acquired Fund Fees and Expenses	0.76%	0.75%	0.74%	0.71%	0.71%
Total Annual Fund Operating Expenses	2.65%	2.22%	2.03%	2.00%	2.02%
Fee Waiver and/or Expense Reimbursement5, 6, 7	-0.40%	-0.02%	0.00%	-0.04%	-0.06%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.25%	2.20%	2.03%	1.96%	1.96%

	Transition 2050 Fund Class N	Transition 2040 Fund Class N	Transition 2030 Fund Class N	PS: Active Allocation Fund Class N	PS: Active Allocation Fund Pro Forma Combined Fund Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	1%4	1%4	1%4	1%4	1%4
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.00%	0.00%	0.00%	0.10%	0.10%
Distribution and/or Service (12b-1) Fees	0.50%	0.50%	0.50%	0.50%	0.50%
Other Expenses	0.72%	0.34%	0.22%	0.14%	0.20%
Acquired Fund Fees and Expenses	0.76%	0.75%	0.74%	0.71%	0.71%
Total Annual Fund Operating Expenses	1.98%	1.59%	1.46%	1.45%	1.51%
Fee Waiver and/or Expense Reimbursement5, 6, 7	-0.25%	0.00%	0.00%	-0.04%	-0.10%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.73%	1.59%	1.46%	1.41%	1.41%

	Transition 2050 Fund Class Y	Transition 2040 Fund Class Y	Transition 2030 Fund Class Y	PS: Active Allocation Fund Class Y	PS: Active Allocation Fund Pro Forma Combined Fund Class Y
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.00%	0.00%	0.00%	0.10%	0.10%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%	0.00%	0.00%	0.00%
Other Expenses	0.11%	0.07%	0.04%	0.09%	0.07%
Acquired Fund Fees and Expenses	0.76%	0.75%	0.74%	0.71%	0.71%
Total Annual Fund Operating Expenses	0.87%	0.82%	0.78%	0.90%	0.88%
Fee Waiver and/or Expense Reimbursement5, 6, 7	0.00%	0.00%	0.00%	-0.04%	-0.04%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.87%	0.82%	0.78%	0.86%	0.84%

1.	A Class A contingent deferred sales charge may apply to redemptions of investments of $1 million or more or to certain retirement plan redemptions.
2.	Applies to redemptions in the first year after purchase. The contingent deferred sales charge gradually declines from 5% to 1% during years one through six and is eliminated after that.
3.	Applies to shares redeemed within 12 months of purchase.
4.	May apply to shares redeemed within 18 months of a retirement plan's first purchase of Class N shares.
5.
With respect to Transition 2040 Fund and Transition 2050 Fund, the Manager has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit "Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement" (including the combined direct (fund level) and indirect (underlying fund level) expenses, but excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) certain other expenses attributable to, and incurred as a result of, a Fund's investments; and (iii) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund's business) to annual rates of 1.50% for Class A shares, 2.25% for Class B shares, 2.25% for Class C shares, 1.75% for Class N shares, and 1.25% for Class Y shares as calculated on the daily net assets of the Fund.  This limitation will be applied after giving effect to any reimbursements by the Distributor of 12b-1 fees paid by the Fund with respect to investments in Class A shares of Underlying Funds that do not offer Class Y shares. The Manager is not required to waive or reimburse Fund expenses in excess of the amount of indirect management fees earned from investments in the Underlying Funds.  The Fund's Transfer Agent has voluntarily agreed to limit its fees to 0.35% of average daily net assets per fiscal year for all classes. Each of these voluntary fee waivers and/or reimbursements may not be amended or withdrawn until one year from the date of the respective Fund’s prospectus.

6.
With respect to the Acquiring Fund, the Manager has voluntarily agreed to waive fees and/or reimburse certain Fund expenses at an annual rate of 0.04% as calculated on the daily net assets of the Fund. This waiver and/or reimbursement is applied after (and in addition to) any other applicable waivers and/or expense reimbursements that may apply, and may not be amended or withdrawn until one year from the date of the Acquiring Fund’s prospectus. The Manager is not required to waive or reimburse Fund expenses in excess of the amount of indirect management fees earned from investments in the Underlying Funds.  The fee waivers and/or expense reimbursements of the Acquiring Fund will apply to the Combined Fund following the Reorganizations.

7.
The Manager has voluntarily agreed to waive fees and/or reimburse the Combined Fund for certain expenses in order to limit "Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement"  (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, extraordinary expenses and certain other Fund expenses) so that such expenses of the Combined Fund do not exceed those of the Acquiring Fund to the extent any difference is attributed to the Reorganization.  This fee waiver and/or expense limitation may not be amended or withdrawn until one year from the Closing Date of the Reorganization.

Example

This Example is intended to help you compare the cost of investing in the relevant Fund with the cost of investing in other mutual funds.  This Example assumes that you invest $10,000 in the Funds for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If shares are redeemed1:	1 Year	3 Years	5 Years	10 Years
Transition 2030 Fund Class A	$698	$957	$1,236	$2,030
Transition 2040 Fund Class A	$712	$1,001	$1,312	$2,190
Transition 2050 Fund Class A	$720	$1,088	$1,479	$2,573
PS: Active Allocation Fund Class A	$692	$947	$1,222	$2,005
PS: Active Allocation Fund Pro Forma Combined Fund Class A	$692	$949	$1,226	$2,015
If shares are not redeemed2:
Transition 2030 Fund Class A	$698	$957	$1,236	$2,030
Transition 2040 Fund Class A	$712	$1,001	$1,312	$2,190
Transition 2050 Fund Class A	$720	$1,088	$1,479	$2,573
PS: Active Allocation Fund Class A	$692	$947	$1,222	$2,005
PS: Active Allocation Fund Pro Forma Combined Fund Class A	$692	$949	$1,226	$2,015

If shares are redeemed1:	1 Year	3 Years	5 Years	10 Years
Transition 2030 Fund Class B	$716	$968	$1,346	$2,0483
Transition 2040 Fund Class B	$731	$1,026	$1,448	$2,2403
Transition 2050 Fund Class B	$731	$1,087	$1,570	$2,5723
PS: Active Allocation Fund Class B	$711	$961	$1,337	$2,0293
PS: Active Allocation Fund Pro Forma Combined Fund Class B	$711	$961	$1,337	$2,0343
If shares are not redeemed2:
Transition 2030 Fund Class B	$216	$668	$1,146	$2,0483
Transition 2040 Fund Class B	$231	$726	$1,248	$2,2403
Transition 2050 Fund Class B	$231	$787	$1,370	$2,5723
PS: Active Allocation Fund Class B	$211	$661	$1,137	$2,0293
PS: Active Allocation Fund Pro Forma Combined Fund Class B	$211	$661	$1,137	$2,0343

If shares are redeemed1:	1 Year	3 Years	5 Years	10 Years
Transition 2030 Fund Class C	$308	$643	$1,104	$2,382
Transition 2040 Fund Class C	$326	$700	$1,201	$2,581
Transition 2050 Fund Class C	$331	$795	$1,387	$2,992
PS: Active Allocation Fund Class C	$301	$630	$1,085	$2,347
PS: Active Allocation Fund Pro Forma Combined Fund Class C	$301	$634	$1,093	$2,367
If shares are not redeemed2:
Transition 2030 Fund Class C	$208	$643	$1,104	$2,382
Transition 2040 Fund Class C	$226	$700	$1,201	$2,581
Transition 2050 Fund Class C	$231	$795	$1,387	$2,992
PS: Active Allocation Fund Class C	$201	$630	$1,085	$2,347
PS: Active Allocation Fund Pro Forma Combined Fund Class C	$201	$634	$1,093	$2,367

If shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Transition 2030 Fund Class N	$250	$465	$803	$1,759
Transition 2040 Fund Class N	$263	$506	$872	$1,904
Transition 2050 Fund Class N	$277	$603	$1,054	$2,308
PS: Active Allocation Fund Class N	$245	$458	$794	$1,744
PS: Active Allocation Fund Pro Forma Combined Fund Class N	$245	$471	$820	$1,806
If shares are not redeemed:
Transition 2030 Fund Class N	$150	$465	$803	$1,759
Transition 2040 Fund Class N	$163	$506	$872	$1,904
Transition 2050 Fund Class N	$177	$603	$1,054	$2,308
PS: Active Allocation Fund Class N	$145	$458	$794	$1,744
PS: Active Allocation Fund Pro Forma Combined Fund Class N	$145	$471	$820	$1,806

If shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Transition 2030 Fund Class Y	$80	$250	$435	$970
Transition 2040 Fund Class Y	$84	$263	$457	$1,018
Transition 2050 Fund Class Y	$89	$279	$484	$1,077
PS: Active Allocation Fund Class Y	$88	$284	$497	$1,109
PS: Active Allocation Fund Pro Forma Combined Fund Class Y	$86	$278	$486	$1,085
If shares are not redeemed:
Transition 2030 Fund Class Y	$80	$250	$435	$970
Transition 2040 Fund Class Y	$84	$263	$457	$1,018
Transition 2050 Fund Class Y	$89	$279	$484	$1,077
PS: Active Allocation Fund Class Y	$88	$284	$497	$1,109
PS: Active Allocation Fund Pro Forma Combined Fund Class Y	$86	$278	$486	$1,085

1.	In the “If shares are redeemed” examples, expenses include the initial sales charge for Class A and the applicable Class B and Class C contingent deferred sales charges.
2.	In the “If shares are not redeemed” examples, the Class A expenses include the initial sales charge, but Class B and Class C expenses do not include the contingent deferred sales charges.
3.	Class B expenses for years 7 through 10 are based on Class A expenses, since Class B shares automatically convert to Class A shares 72 months after purchase.

Fee Tables of the Transition 2030 Fund, the Acquiring Fund, and the Combined Fund (as of January 31, 2012 (unaudited))

	Transition 2030 Fund Class A	PS: Active Allocation Fund Class A	PS: Active Allocation Fund Pro Forma Combined Fund Class A
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	5.75%	5.75%	5.75%
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None1	None1	None1
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.00%	0.10%	0.10%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.28%	0.19%	0.19%
Acquired Fund Fees and Expenses	0.74%	0.71%	0.71%
Total Annual Fund Operating Expenses	1.27%	1.25%	1.25%
Fee Waiver and/or Expense Reimbursement5, 6	0.00%	-0.04%	-0.04%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.27%	1.21%	1.21%

	Transition 2030 Fund Class B	PS: Active Allocation Fund Class B	PS: Active Allocation Fund Pro Forma Combined Fund Class B
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	5%2	5%2	5%2
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.00%	0.10%	0.10%
Distribution and/or Service (12b-1) Fees	1.00%	1.00%	1.00%
Other Expenses	0.37%	0.29%	0.29%
Acquired Fund Fees and Expenses	0.74%	0.71%	0.71%
Total Annual Fund Operating Expenses	2.11%	2.10%	2.10%
Fee Waiver and/or Expense Reimbursement5, 6	0.00%	-0.04%	-0.04%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.11%	2.06%	2.06%

	Transition 2030 Fund Class C	PS: Active Allocation Fund Class C	PS: Active Allocation Fund Pro Forma Combined Fund Class C
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	1%3	1%3	1%3
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.00%	0.10%	0.10%
Distribution and/or Service (12b-1) Fees	1.00%	1.00%	1.00%
Other Expenses	0.29%	0.19%	0.19%
Acquired Fund Fees and Expenses	0.74%	0.71%	0.71%
Total Annual Fund Operating Expenses	2.03%	2.00%	2.00%
Fee Waiver and/or Expense Reimbursement5, 6	0.00%	-0.04%	-0.04%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.03%	1.96%	1.96%

	Transition 2030 Fund Class N	PS: Active Allocation Fund Class N	PS: Active Allocation Fund Pro Forma Combined Fund Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	1%4	1%4	1%4
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.00%	0.10%	0.10%
Distribution and/or Service (12b-1) Fees	0.50%	0.50%	0.50%
Other Expenses	0.22%	0.14%	0.15%
Acquired Fund Fees and Expenses	0.74%	0.71%	0.71%
Total Annual Fund Operating Expenses	1.46%	1.45%	1.46%
Fee Waiver and/or Expense Reimbursement5, 6	0.00%	-0.04%	-0.05%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.46%	1.41%	1.41%

	Transition 2030 Fund Class Y	PS: Active Allocation Fund Class Y	PS: Active Allocation Fund Pro Forma Combined Fund Class Y
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.00%	0.10%	0.10%
Distribution and/or Service (12b-1) Fees	None	None	None
Other Expenses	0.04%	0.09%	0.08%
Acquired Fund Fees and Expenses	0.74%	0.71%	0.71%
Total Annual Fund Operating Expenses	0.78%	0.90%	0.89%
Fee Waiver and/or Expense Reimbursement5, 6	0.00%	-0.04%	-0.04%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.78%	0.86%	0.85%
1.	A Class A contingent deferred sales charge may apply to redemptions of investments of $1 million or more or to certain retirement plan redemptions.
2.	Applies to redemptions in the first year after purchase. The contingent deferred sales charge gradually declines from 5% to 1% during years one through six and is eliminated after that.
3.	Applies to shares redeemed within 12 months of purchase.
4.	May apply to shares redeemed within 18 months of a retirement plan's first purchase of Class N shares.
5.
With respect to the Acquiring Fund, the Manager has voluntarily agreed to waive fees and/or reimburse certain Fund expenses at an annual rate of 0.04% as calculated on the daily net assets of the Fund. This waiver and/or reimbursement is applied after (and in addition to) any other applicable waivers and/or expense reimbursements that may apply, and may not be amended or withdrawn until one year from the date of the Acquiring Fund’s prospectus. The Manager is not required to waive or reimburse Fund expenses in excess of the amount of indirect management fees earned from investments in the Underlying Funds.  The fee waivers and/or expense reimbursements of the Acquiring Fund will apply to the Combined Fund following the Reorganizations.

6.
The Manager has voluntarily agreed to waive fees and/or reimburse the Combined Fund for certain expenses in order to limit "Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement"  (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, extraordinary expenses and certain other Fund expenses) so that such expenses of the Combined Fund do not exceed those of the Acquiring Fund to the extent any difference is attributed to the Reorganization.  This fee waiver and/or expense limitation may not be amended or withdrawn until one year from the Closing Date of the Reorganization.

Example

This Example is intended to help you compare the cost of investing in the relevant Fund with the cost of investing in other mutual funds.  This Example assumes that you invest $10,000 in the Funds for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If shares are redeemed1:	1 Year	3 Years	5 Years	10 Years
Transition 2030 Fund Class A	$698	$957	$1,236	$2,030
PS: Active Allocation Fund Class A	$692	$947	$1,222	$2,005
PS: Active Allocation Fund Pro Forma Combined Fund Class A	$692	$947	$1,222	$2,005
If shares are not redeemed2:
Transition 2030 Fund Class A	$698	$957	$1,236	$2,030
PS: Active Allocation Fund Class A	$692	$947	$1,222	$2,005
PS: Active Allocation Fund Pro Forma Combined Fund Class A	$692	$947	$1,222	$2,005

If shares are redeemed1:	1 Year	3 Years	5 Years	10 Years
Transition 2030 Fund Class B	$716	$968	$1,346	$2,0483
PS: Active Allocation Fund Class B	$711	$961	$1,337	$2,0293
PS: Active Allocation Fund Pro Forma Combined Fund Class B	$711	$961	$1,337	$2,0293
If shares are not redeemed2:
Transition 2030 Fund Class B	$216	$668	$1,146	$2,0483
PS: Active Allocation Fund Class B	$211	$661	$1,137	$2,0293
PS: Active Allocation Fund Pro Forma Combined Fund Class B	$211	$661	$1,137	$2,0293

If shares are redeemed1:	1 Year	3 Years	5 Years	10 Years
Transition 2030 Fund Class C	$308	$643	$1,104	$2,382
PS: Active Allocation Fund Class C	$301	$630	$1,085	$2,347
PS: Active Allocation Fund Pro Forma Combined Fund Class C	$301	$630	$1,085	$2,347
If shares are not redeemed2:
Transition 2030 Fund Class C	$208	$643	$1,104	$2,382
PS: Active Allocation Fund Class C	$201	$630	$1,085	$2,347
PS: Active Allocation Fund Pro Forma Combined Fund Class C	$201	$630	$1,085	$2,347

If shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Transition 2030 Fund Class N	$250	$465	$803	$1,759
PS: Active Allocation Fund Class N	$245	$458	$794	$1,744
PS: Active Allocation Fund Pro Forma Combined Fund Class N	$245	$460	$798	$1,755
If shares are not redeemed:
Transition 2030 Fund Class N	$150	$465	$803	$1,759
PS: Active Allocation Fund Class N	$145	$458	$794	$1,744
PS: Active Allocation Fund Pro Forma Combined Fund Class N	$145	$460	$798	$1,755

If shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Transition 2030 Fund Class Y	$80	$250	$435	$970
PS: Active Allocation Fund Class Y	$88	$284	$497	$1,109
PS: Active Allocation Fund Pro Forma Combined Fund Class Y	$87	$281	$491	$1,097
If shares are not redeemed:
Transition 2030 Fund Class Y	$80	$250	$435	$970
PS: Active Allocation Fund Class Y	$88	$284	$497	$1,109
PS: Active Allocation Fund Pro Forma Combined Fund Class Y	$87	$281	$491	$1,097

1.	In the “If shares are redeemed” examples, expenses include the initial sales charge for Class A and the applicable Class B and Class C contingent deferred sales charges.
2.	In the “If shares are not redeemed” examples, the Class A expenses include the initial sales charge, but Class B and Class C expenses do not include the contingent deferred sales charges.
3.	Class B expenses for years 7 through 10 are based on Class A expenses, since Class B shares automatically convert to Class A shares 72 months after purchase.

Fee Tables of the Transition 2040 Fund, the Acquiring Fund, and the Combined Fund (as of January 31, 2012 (unaudited))

	Transition 2040 Fund Class A	PS: Active Allocation Fund Class A	PS: Active Allocation Fund Pro Forma Combined Fund Class A
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	5.75%	5.75%	5.75%
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None1	None1	None1
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.00%	0.10%	0.10%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.42%	0.19%	0.19%
Acquired Fund Fees and Expenses	0.75%	0.71%	0.71%
Total Annual Fund Operating Expenses	1.42%	1.25%	1.25%
Fee Waiver and/or Expense Reimbursement5, 6	0.00%	-0.04%	-0.04%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.42%	1.21%	1.21%

	Transition 2040 Fund Class B	PS: Active Allocation Fund Class B	PS: Active Allocation Fund Pro Forma Combined Fund Class B
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	5%2	5%2	5%2
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.00%	0.10%	0.10%
Distribution and/or Service (12b-1) Fees	1.00%	1.00%	1.00%
Other Expenses	0.57%	0.29%	0.29%
Acquired Fund Fees and Expenses	0.75%	0.71%	0.71%
Total Annual Fund Operating Expenses	2.32%	2.10%	2.10%
Fee Waiver and/or Expense Reimbursement5, 6	-0.07%	-0.04%	-0.04%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.25%	2.06%	2.06%

	Transition 2040 Fund Class C	PS: Active Allocation Fund Class C	PS: Active Allocation Fund Pro Forma Combined Fund Class C
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	1%3	1%3	1%3
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.00%	0.10%	0.10%
Distribution and/or Service (12b-1) Fees	1.00%	1.00%	1.00%
Other Expenses	0.47%	0.19%	0.20%
Acquired Fund Fees and Expenses	0.75%	0.71%	0.71%
Total Annual Fund Operating Expenses	2.22%	2.00%	2.01%
Fee Waiver and/or Expense Reimbursement5, 6	-0.02%	-0.04%	-0.05%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.20%	1.96%	1.96%

	Transition 2040 Fund Class N	PS: Active Allocation Fund Class N	PS: Active Allocation Fund Pro Forma Combined Fund Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	1%4	1%4	1%4
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.00%	0.10%	0.10%
Distribution and/or Service (12b-1) Fees	0.50%	0.50%	0.50%
Other Expenses	0.34%	0.14%	0.16%
Acquired Fund Fees and Expenses	0.75%	0.71%	0.71%
Total Annual Fund Operating Expenses	1.59%	1.45%	1.47%
Fee Waiver and/or Expense Reimbursement5, 6	0.00%	-0.04%	-0.06%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.59%	1.41%	1.41%

	Transition 2040 Fund Class Y	PS: Active Allocation Fund Class Y	PS: Active Allocation Fund Pro Forma Combined Fund Class Y
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.00%	0.10%	0.10%
Distribution and/or Service (12b-1) Fees	None	None	None
Other Expenses	0.07%	0.09%	0.07%
Acquired Fund Fees and Expenses	0.75%	0.71%	0.71%
Total Annual Fund Operating Expenses	0.82%	0.90%	0.88%
Fee Waiver and/or Expense Reimbursement5, 6	0.00%	-0.04%	-0.04%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.82%	0.86%	0.84%
1.	A Class A contingent deferred sales charge may apply to redemptions of investments of $1 million or more or to certain retirement plan redemptions.
2.	Applies to redemptions in the first year after purchase. The contingent deferred sales charge gradually declines from 5% to 1% during years one through six and is eliminated after that.
3.	Applies to shares redeemed within 12 months of purchase.
4.	May apply to shares redeemed within 18 months of a retirement plan's first purchase of Class N shares.
5.
With respect to the Acquiring Fund, the Manager has voluntarily agreed to waive fees and/or reimburse certain Fund expenses at an annual rate of 0.04% as calculated on the daily net assets of the Fund. This waiver and/or reimbursement is applied after (and in addition to) any other applicable waivers and/or expense reimbursements that may apply, and may not be amended or withdrawn until one year from the date of the Acquiring Fund’s prospectus. The Manager is not required to waive or reimburse Fund expenses in excess of the amount of indirect management fees earned from investments in the Underlying Funds.  The fee waivers and/or expense reimbursements of the Acquiring Fund will apply to the Combined Fund following the Reorganizations.

6.
The Manager has voluntarily agreed to waive fees and/or reimburse the Combined Fund for certain expenses in order to limit "Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement"  (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, extraordinary expenses and certain other Fund expenses) so that such expenses of the Combined Fund do not exceed those of the Acquiring Fund to the extent any difference is attributed to the Reorganization.  This fee waiver and/or expense limitation may not be amended or withdrawn until one year from the Closing Date of the Reorganization.

Example

This Example is intended to help you compare the cost of investing in the relevant Fund with the cost of investing in other mutual funds.  This Example assumes that you invest $10,000 in the Funds for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If shares are redeemed1:	1 Year	3 Years	5 Years	10 Years
Transition 2040 Fund Class A	$712	$1,001	$1,312	$2,190
PS: Active Allocation Fund Class A	$692	$947	$1,222	$2,005
PS: Active Allocation Fund Pro Forma Combined Fund Class A	$692	$947	$1,222	$2,005
If shares are not redeemed2:
Transition 2040 Fund Class A	$712	$1,001	$1,312	$2,190
PS: Active Allocation Fund Class A	$692	$947	$1,222	$2,005
PS: Active Allocation Fund Pro Forma Combined Fund Class A	$692	$947	$1,222	$2,005

If shares are redeemed1:	1 Year	3 Years	5 Years	10 Years
Transition 2040 Fund Class B	$731	$1,026	$1,448	$2,2403
PS: Active Allocation Fund Class B	$711	$961	$1,337	$2,0293
PS: Active Allocation Fund Pro Forma Combined Fund Class B	$711	$961	$1,337	$2,0293
If shares are not redeemed2:
Transition 2040 Fund Class B	$231	$726	$1,248	$2,2403
PS: Active Allocation Fund Class B	$211	$661	$1,137	$2,0293
PS: Active Allocation Fund Pro Forma Combined Fund Class B	$211	$661	$1,137	$2,0293

If shares are redeemed1:	1 Year	3 Years	5 Years	10 Years
Transition 2040 Fund Class C	$326	$700	$1,201	$2,581
PS: Active Allocation Fund Class C	$301	$630	$1,085	$2,347
PS: Active Allocation Fund Pro Forma Combined Fund Class C	$301	$632	$1,089	$2,357
If shares are not redeemed2:
Transition 2040 Fund Class C	$226	$700	$1,201	$2,581
PS: Active Allocation Fund Class C	$201	$630	$1,085	$2,347
PS: Active Allocation Fund Pro Forma Combined Fund Class C	$201	$632	$1,089	$2,357

If shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Transition 2040 Fund Class N	$263	$506	$872	$1,904
PS: Active Allocation Fund Class N	$245	$458	$794	$1,744
PS: Active Allocation Fund Pro Forma Combined Fund Class N	$245	$462	$803	$1,765
If shares are not redeemed:
Transition 2040 Fund Class N	$163	$506	$872	$1,904
PS: Active Allocation Fund Class N	$145	$458	$794	$1,744
PS: Active Allocation Fund Pro Forma Combined Fund Class N	$145	$462	$803	$1,765

If shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Transition 2040 Fund Class Y	$84	$263	$457	$1,018
PS: Active Allocation Fund Class Y	$88	$284	$497	$1,109
PS: Active Allocation Fund Pro Forma Combined Fund Class Y	$86	$278	$486	$1,085
If shares are not redeemed:
Transition 2040 Fund Class Y	$84	$263	$457	$1,018
PS: Active Allocation Fund Class Y	$88	$284	$497	$1,109
PS: Active Allocation Fund Pro Forma Combined Fund Class Y	$86	$278	$486	$1,085

1.	In the “If shares are redeemed” examples, expenses include the initial sales charge for Class A and the applicable Class B and Class C contingent deferred sales charges.
2.	In the “If shares are not redeemed” examples, the Class A expenses include the initial sales charge, but Class B and Class C expenses do not include the contingent deferred sales charges.
3.	Class B expenses for years 7 through 10 are based on Class A expenses, since Class B shares automatically convert to Class A shares 72 months after purchase.

Fee Tables of the Transition 2050 Fund, the Acquiring Fund, and the Combined Fund (as of January 31, 2012 (unaudited))

	Transition 2050 Fund Class A	PS: Active Allocation Fund Class A	PS: Active Allocation Fund Pro Forma Combined Fund Class A
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	5.75%	5.75%	5.75%
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None1	None1	None1
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.00%	0.10%	0.10%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.80%	0.19%	0.20%
Acquired Fund Fees and Expenses	0.76%	0.71%	0.71%
Total Annual Fund Operating Expenses	1.81%	1.25%	1.26%
Fee Waiver and/or Expense Reimbursement5, 6, 7	-0.31%	-0.04%	-0.05%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.50%	1.21%	1.21%

	Transition 2050 Fund Class B	PS: Active Allocation Fund Class B	PS: Active Allocation Fund Pro Forma Combined Fund Class B
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	5%2	5%2	5%2
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.00%	0.10%	0.10%
Distribution and/or Service (12b-1) Fees	1.00%	1.00%	1.00%
Other Expenses	0.85%	0.29%	0.29%
Acquired Fund Fees and Expenses	0.76%	0.71%	0.71%
Total Annual Fund Operating Expenses	2.61%	2.10%	2.10%
Fee Waiver and/or Expense Reimbursement5, 6, 7	-0.36%	-0.04%	-0.04%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.25%	2.06%	2.06%

	Transition 2050 Fund Class C	PS: Active Allocation Fund Class C	PS: Active Allocation Fund Pro Forma Combined Fund Class C
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	1%3	1%3	1%3
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.00%	0.10%	0.10%
Distribution and/or Service (12b-1) Fees	1.00%	1.00%	1.00%
Other Expenses	0.89%	0.19%	0.20%
Acquiring Fund Fees and Expenses	0.76%	0.71%	0.71%
Total Annual Fund Operating Expenses	2.65%	2.00%	2.01%
Fee Waiver and/or Expense Reimbursement5, 6, 7	-0.40%	-0.04%	-0.05%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.25%	1.96%	1.96%

	Transition 2050 Fund Class N	PS: Active Allocation Fund Class N	PS: Active Allocation Fund Pro Forma Combined Fund Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	1%4	1%4	1%4
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.00%	0.10%	0.10%
Distribution and/or Service (12b-1) Fees	0.50%	0.50%	0.50%
Other Expenses	0.72%	0.14%	0.18%
Acquired Fund Fees and Expenses	0.76%	0.71%	0.71%
Total Annual Fund Operating Expenses	1.98%	1.45%	1.49%
Fee Waiver and/or Expense Reimbursement5, 6, 7	-0.25%	-0.04%	-0.08%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.73%	1.41%	1.41%

	Transition 2050 Fund Class Y	PS: Active Allocation Fund Class Y	PS: Active Allocation Fund Pro Forma Combined Fund Class Y
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.00%	0.10%	0.10%
Distribution and/or Service (12b-1) Fees	None	None	None
Other Expenses	0.11%	0.09%	0.08%
Acquired Fund Fees and Expenses	0.76%	0.71%	0.71%
Total Annual Fund Operating Expenses	0.87%	0.90%	0.89%
Fee Waiver and/or Expense Reimbursement5, 6, 7	0.00%	-0.04%	-0.04%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.87%	0.86%	0.85%

1.	A Class A contingent deferred sales charge may apply to redemptions of investments of $1 million or more or to certain retirement plan redemptions.
2.	Applies to redemptions in the first year after purchase. The contingent deferred sales charge gradually declines from 5% to 1% during years one through six and is eliminated after that.
3.	Applies to shares redeemed within 12 months of purchase.
4.	May apply to shares redeemed within 18 months of a retirement plan's first purchase of Class N shares.
5.
With respect to the Transition 2050 Fund, the Manager has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit "Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement" (including the combined direct (fund level) and indirect (underlying fund level) expenses, but excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) certain other expenses attributable to, and incurred as a result of, a Fund's investments; and (iii) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund's business) to annual rates of 1.50% for Class A shares, 2.25% for Class B shares, 2.25% for Class C shares, 1.75% for Class N shares, and 1.25% for C lass Y shares as calculated on the daily net assets of the Fund.  This limitation will be applied after giving effect to any reimbursements by the Distributor of 12b-1 fees paid by the Fund with respect to investments in Class A shares of Underlying Funds that do not offer Class Y shares. The Manager is not required to waive or reimburse Fund expenses in excess of the amount of indirect management fees earned from investments in the Underlying Funds.  The Fund's Transfer Agent has voluntarily agreed to limit its fees to 0.35% of average daily net assets per fiscal year for all classes. Each of these voluntary fee waivers and/or reimbursements may not be amended or withdrawn until one year from the date of the Transition 2050 Fund’s prospectus.

6.
 With respect to the Acquiring Fund, the Manager has voluntarily agreed to waive fees and/or reimburse certain Fund expenses at an annual rate of 0.04% as calculated on the daily net assets of the Fund. This waiver and/or reimbursement is applied after (and in addition to) any other applicable waivers and/or expense reimbursements that may apply, and may not be amended or withdrawn until one year from the date of the Acquiring Fund’s prospectus. The Manager is not required to waive or reimburse Fund expenses in excess of the amount of indirect management fees earned from investments in the Underlying Funds.  The fee waivers and/or expense reimbursements of the Acquiring Fund will apply to the Combined Fund following the Reorganizations.

7.
The Manager has voluntarily agreed to waive fees and/or reimburse the Combined Fund for certain expenses in order to limit "Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement"  (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, extraordinary expenses and certain other Fund expenses) so that such expenses of the Combined Fund do not exceed those of the Acquiring Fund to the extent any difference is attributed to the Reorganization.  This fee waiver and/or expense limitation may not be amended or withdrawn until one year from the Closing Date of the Reorganization.

Example

This Example is intended to help you compare the cost of investing in the relevant Fund with the cost of investing in other mutual funds.  This Example assumes that you invest $10,000 in the Funds for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If shares are redeemed1:	1 Year	3 Years	5 Years	10 Years
Transition 2050 Fund Class A	$720	$1,088	$1,479	$2,573
PS: Active Allocation Fund Class A	$692	$947	$1,222	$2,005
PS: Active Allocation Fund Pro Forma Combined Fund Class A	$692	$949	$1,226	$2,015
If shares are not redeemed2:
Transition 2050 Fund Class A	$720	$1,088	$1,479	$2,573
PS: Active Allocation Fund Class A	$692	$947	$1,222	$2,005
PS: Active Allocation Fund Pro Forma Combined Fund Class A	$692	$949	$1,226	$2,015

If shares are redeemed1:	1 Year	3 Years	5 Years	10 Years
Transition 2050 Fund Class B	$731	$1,087	$1,570	$2,5723
PS: Active Allocation Fund Class B	$711	$961	$1,337	$2,0293
PS: Active Allocation Fund Pro Forma Combined Fund Class B	$711	$961	$1,337	$2,0343
If shares are not redeemed2:
Transition 2050 Fund Class B	$231	$787	$1,370	$2,5723
PS: Active Allocation Fund Class B	$211	$661	$1,137	$2,0293
PS: Active Allocation Fund Pro Forma Combined Fund Class B	$211	$661	$1,137	$2,0343

If shares are redeemed1:	1 Year	3 Years	5 Years	10 Years
Transition 2050 Fund Class C	$331	$795	$1,387	$2,992
PS: Active Allocation Fund Class C	$301	$630	$1,085	$2,347
PS: Active Allocation Fund Pro Forma Combined Fund Class C	$301	$632	$1,089	$2,357
If shares are not redeemed2:
Transition 2050 Fund Class C	$231	$795	$1,387	$2,992
PS: Active Allocation Fund Class C	$201	$630	$1,085	$2,347
PS: Active Allocation Fund Pro Forma Combined Fund Class C	$201	$632	$1,089	$2,357

If shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Transition 2050 Fund Class N	$277	$603	$1,054	$2,308
PS: Active Allocation Fund Class N	$245	$458	$794	$1,744
PS: Active Allocation Fund Pro Forma Combined Fund Class N	$245	$467	$811	$1,786
If shares are not redeemed:
Transition 2050 Fund Class N	$177	$603	$1,054	$2,308
PS: Active Allocation Fund Class N	$145	$458	$794	$1,744
PS: Active Allocation Fund Pro Forma Combined Fund Class N	$145	$467	$811	$1,786

If shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Transition 2050 Fund Class Y	$89	$279	$484	$1,077
PS: Active Allocation Fund Class Y	$88	$284	$497	$1,109
PS: Active Allocation Fund Pro Forma Combined Fund Class Y	$87	$281	$491	$1,097
If shares are not redeemed:
Transition 2050 Fund Class Y	$89	$279	$484	$1,077
PS: Active Allocation Fund Class Y	$88	$284	$497	$1,109
PS: Active Allocation Fund Pro Forma Combined Fund Class Y	$87	$281	$491	$1,097

1.	In the “If shares are redeemed” examples, expenses include the initial sales charge for Class A and the applicable Class B and Class C contingent deferred sales charges.
2.	In the “If shares are not redeemed” examples, the Class A expenses include the initial sales charge, but Class B and Class C expenses do not include the contingent deferred sales charges.
3.	Class B expenses for years 7 through 10 are based on Class A expenses, since Class B shares automatically convert to Class A shares 72 months after purchase.

Fee Tables of the Transition 2030 Fund, the Transition 2040 Fund, the Acquiring Fund, and the Combined Fund (as of January 31, 2012 (unaudited))

	Transition 2040 Fund Class A	Transition 2030 Fund Class A	PS: Active Allocation Fund Class A	PS: Active Allocation Fund Pro Forma Combined Fund Class A
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	5.75%	5.75%	5.75%	5.75%
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None1	None1	None1	None1
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.00%	0.00%	0.10%	0.10%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%	0.25%
Other Expenses	0.42%	0.28%	0.19%	0.20%
Acquired Fund Fees and Expenses	0.75%	0.74%	0.71%	0.71%
Total Annual Fund Operating Expenses	1.42%	1.27%	1.25%	1.26%
Fee Waiver and/or Expense Reimbursement5, 6, 7	0.00%	0.00%	-0.04%	-0.05%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.42%	1.27%	1.21%	1.21%

	Transition 2040 Fund Class B	Transition 2030 Fund Class B	PS: Active Allocation Fund Class B	PS: Active Allocation Fund Pro Forma Combined Fund Class B
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	5%2	5%2	5%2	5%2
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.00%	0.00%	0.10%	0.10%
Distribution and/or Service (12b-1) Fees	1.00%	1.00%	1.00%	1.00%
Other Expenses	0.57%	0.37%	0.29%	0.29%
Acquired Fund Fees and Expenses	0.75%	0.74%	0.71%	0.71%
Total Annual Fund Operating Expenses	2.32%	2.11%	2.10%	2.10%
Fee Waiver and/or Expense Reimbursement5, 6, 7	-0.07%	0.00%	-0.04%	-0.04%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.25%	2.11%	2.06%	2.06%

	Transition 2040 Fund Class C	Transition 2030 Fund Class C	PS: Active Allocation Fund Class C	PS: Active Allocation Fund Pro Forma Combined Fund Class C
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	1%3	1%3	1%3	1%3
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.00%	0.00%	0.10%	0.10%
Distribution and/or Service (12b-1) Fees	1.00%	1.00%	1.00%	1.00%
Other Expenses	0.47%	0.29%	0.19%	0.20%
Acquired Fund Fees and Expenses	0.75%	0.74%	0.71%	0.71%
Total Annual Fund Operating Expenses	2.22%	2.03%	2.00%	2.01%
Fee Waiver and/or Expense Reimbursement5, 6, 7	-0.02%	0.00%	-0.04%	-0.05%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.20%	2.03%	1.96%	1.96%

	Transition 2040 Fund Class N	Transition 2030 Fund Class N	PS: Active Allocation Fund Class N	PS: Active Allocation Fund Pro Forma Combined Fund Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	1%4	1%4	1%4	1%4
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.00%	0.00%	0.10%	0.10%
Distribution and/or Service (12b-1) Fees	0.50%	0.50%	0.50%	0.50%
Other Expenses	0.34%	0.22%	0.14%	0.17%
Acquired Fund Fees and Expenses	0.75%	0.74%	0.71%	0.71%
Total Annual Fund Operating Expenses	1.59%	1.46%	1.45%	1.48%
Fee Waiver and/or Expense Reimbursement5, 6, 7	0.00%	0.00%	-0.04%	-0.07%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.59%	1.46%	1.41%	1.41%

	Transition 2040 Fund Class Y	Transition 2030 Fund Class Y	PS: Active Allocation Fund Class Y	PS: Active Allocation Fund Pro Forma Combined Fund Class Y
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.00%	0.00%	0.10%	0.10%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%	0.00%	0.00%
Other Expenses	0.07%	0.04%	0.09%	0.07%
Acquired Fund Fees and Expenses	0.75%	0.74%	0.71%	0.71%
Total Annual Fund Operating Expenses	0.82%	0.78%	0.90%	0.88%
Fee Waiver and/or Expense Reimbursement5, 6, 7	0.00%	0.00%	-0.04%	-0.04%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.82%	0.78%	0.86%	0.84%

1.	A Class A contingent deferred sales charge may apply to redemptions of investments of $1 million or more or to certain retirement plan redemptions.
2.	Applies to redemptions in the first year after purchase. The contingent deferred sales charge gradually declines from 5% to 1% during years one through six and is eliminated after that.
3.	Applies to shares redeemed within 12 months of purchase.
4.	May apply to shares redeemed within 18 months of a retirement plan's first purchase of Class N shares.
5.
With respect to Transition 2040 Fund, the Manager has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit "Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement" (including the combined direct (fund level) and indirect (underlying fund level) expenses, but excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) certain other expenses attributable to, and incurred as a result of, a Fund's investments; and (iii) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund's business) to annual rates of 1.50% for Class A shares, 2.25% for Class B shares, 2.25% for Class C shares, 1.75% for Class N shares, and 1.25% for C lass Y shares as calculated on the daily net assets of the Fund.  This limitation will be applied after giving effect to any reimbursements by the Distributor of 12b-1 fees paid by the Fund with respect to investments in Class A shares of Underlying Funds that do not offer Class Y shares. The Manager is not required to waive or reimburse Fund expenses in excess of the amount of indirect management fees earned from investments in the Underlying Funds.  The Fund's Transfer Agent has voluntarily agreed to limit its fees to 0.35% of average daily net assets per fiscal year for all classes. Each of these voluntary fee waivers and/or reimbursements may not be amended or withdrawn until one year from the date of the Transition 2040 Fund’s prospectus.

6.
With respect to the Acquiring Fund, the Manager has voluntarily agreed to waive fees and/or reimburse certain Fund expenses at an annual rate of 0.04% as calculated on the daily net assets of the Fund. This waiver and/or reimbursement is applied after (and in addition to) any other applicable waivers and/or expense reimbursements that may apply, and may not be amended or withdrawn until one year from the date of the Acquiring Fund’s prospectus. The Manager is not required to waive or reimburse Fund expenses in excess of the amount of indirect management fees earned from investments in the Underlying Funds.  The fee waivers and/or expense reimbursements of the Acquiring Fund will apply to the Combined Fund following the Reorganizations.

7.
The Manager has voluntarily agreed to waive fees and/or reimburse the Combined Fund for certain expenses in order to limit "Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement"  (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, extraordinary expenses and certain other Fund expenses) so that such expenses of the Combined Fund do not exceed those of the Acquiring Fund to the extent any difference is attributed to the Reorganization.  This fee waiver and/or expense limitation may not be amended or withdrawn until one year from the Closing Date of the Reorganization.

Example

This Example is intended to help you compare the cost of investing in the relevant Fund with the cost of investing in other mutual funds.  This Example assumes that you invest $10,000 in the Funds for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If shares are redeemed1:	1 Year	3 Years	5 Years	10 Years
Transition 2040 Fund Class A	$712	$1,001	$1,312	$2,190
Transition 2030 Class A	$698	$957	$1,236	$2,030
PS: Active Allocation Fund Class A	$692	$947	$1,222	$2,005
PS: Active Allocation Fund Pro Forma Combined Fund Class A	$692	$949	$1,226	$2,015
If shares are not redeemed2:
Transition 2040 Fund Class A	$712	$1,001	$1,312	$2,190
Transition 2030 Class A	$698	$957	$1,236	$2,030
PS: Active Allocation Fund Class A	$692	$947	$1,222	$2,005
PS: Active Allocation Fund Pro Forma Combined Fund Class A	$692	$949	$1,226	$2,015

If shares are redeemed1:	1 Year	3 Years	5 Years	10 Years
Transition 2040 Fund Class B	$731	$1,026	$1,448	$2,2403
Transition 2030 Class B	$716	$968	$1,346	$2,0483
PS: Active Allocation Fund Class B	$711	$961	$1,337	$2,0293
PS: Active Allocation Fund Pro Forma Combined Fund Class B	$711	$961	$1,337	$2,0343
If shares are not redeemed2:
Transition 2040 Fund Class B	$231	$726	$1,248	$2,2403
Transition 2030 Class B	$216	$668	$1,146	$2,0483
PS: Active Allocation Fund Class B	$211	$661	$1,137	$2,0293
PS: Active Allocation Fund Pro Forma Combined Fund Class B	$211	$661	$1,137	$2,0343

If shares are redeemed1:	1 Year	3 Years	5 Years	10 Years
Transition 2040 Fund Class C	$326	$700	$1,201	$2,581
Transition 2030 Class C	$308	$643	$1,104	$2,382
PS: Active Allocation Fund Class C	$301	$630	$1,085	$2,347
PS: Active Allocation Fund Pro Forma Combined Fund Class C	$301	$632	$1,089	$2,357
If shares are not redeemed2:
Transition 2040 Fund Class C	$226	$700	$1,201	$2,581
Transition 2030 Class C	$208	$643	$1,104	$2,382
PS: Active Allocation Fund Class C	$201	$630	$1,085	$2,347
PS: Active Allocation Fund Pro Forma Combined Fund Class C	$201	$632	$1,089	$2,357

If shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Transition 2040 Fund Class N	$263	$506	$872	$1,904
Transition 2030 Class N	$250	$465	$803	$1,759
PS: Active Allocation Fund Class N	$245	$458	$794	$1,744
PS: Active Allocation Fund Pro Forma Combined Fund Class N	$245	$464	$807	$1,775
If shares are not redeemed:
Transition 2040 Fund Class N	$163	$506	$872	$1,904
Transition 2030 Class N	$150	$465	$803	$1,759
PS: Active Allocation Fund Class N	$145	$458	$794	$1,744
PS: Active Allocation Fund Pro Forma Combined Fund Class N	$145	$464	$807	$1,775

If shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Transition 2040 Fund Class Y	$84	$263	$457	$1,018
Transition 2030 Class Y	$80	$250	$435	$970
PS: Active Allocation Fund Class Y	$88	$284	$497	$1,109
PS: Active Allocation Fund Pro Forma Combined Fund Class Y	$86	$278	$486	$1,085
If shares are not redeemed:
Transition 2040 Fund Class Y	$84	$263	$457	$1,018
Transition 2030 Class Y	$80	$250	$435	$970
PS: Active Allocation Fund Class Y	$88	$284	$497	$1,109
PS: Active Allocation Fund Pro Forma Combined Fund Class Y	$86	$278	$486	$1,085

1.	In the “If shares are redeemed” examples, expenses include the initial sales charge for Class A and the applicable Class B and Class C contingent deferred sales charges.
2.	In the “If shares are not redeemed” examples, the Class A expenses include the initial sales charge, but Class B and Class C expenses do not include the contingent deferred sales charges.
3.	Class B expenses for years 7 through 10 are based on Class A expenses, since Class B shares automatically convert to Class A shares 72 months after purchase.

Fee Tables of the Transition 2050 Fund, the Transition 2040 Fund, the Acquiring Fund, and the Combined Fund (as of January 31, 2012 (unaudited))

	Transition 2050 Fund Class A	Transition 2040 Fund Class A	PS: Active Allocation Fund Class A	PS: Active Allocation Fund Pro Forma Combined Fund Class A
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	5.75%	5.75%	5.75%	5.75%
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None1	None1	None1	None1
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.00%	0.00%	0.10%	0.10%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%	0.25%
Other Expenses	0.80%	0.42%	0.19%	0.20%
Acquired Fund Fees and Expenses	0.76%	0.75%	0.71%	0.71%
Total Annual Fund Operating Expenses	1.81%	1.42%	1.25%	1.26%
Fee Waiver and/or Expense Reimbursement5, 6, 7	-0.31%	0.00%	-0.04%	-0.05%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.50%	1.42%	1.21%	1.21%

	Transition 2050 Fund Class B	Transition 2040 Fund Class B	PS: Active Allocation Fund Class B	PS: Active Allocation Fund Pro Forma Combined Fund Class B
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	5%2	5%2	5%2	5%2
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.00%	0.00%	0.10%	0.10%
Distribution and/or Service (12b-1) Fees	1.00%	1.00%	1.00%	1.00%
Other Expenses	0.85%	0.57%	0.29%	0.29%
Acquired Fund Fees and Expenses	0.76%	0.75%	0.71%	0.71%
Total Annual Fund Operating Expenses	2.61%	2.32%	2.10%	2.10%
Fee Waiver and/or Expense Reimbursement5, 6, 7	-0.36%	-0.07%	-0.04%	-0.04%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.25%	2.25%	2.06%	2.06%

	Transition 2050 Fund Class C	Transition 2040 Fund Class C	PS: Active Allocation Fund Class C	PS: Active Allocation Fund Pro Forma Combined Fund Class C
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	1%3	1%3	1%3	1%3
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.00%	0.00%	0.10%	0.10%
Distribution and/or Service (12b-1) Fees	1.00%	1.00%	1.00%	1.00%
Other Expenses	0.89%	0.47%	0.19%	0.21%
Acquired Fund Fees and Expenses	0.76%	0.75%	0.71%	0.71%
Total Annual Fund Operating Expenses	2.65%	2.22%	2.00%	2.02%
Fee Waiver and/or Expense Reimbursement5, 6, 7	-0.40%	-0.02%	-0.04%	-0.06%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.25%	2.20%	1.96%	1.96%

	Transition 2050 Fund Class N	Transition 2040 Fund Class N	PS: Active Allocation Fund Class N	PS: Active Allocation Fund Pro Forma Combined Fund Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	1%4	1%4	1%4	1%4
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.00%	0.00%	0.10%	0.10%
Distribution and/or Service (12b-1) Fees	0.50%	0.50%	0.50%	0.50%
Other Expenses	0.72%	0.34%	0.14%	0.20%
Acquired Fund Fees and Expenses	0.76%	0.75%	0.71%	0.71%
Total Annual Fund Operating Expenses	1.98%	1.59%	1.45%	1.51%
Fee Waiver and/or Expense Reimbursement5, 6, 7	-0.25%	0.00%	-0.04%	-0.10%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.73%	1.59%	1.41%	1.41%

	Transition 2050 Fund Class Y	Transition 2040 Fund Class Y	PS: Active Allocation Fund Class Y	PS: Active Allocation Fund Pro Forma Combined Fund Class Y
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.00%	0.00%	0.10%	0.10%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%	0.00%	0.00%
Other Expenses	0.11%	0.07%	0.09%	0.07%
Acquired Fund Fees and Expenses	0.76%	0.75%	0.71%	0.71%
Total Annual Fund Operating Expenses	0.87%	0.82%	0.90%	0.88%
Fee Waiver and/or Expense Reimbursement5, 6, 7	0.00%	0.00%	-0.04%	-0.04%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.87%	0.82%	0.86%	0.84%

1.	A Class A contingent deferred sales charge may apply to redemptions of investments of $1 million or more or to certain retirement plan redemptions.
2.	Applies to redemptions in the first year after purchase. The contingent deferred sales charge gradually declines from 5% to 1% during years one through six and is eliminated after that.
3.	Applies to shares redeemed within 12 months of purchase.
4.	May apply to shares redeemed within 18 months of a retirement plan's first purchase of Class N shares.
5.
With respect to the Transition 2040 Fund and the Transition 2050 Fund, the Manager has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit "Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement" (including the combined direct (fund level) and indirect (underlying fund level) expenses, but excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) certain other expenses attributable to, and incurred as a result of, a Fund's investments; and (iii) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund's business) to annual rates of 1.50% for Class A shares, 2.25% for Class B shares, 2.25% for Class C shares, 1.75% for Class N shares, and 1.25% for C lass Y shares as calculated on the daily net assets of the Fund.  This limitation will be applied after giving effect to any reimbursements by the Distributor of 12b-1 fees paid by the Fund with respect to investments in Class A shares of Underlying Funds that do not offer Class Y shares. The Manager is not required to waive or reimburse Fund expenses in excess of the amount of indirect management fees earned from investments in the Underlying Funds.  The Fund's Transfer Agent has voluntarily agreed to limit its fees to 0.35% of average daily net assets per fiscal year for all classes. Each of these voluntary fee waivers and/or reimbursements may not be amended or withdrawn until one year from the date of the respective Fund’s prospectus.

6.
With respect to the Acquiring Fund, the Manager has voluntarily agreed to waive fees and/or reimburse certain Fund expenses at an annual rate of 0.04% as calculated on the daily net assets of the Fund. This waiver and/or reimbursement is applied after (and in addition to) any other applicable waivers and/or expense reimbursements that may apply, and may not be amended or withdrawn until one year from the date of the Acquiring Fund’s prospectus. The Manager is not required to waive or reimburse Fund expenses in excess of the amount of indirect management fees earned from investments in the Underlying Funds.  The fee waivers and/or expense reimbursements of the Acquiring Fund will apply to the Combined Fund following the Reorganizations.

7.
The Manager has voluntarily agreed to waive fees and/or reimburse the Combined Fund for certain expenses in order to limit "Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement"  (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, extraordinary expenses and certain other Fund expenses) so that such expenses of the Combined Fund do not exceed those of the Acquiring Fund to the extent any difference is attributed to the Reorganization.  This fee waiver and/or expense limitation may not be amended or withdrawn until one year from the Closing Date of the Reorganization.

Example

This Example is intended to help you compare the cost of investing in the relevant Fund with the cost of investing in other mutual funds.  This Example assumes that you invest $10,000 in the Funds for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If shares are redeemed1:	1 Year	3 Years	5 Years	10 Years
Transition 2050 Fund Class A	$720	$1,088	$1,479	$2,573
Transition 2040 Class A	$712	$1001	$1,312	$2,190
PS: Active Allocation Fund Class A	$692	$947	$1,222	$2,005
PS: Active Allocation Fund Pro Forma Combined Fund Class A	$692	$949	$1,226	$2,015
If shares are not redeemed2:
Transition 2050 Fund Class A	$720	$1,088	$1,479	$2,573
Transition 2040 Class A	$712	$1001	$1,312	$2,190
PS: Active Allocation Fund Class A	$692	$947	$1,222	$2,005
PS: Active Allocation Fund Pro Forma Combined Fund Class A	$692	$949	$1,226	$2,015

If shares are redeemed1:	1 Year	3 Years	5 Years	10 Years
Transition 2050 Fund Class B	$731	$1,087	$1,570	$2,5723
Transition 2040 Class B	$731	$1,026	$1,448	$2,2403
PS: Active Allocation Fund Class B	$711	$961	$1,337	$2,0293
PS: Active Allocation Fund Pro Forma Combined Fund Class B	$711	$961	$1,337	$2,0343
If shares are not redeemed2:
Transition 2050 Fund Class B	$231	$787	$1,370	$2,5723
Transition 2040 Class B	$231	$726	$1,248	$2,2403
PS: Active Allocation Fund Class B	$211	$661	$1,137	$2,0293
PS: Active Allocation Fund Pro Forma Combined Fund Class B	$211	$661	$1,137	$2,0343

If shares are redeemed1:	1 Year	3 Years	5 Years	10 Years
Transition 2050 Fund Class C	$331	$795	$1,387	$2,992
Transition 2040 Class C	$326	$700	$1,201	$2,581
PS: Active Allocation Fund Class C	$301	$630	$1,085	$2,347
PS: Active Allocation Fund Pro Forma Combined Fund Class C	$301	$634	$1,093	$2,367
If shares are not redeemed2:
Transition 2050 Fund Class C	$231	$795	$1,387	$2,992
Transition 2040 Class C	$226	$700	$1,201	$2,581
PS: Active Allocation Fund Class C	$201	$630	$1,085	$2,347
PS: Active Allocation Fund Pro Forma Combined Fund Class C	$201	$634	$1,093	$2,367

If shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Transition 2050 Fund Class N	$277	$603	$1,054	$2,308
Transition 2040 Class N	$263	$506	$872	$1,904
PS: Active Allocation Fund Class N	$245	$458	$794	$1,744
PS: Active Allocation Fund Pro Forma Combined Fund Class N	$245	$471	$820	$1,806
If shares are not redeemed:
Transition 2050 Fund Class N	$177	$603	$1,054	$2,308
Transition 2040 Class N	$163	$506	$872	$1,904
PS: Active Allocation Fund Class N	$145	$458	$794	$1,744
PS: Active Allocation Fund Pro Forma Combined Fund Class N	$145	$471	$820	$1,806

If shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Transition 2050 Fund Class Y	$89	$279	$484	$1,077
Transition 2040 Class Y	$84	$263	$457	$1,018
PS: Active Allocation Fund Class Y	$88	$284	$497	$1,109
PS: Active Allocation Fund Pro Forma Combined Fund Class Y	$86	$278	$486	$1,085
If shares are not redeemed:
Transition 2050 Fund Class Y	$89	$279	$484	$1,077
Transition 2040 Class Y	$84	$263	$457	$1,018
PS: Active Allocation Fund Class Y	$88	$284	$497	$1,109
PS: Active Allocation Fund Pro Forma Combined Fund Class Y	$86	$278	$486	$1,085
1.	In the “If shares are redeemed” examples, expenses include the initial sales charge for Class A and the applicable Class B and Class C contingent deferred sales charges.
2.	In the “If shares are not redeemed” examples, the Class A expenses include the initial sales charge, but Class B and Class C expenses do not include the contingent deferred sales charges.
3.	Class B expenses for years 7 through 10 are based on Class A expenses, since Class B shares automatically convert to Class A shares 72 months after purchase.

Fee Tables of the Transition 2030 Fund, the Transition 2050 Fund, the Acquiring Fund, and the Combined Fund (as of January 31, 2012 (unaudited))

	Transition 2050 Fund Class A	Transition 2030 Fund Class A	PS: Active Allocation Fund Class A	PS: Active Allocation Fund Pro Forma Combined Fund Class A
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	5.75%	5.75%	5.75%	5.75%
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None1	None1	None1	None1
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.00%	0.00%	0.10%	0.10%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%	0.25%
Other Expenses	0.80%	0.28%	0.19%	0.20%
Acquired Fund Fees and Expenses	0.76%	0.74%	0.71%	0.71%
Total Annual Fund Operating Expenses	1.81%	1.27%	1.25%	1.26%
Fee Waiver and/or Expense Reimbursement5, 6, 7	-0.31%	0.00%	-0.04%	-0.05%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.50%	1.27%	1.21%	1.21%

	Transition 2050 Fund Class B	Transition 2030 Fund Class B	PS: Active Allocation Fund Class B	PS: Active Allocation Fund Pro Forma Combined Fund Class B
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	5%2	5%2	5%2	5%2
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.00%	0.00%	0.10%	0.10%
Distribution and/or Service (12b-1) Fees	1.00%	1.00%	1.00%	1.00%
Other Expenses	0.85%	0.37%	0.29%	0.29%
Acquired Fund Fees and Expenses	0.76%	0.74%	0.71%	0.71%
Total Annual Fund Operating Expenses	2.61%	2.11%	2.10%	2.10%
Fee Waiver and/or Expense Reimbursement5, 6, 7	-0.36%	0.00%	-0.04%	-0.04%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.25%	2.11%	2.06%	2.06%

	Transition 2050 Fund Class C	Transition 2030 Fund Class C	PS: Active Allocation Fund Class C	PS: Active Allocation Fund Pro Forma Combined Fund Class C
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	1%3	1%3	1%3	1%3
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.00%	0.00%	0.10%	0.10%
Distribution and/or Service (12b-1) Fees	1.00%	1.00%	1.00%	1.00%
Other Expenses	0.89%	0.29%	0.19%	0.20%
Acquired Fund Fees and Expenses	0.76%	0.74%	0.71%	0.71%
Total Annual Fund Operating Expenses	2.65%	2.03%	2.00%	2.01%
Fee Waiver and/or Expense Reimbursement5, 6, 7	-0.40%	0.00%	-0.04%	-0.05%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.25%	2.03%	1.96%	1.96%

	Transition 2050 Fund Class N	Transition 2030 Fund Class N	PS: Active Allocation Fund Class N	PS: Active Allocation Fund Pro Forma Combined Fund Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	1%4	1%4	1%4	1%4
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.00%	0.00%	0.10%	0.10%
Distribution and/or Service (12b-1) Fees	0.50%	0.50%	0.50%	0.50%
Other Expenses	0.72%	0.22%	0.14%	0.18%
Acquired Fund Fees and Expenses	0.76%	0.74%	0.71%	0.71%
Total Annual Fund Operating Expenses	1.98%	1.46%	1.45%	1.49%
Fee Waiver and/or Expense Reimbursement5, 6, 7	-0.25%	0.00%	-0.04%	-0.08%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.73%	1.46%	1.41%	1.41%

	Transition 2050 Fund Class Y	Transition 2030 Fund Class Y	PS: Active Allocation Fund Class Y	PS: Active Allocation Fund Pro Forma Combined Fund Class Y
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.00%	0.00%	0.10%	0.10%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%	0.00%	0.00%
Other Expenses	0.11%	0.04%	0.09%	0.08%
Acquired Fund Fees and Expenses	0.76%	0.74%	0.71%	0.71%
Total Annual Fund Operating Expenses	0.87%	0.78%	0.90%	0.89%
Fee Waiver and/or Expense Reimbursement5, 6, 7	0.00%	0.00%	-0.04%	-0.04%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.87%	0.78%	0.86%	0.85%

1.	A Class A contingent deferred sales charge may apply to redemptions of investments of $1 million or more or to certain retirement plan redemptions.
2.	Applies to redemptions in the first year after purchase. The contingent deferred sales charge gradually declines from 5% to 1% during years one through six and is eliminated after that.
3.	Applies to shares redeemed within 12 months of purchase.
4.	May apply to shares redeemed within 18 months of a retirement plan's first purchase of Class N shares.
5.
With respect to Transition 2050 Fund, the Manager has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit "Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement" (including the combined direct (fund level) and indirect (underlying fund level) expenses, but excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) certain other expenses attributable to, and incurred as a result of, a Fund's investments; and (iii) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund's business) to annual rates of 1.50% for Class A shares, 2.25% for Class B shares, 2.25% for Class C shares, 1.75% for Class N shares, and 1.25% for C lass Y shares as calculated on the daily net assets of the Fund.  This limitation will be applied after giving effect to any reimbursements by the Distributor of 12b-1 fees paid by the Fund with respect to investments in Class A shares of Underlying Funds that do not offer Class Y shares. The Manager is not required to waive or reimburse Fund expenses in excess of the amount of indirect management fees earned from investments in the Underlying Funds.  The Fund's Transfer Agent has voluntarily agreed to limit its fees to 0.35% of average daily net assets per fiscal year for all classes. Each of these voluntary fee waivers and/or reimbursements may not be amended or withdrawn until one year from the date of the Transition 2050 Fund’s prospectus.

6.
With respect to the Acquiring Fund, the Manager has voluntarily agreed to waive fees and/or reimburse certain Fund expenses at an annual rate of 0.04% as calculated on the daily net assets of the Fund. This waiver and/or reimbursement is applied after (and in addition to) any other applicable waivers and/or expense reimbursements that may apply, and may not be amended or withdrawn until one year from the date of the Acquiring Fund’s prospectus. The Manager is not required to waive or reimburse Fund expenses in excess of the amount of indirect management fees earned from investments in the Underlying Funds.  The fee waivers and/or expense reimbursements of the Acquiring Fund will apply to the Combined Fund following the Reorganizations.

7.
The Manager has voluntarily agreed to waive fees and/or reimburse the Combined Fund for certain expenses in order to limit "Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement"  (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, extraordinary expenses and certain other Fund expenses) so that such expenses of the Combined Fund do not exceed those of the Acquiring Fund to the extent any difference is attributed to the Reorganization.  This fee waiver and/or expense limitation may not be amended or withdrawn until one year from the Closing Date of the Reorganization.

Example

This Example is intended to help you compare the cost of investing in the relevant Fund with the cost of investing in other mutual funds.  This Example assumes that you invest $10,000 in the Funds for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If shares are redeemed1:	1 Year	3 Years	5 Years	10 Years
Transition 2050 Fund Class A	$720	$1,088	$1,479	$2,573
Transition 2030 Class A	$698	$957	$1,236	$2,030
PS: Active Allocation Fund Class A	$692	$947	$1,222	$2,005
PS: Active Allocation Fund Pro Forma Combined Fund Class A	$692	$949	$1,226	$2,015
If shares are not redeemed2:
Transition 2050 Fund Class A	$720	$1,088	$1,479	$2,573
Transition 2030 Class A	$698	$957	$1,236	$2,030
PS: Active Allocation Fund Class A	$692	$947	$1,222	$2,005
PS: Active Allocation Fund Pro Forma Combined Fund Class A	$692	$949	$1,226	$2,015

If shares are redeemed1:	1 Year	3 Years	5 Years	10 Years
Transition 2050 Fund Class B	$731	$1,087	$1,570	$2,5723
Transition 2030 Class B	$716	$968	$1,346	$2,0483
PS: Active Allocation Fund Class B	$711	$961	$1,337	$2,0293
PS: Active Allocation Fund Pro Forma Combined Fund Class B	$711	$961	$1,337	$2,0343
If shares are not redeemed2:
Transition 2050 Fund Class B	$231	$787	$1,370	$2,5723
Transition 2030 Class B	$216	$668	$1,146	$2,0483
PS: Active Allocation Fund Class B	$211	$661	$1,137	$2,0293
PS: Active Allocation Fund Pro Forma Combined Fund Class B	$211	$661	$1,137	$2,0343

If shares are redeemed1:	1 Year	3 Years	5 Years	10 Years
Transition 2050 Fund Class C	$331	$795	$1,387	$2,992
Transition 2030 Class C	$308	$643	$1,104	$2,382
PS: Active Allocation Fund Class C	$301	$630	$1,085	$2,347
PS: Active Allocation Fund Pro Forma Combined Fund Class C	$301	$632	$1,089	$2,357
If shares are not redeemed2:
Transition 2050 Fund Class C	$231	$795	$1,387	$2,992
Transition 2030 Class C	$208	$643	$1,104	$2,382
PS: Active Allocation Fund Class C	$201	$630	$1,085	$2,347
PS: Active Allocation Fund Pro Forma Combined Fund Class C	$201	$632	$1,089	$2,357

If shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Transition 2050 Fund Class N	$277	$603	$1,054	$2,308
Transition 2030 Class N	$250	$465	$803	$1,759
PS: Active Allocation Fund Class N	$245	$458	$794	$1,744
PS: Active Allocation Fund Pro Forma Combined Fund Class N	$245	$467	$811	$1,786
If shares are not redeemed:
Transition 2050 Fund Class N	$177	$603	$1,054	$2,308
Transition 2030 Class N	$150	$465	$803	$1,759
PS: Active Allocation Fund Class N	$145	$458	$794	$1,744
PS: Active Allocation Fund Pro Forma Combined Fund Class N	$145	$467	$811	$1,786

If shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Transition 2050 Fund Class Y	$89	$279	$484	$1,077
Transition 2030 Class Y	$80	$250	$435	$970
PS: Active Allocation Fund Class Y	$88	$284	$497	$1,109
PS: Active Allocation Fund Pro Forma Combined Fund Class Y	$87	$281	$491	$1,097
If shares are not redeemed:
Transition 2050 Fund Class Y	$89	$279	$484	$1,077
Transition 2030 Class Y	$80	$250	$435	$970
PS: Active Allocation Fund Class Y	$88	$284	$497	$1,109
PS: Active Allocation Fund Pro Forma Combined Fund Class Y	$87	$281	$491	$1,097

1.	In the “If shares are redeemed” examples, expenses include the initial sales charge for Class A and the applicable Class B and Class C contingent deferred sales charges.
2.	In the “If shares are not redeemed” examples, the Class A expenses include the initial sales charge, but Class B and Class C expenses do not include the contingent deferred sales charges.
3.	Class B expenses for years 7 through 10 are based on Class A expenses, since Class B shares automatically convert to Class A shares 72 months after purchase.

Portfolio Turnover.  Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect each Fund’s performance.  During its most recent fiscal year, each Fund had the following portfolio turnover rate:

Fund	Fiscal Year End	Rate
Transition 2030 Fund	2/29/12	13%
Transition 2040 Fund	2/29/12	11%
Transition 2050 Fund	2/29/12	12%
Acquiring Fund	1/31/12	21%

U.S. Federal Income Tax Consequences of the Reorganization

A Reorganization of a Target Fund is intended to qualify as a tax-free reorganization for U.S. federal income tax purposes.  As a result, it is expected that shareholders of a Target Fund will not recognize any gain or loss for U.S. federal income tax purposes as a result of the exchange of their Target Fund shares for shares of the Acquiring Fund in the Reorganization, that the aggregate tax basis of the Acquiring Fund shares received by each Target Fund shareholder in the Reorganization will be the same as the aggregate tax basis of the shareholder’s Target Fund shares exchanged therefor, and that the holding period of each Target Fund shareholder in the shares of the Acquiring Fund received in the Reorganization will include the period during which such shareholder held the Target Fund shares exchanged therefor, if such Target Fund shares were held as a capital asset at the time of the Reorganization.  In addition, it is expected that a Target Fund will not recognize any gain or loss by reason of the transfer of all of its assets in exchange for shares of the Acquiring Fund and the assumption of all of its liabilities by the Acquiring Fund in the Reorganization, or upon the distribution to its shareholders of shares of the Acquiring Fund in the Reorganization.  You should, however, consult your tax advisor regarding the effect, if any, of the Reorganization of your Target Fund to you in light of your individual circumstances. You should also consult your tax advisor about state and local tax consequences of the Reorganization.

For further information about the tax consequences of the Reorganization, please see the section titled “Information About the Reorganization – Material U.S. Federal Income Tax Consequences of the Reorganization.”

Purchase, Exchange, Redemption and Valuation of Shares

Procedures for the purchase, exchange, redemption and valuation of shares of each Target Fund and the Acquiring Fund are identical. For more information about these procedures, see below under “Comparison of the Funds – Purchase, Exchange, Redemption and Valuation of Shares.”

COMPARISON OF THE FUNDS

Principal Investment Risks

As a result of their similar investment objectives investment strategies, the Target Funds and the Acquiring Fund are subject to the similar principal investment risks associated with an investment in the relevant Fund. The following comparison shows the principal risks that apply to all of the Funds.
The principal risks that apply to each Fund are set out below:

Principal Risks. The price of the Fund's shares can go up and down substantially. The value of the Fund's investments may change because of broad changes in the markets in which the Underlying Funds invest, because of Underlying Fund investment selection or the Fund's asset allocation, which could cause the Fund to underperform other funds with similar objectives. There is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them. These risks mean that you can lose money by investing in the Fund.

The following summarizes the main risks that the Fund is subject to based on its investments in the Underlying Funds. The risks described below are risks to the Fund's overall portfolio. These are generally different from the main risks of any one Underlying Fund. While each Underlying Fund has its own particular risk characteristics, the strategy of allocating the Fund's assets to different Underlying Funds may allow those risks to be offset to some extent.

Main Risks of Investing in the Underlying Funds. Each of the Underlying Funds has its own investment risks, and those risks can affect the value of the Fund's investments and therefore the value of the Fund's shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, it will have greater exposure to the risks of that Underlying Fund. The investment objective and principal investment strategies of each of the Underlying Funds are described in the section "More Information About the Underlying Funds" which is attached as Exhibit C. There is no guarantee that the Fund or any Underlying Fund will achieve its investment objective. The Underlying Funds will each pursue their investment objectives and policies without the approval of the Fund. If an Underlying Fund were to change its investment objective or policies, the Fund may be forced to sell its shares of that Underlying Fund at a disadvantageous time. The prospectuses and Statements of Additional Information of the Underlying Funds are available without charge by calling toll free at 1.800.225.5677 and can also be viewed and downloaded on the OppenheimerFunds website at www.oppenheimerfunds.com.

Allocation Risk. The Fund's ability to achieve its investment objective depends largely upon selecting the best mix of Underlying Funds. There is the risk that the Manager's evaluations and assumptions regarding the Underlying Funds' prospects may be incorrect in view of actual market conditions.

Market Risk. The value of the securities in which the Underlying Funds invest may be affected by changes in the securities markets. Securities markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. markets may move in the opposite direction from one or more foreign markets.

Main Risks of Investing in Equity Securities. Stocks and other equity securities held by the Underlying Funds fluctuate in price in response to changes in equity markets in general, and at times equity securities may be very volatile. The prices of individual equity securities may not all move in the same direction or at the same time. For example, "growth" stocks may perform well under circumstances in which "value" stocks in general have fallen. Other factors may affect the price of a particular company's securities. Those factors include poor earnings reports, loss of customers, litigation, or changes in regulations affecting the company or its industry. To the extent that an Underlying Fund emphasizes investments in securities of a particular type, for example foreign stocks, stocks of small- or mid-sized companies, growth or value stocks, or stocks of companies in a particular industry, its share value may fluctuate more in response to events affecting the market for those types of securities.

Main Risks of Investing in Fixed-Income Securities. Fixed-income securities held by the Underlying Funds may be subject to credit risk, interest rate risk, prepayment risk and extension risk. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. If an issuer fails to pay interest or to repay principal, the Underlying Fund's income or share value might be reduced. A downgrade in an issuer's credit rating or other adverse news about an issuer can reduce the market value of that issuer's securities. The value of debt securities are also subject to change when prevailing interest rates change. When prevailing interest rates fall, the values of already-issued debt securities generally rise. When prevailing interest rates rise, the values of already-issued debt securities generally fall, and they may sell at a discount from their face amount or from the amount the Underlying Fund paid for them. These fluctuations will usually be greater for longer-term debt securities than for shorter-term debt securities. When interest rates fall, debt securities may be repaid more quickly than expected and the Underlying Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as "prepayment risk." When interest rates rise, the issuers may repay principal more slowly than expected. This is referred to as "extension risk." Interest rate changes normally have different effects on variable or floating rate securities than they do on securities with fixed interest rates.

Fixed-Income Market Risks. Economic and other market developments can adversely affect fixed-income securities markets in the United States, Europe and elsewhere. At times, participants in debt securities markets may develop concerns about the ability of certain issuers of debt securities to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt securities to facilitate an orderly market. Those concerns can cause increased volatility in those debt securities or debt securities markets. Under some circumstances, as was the case during the latter half of 2008 and early 2009, those concerns could cause reduced liquidity in certain debt securities markets. A lack of liquidity or other adverse credit market conditions may hamper an Underlying Fund's ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

Special Risks of Lower-Grade Securities. Lower-grade debt securities, whether rated or unrated, have greater risks than investment-grade securities. They may be subject to greater price fluctuations and have a greater risk that the issuer might not be able to pay interest and principal when due. The market for lower-grade securities may be less liquid and therefore they may be harder to value or to sell at an acceptable price, especially during times of market volatility or decline.

Main Risks of Foreign Investing. Foreign securities are subject to special risks. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult to evaluate a foreign company's operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the U.S. or abroad, expropriation or nationalization of a company's assets, or other political and economic factors. These risks may be greater for investments in emerging or developing market countries. Foreign securities owned by an Underlying Fund may trade on weekends or other days when the Fund and the Underlying Funds do not price their shares. As a result, the Fund's net asset value may change on days when you will not be able to purchase or redeem the Fund's shares. Fund shareholders may be unable to deduct or take a credit for foreign taxes paid by the Underlying Funds on their foreign investments.

Special Risks of Developing and Emerging Markets. The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. The governments of developing and emerging market countries may also be more unstable than the governments of more developed countries. These countries generally have less developed securities markets or exchanges, and less developed legal and accounting systems. Securities may be more difficult to sell at an acceptable price and may be more volatile than securities in countries with more mature markets. The value of developing or emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company's assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in securities of issuers in developing or emerging market countries may be considered speculative.

Main Risks of Alternative Asset Classes. Some of the Underlying Funds seek investments in asset classes that are expected to perform differently from primary equity and fixed-income investments. Those asset classes may be volatile or illiquid however, particularly during periods of market instability, and they may not provide the expected uncorrelated returns.

Main Risks of Derivative Investments. Derivatives may involve significant risks. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. Derivatives may be illiquid and may be more volatile than other types of investments. Derivative investments can increase portfolio turnover and transaction costs. Derivatives are subject to counter-party credit risk and may lose money if the issuer fails to pay the amounts due.

Affiliated Portfolio Risk. In managing the Fund, the Manager will have authority to select and substitute Underlying Funds. The Manager may be subject to potential conflicts of interest in selecting Underlying Funds because the fees paid to it by some Underlying Funds are higher than the fees paid by other Underlying Funds. However the Manager monitors the investment process to seek to identify, address and resolve any potential issues.

The risks described above form the expected overall risk profile, respectively, of each Fund and can affect the value of a Fund's investments, its investment performance and the price of its shares.  The price of a Fund’s shares can go up and down substantially. The value of a Fund's investments may change because of broad changes in the markets in which the Fund invests or because of poor investment selection, which could cause the Fund to underperform other funds with similar investment objectives. There is no assurance that a Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them. These risks mean that you can lose money by investing in a Fund.

Fundamental Investment Restrictions

Each of the Target Funds and the Acquiring Fund have certain additional fundamental investment restrictions that can only be changed with shareholder approval. Generally, these investment restrictions are similar between the Funds. Each of the Target Funds and the Acquiring Fund have substantially similar fundamental investment restrictions relating to diversification, concentration, borrowing, lending, issuing senior securities, and acting as an underwriter.  The Target Funds are permitted to invest in real estate, physical commodities or commodity contracts to the extent permitted by the Investment Company Act (which does not prohibit such investments), whereas the Acquiring Fund has a fundamental restriction stating that it cannot purchase real estate or commodities; however, the Acquiring Fund may invest in commodity-linked derivatives.  Please see the Statements of Additional Information for each Fund for descriptions of the current fundamental investment restrictions, which are incorporated by reference into this Combined Prospectus/Proxy Statements and the Reorganization SAI.

Performance Information

The bar charts and tables below provide some indication of the risks of investing in each Fund by showing changes in the Fund's performance from year to year and by showing how each Fund's average annual returns for 1 year and the life of the fund compare with those of a broad measure of market performance. The Fund's past investment performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More recent performance information is available by calling the toll-free number on the back of a Fund’s prospectus and on the Funds’ website: https://www.oppenheimerfunds.com/fund/

Annual Total Returns for the Transition 2030 Fund (Class A) as of 12/31 each year

Sales charges and taxes are not included and the returns would be lower if they were. During the period shown, the highest return for a calendar quarter was 19.53% (2nd Qtr 09) and the lowest return was -28.50% (4th Qtr 08).

The following table shows the average annual total returns for each class of the Fund's shares. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Your actual after-tax returns, depending on your individual tax situation, may differ from those shown and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.

Transition 2030 Fund
Average Annual Total Returns for the periods ended December 31, 2011	1 Year	5 Years	10 Years (or life of class, if less)
Class A (inception 12/15/06) Return Before Taxes Return After Taxes on Distributions Return After Taxes on Distributions and Sale of Fund Shares	(11.80%) (11.98%) (7.43%)	(3.63%) (3.92%) (3.15%)	(3.62%) (3.90%) (3.14%)
Class B (inception 12/15/06)	(11.84%)	(3.64%)	(3.46%)
Class C (inception 12/15/06)	(8.06%)	(3.22%)	(3.23%)
Class N (inception 12/15/06)	(7.51%)	(2.68%)	(2.67%)
Class Y (inception 12/15/06)	(5.95%)	(1.99%)	(1.99%)
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	2.11%	(0.25%)	0.03%*
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.84%	6.50%	6.27%*

*From 11/30/06.

Annual Total Returns for the Transition 2040 Fund (Class A) as of 12/31 each year

Sales charges and taxes are not included and the returns would be lower if they were. During the period shown, the highest return for a calendar quarter was 21.17% (2nd Qtr 09) and the lowest return was -10.63% (2nd Qtr 10).

The following table shows the average annual total returns for each class of the Fund's shares. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Your actual after-tax returns, depending on your individual tax situation, may differ from those shown and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.

Transition 2040 Fund
Average Annual Total Returns for the periods ended December 31, 2011	1 Year	5 Years (or life of class, if less)
Class A (inception 3/4/08) Return Before Taxes Return After Taxes on Distributions Return After Taxes on Distributions and Sale of Fund Shares	(12.73%) (12.89%) (8.08%)	(3.92%) (4.14%) (3.37%)
Class B (inception 3/4/08)	(12.84%)	(3.93%)
Class C (inception 3/4/08)	(9.02%)	(3.14%)
Class N (inception 3/4/08)	(8.49%)	(2.64%)
Class Y (inception 3/4/08)	(6.96%)	(1.96%)
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	2.11%	0.76%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.84%	6.17%

*From 02/29/08.

Annual Total Returns for the Transition 2050 Fund (Class A) as of 12/31 each year

Sales charges and taxes are not included and the returns would be lower if they were. During the period shown, the highest return for a calendar quarter was 22.09% (2nd Qtr 09) and the lowest return was -10.27% (2nd Qtr 10).

The following table shows the average annual total returns for each class of the Fund's shares. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Your actual after-tax returns, depending on your individual tax situation, may differ from those shown and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.

Transition 2050 Fund
Average Annual Total Returns for the periods ended December 31, 2011	1 Year	5 Years (or life of class, if less)
Class A (inception 3/4/08) Return Before Taxes Return After Taxes on Distributions Return After Taxes on Distributions and Sale of Fund Shares	(13.02%) (13.14%) (8.31%)	(3.65%) (3.86%) (3.16%)
Class B (inception 3/4/08)	(13.00%)	(3.68%)
Class C (inception 3/4/08)	(9.31%)	(2.90%)
Class N (inception 3/4/08)	(8.92%)	(2.42%)
Class Y (inception 3/4/08)	(7.20%)	(1.75%)
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	2.11%	0.76%*
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.84%	6.17%*

*From 02/29/08.

Annual Total Returns for the Acquiring Fund (Class A) as of 12/31 each year

Sales charges and taxes are not included and the returns would be lower if they were. During the period shown, the highest return for a calendar quarter was 17.73% (2nd Qtr 09) and the lowest return was -26.79% (4th Qtr 08).

The following table shows the average annual total returns for each class of the Fund's shares. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Your actual after-tax returns, depending on your individual tax situation, may differ from those shown and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.

Acquiring Fund
Average Annual Total Returns for the periods ended December 31, 2011	1 Year	5 Years	10 Years (or Life of Class, if less)
Class A (inception 4/5/05) Return Before Taxes Return After Taxes on Distributions Return After Taxes on Distributions and Sale of Fund Shares	(10.60%) (11.19%) (6.77%)	(3.94%) (4.53%) (3.49%)	0.16% (0.49%) (0.10%)
Class B (inception 4/5/05)	(10.68%)	(3.95%)	0.32%
Class C (inception 4/5/05)	(6.94%)	(3.55%)	0.27%
Class N (inception 4/5/05)	(6.33%)	(2.99%)	0.85%
Class Y (inception 4/5/05)	(4.94%)	(2.43%)	1.43%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	2.09%	(0.25%)	3.07%*
Barclays Capital Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.84%	6.50%	5.89%*

*From 3-31-05

The accounting survivor of the Reorganization will be the Acquiring Fund. As a result, the Combined Fund will continue the performance history of the Acquiring Fund after the closing of the Reorganization.

Management of the Funds

OppenheimerFunds, Inc., the Manager, chooses each Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by each Fund's Board, under an investment advisory agreement that states the Manager's responsibilities. The agreement sets the fees each Fund pays to the Manager and describes the expenses that each Fund is responsible to pay to conduct its business.  The Manager has been an investment adviser since 1960.  The Manager is located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

Each Fund is governed by its Board, which is responsible for overseeing the Fund.  For a listing of the members comprising each Fund’s Board, please refer to the Statement of Additional Information for the relevant Fund.

Each Target Fund is managed by Alan C. Gilston and Krishna Memani, who are primarily responsible for the day-to-day management of the Funds' investments.  Mr. Gilston has been a portfolio manager of the Target Funds since February 2009 and a Vice President of the Target Funds since March 2009. Mr. Memani has been a Vice President and portfolio manager of the Fund since June 2010.

The Acquiring Fund is managed by Alan C. Gilston, Krishna Memani and Caleb Wong, who are primarily responsible for the day-to-day management of the Fund’s investments.  Mr. Gilston has been a portfolio manager of the Acquiring Fund since February 2009 and Vice President of the Acquiring Fund since December 2009. Mr. Memani has been a Vice President and portfolio manager of the Acquiring Fund since June 2010. Mr. Wong has been a portfolio manager of the Acquiring Fund since April 2005 and Vice President of the Acquiring Fund since December 2004.

Mr. Gilston has been Vice President and portfolio manager of the Manager since September 1997 and was a member of the Manager's Risk Management Team during various periods. He has been Director of Asset Allocation since September 2010. Mr. Gilston is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Mr. Memani has been the Director of Fixed Income of the Manager since October 2010 and a Senior Vice President and Head of the Investment Grade Fixed Income Team of the Manager since March 2009. Mr. Memani was a Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities from June 2006 through January 2009. Mr. Memani is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Mr. Wong has been a Vice President of the Manager since June 1999. He was head of fixed income quantitative research and risk management of the Manager from 1997-1999 and has worked in fixed-income quantitative research and risk management for the Manager since July 1996. Mr. Wong is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

 The portfolio management team of the Acquiring Fund is expected to manage the Combined Fund after the Reorganization.

Investment Advisory Agreements

The day-to-day management of the business and affairs of each Fund is the responsibility of the Manager.  Pursuant to each Fund’s investment advisory agreement, the Manager acts as the investment adviser for both Funds. The Manager employs each Fund’s portfolio managers, who are primarily responsible for the day-to-day management of each Fund's investments.

Under each Target Fund’s investment advisory agreement, the Manager does not charge a direct management fee to a Fund. However, the Manager collects indirect management fees from the Target Fund's investments in the Underlying Funds.  With respect to the Acquiring Fund, the Manager does not charge a direct traditional management fee but also collects indirect management fees from the Fund’s investments in the Underlying Funds, however, the Manager also charges an additional asset allocation fee.  The table below shows the current contractual advisory fee schedule for each of the Funds.  As shown in the table, the Funds do not pay a direct traditional management fee but the Manager will collect indirect management fees from investments in the Underlying Funds and the Acquiring Fund pays an asset allocation fee for the actively managed component of the Fund. For the Target Funds, the weighted indirect management fees collected from each Fund's investment in the Underlying Funds, as a percent of average daily net assets of the Fund as of February 29, 2012, are 0.58% for the Transition 2030 Fund, 0.59% for the Transition 2040 Fund, and 0.60% for the Transition 2050 Fund. For the Acquiring Fund, the weighted indirect management fees collected from the Fund's investment in the Underlying Funds, as a percent of average daily net assets of the Fund as of January 31, 2012, is 0.57%.  Following the Reorganizations, the Combined Fund’s weighted indirect management fees collected from the Combined Fund’s investment in the Underlying Funds, as a percent of average daily net assets of the Combined Fund, based on assets as of January 31, 2012, would be 0.57%.  Additionally, as noted in the pro forma fee tables above, as of January 31, 2012, the Acquired Fund Fees and Expenses for the Pro Forma Combined Fund are lower than each of the Target Funds in all of the Reorganization scenarios.

The Acquiring Fund’s fee investment advisory agreement would be the investment advisory agreement for the combined Funds upon successful completion of the Reorganizations.  Each Fund’s management fee and other annual operating expenses may vary in future years.

A comparison of each advisory fee is set forth in the chart below:

Target Fund	Acquiring Fund
The Fund will not pay a management fee but rather the Manager will collect indirect management fees from investments in the Underlying Funds.
The Trust will not pay a management fee but rather the Manager will collect indirect management fees from investments in the Underlying Funds.  In addition, the Fund pays the Manager an asset allocation fee of 0.10% of the first $3 billion of average annual net assets of the Fund and 0.08% of average annual net assets in excess of $3 billion.

With respect to the Transition 2030 Fund, the Manager has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit "Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement" (including the combined direct (fund level) and indirect (underlying fund level) expenses, but excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) certain other expenses attributable to, and incurred as a result of, a Fund's investments; and (iii) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund's business) to annual rates of 1.50% for Class A shares, 2.25% for Class B shares, 2.25% for Class C shares, 1.75% for Class N shares, and 1.25% for C lass Y shares as calculated on the daily net assets of the Fund. This limitation will be applied after giving effect to any reimbursements by the Distributor of 12b-1 fees paid by the Fund with respect to investments in Class A shares of Underlying Funds that do not offer Class Y shares. The Manager is not required to waive or reimburse Fund expenses in excess of the amount of indirect management fees earned from investments in the Underlying Funds. The Fund's Transfer Agent has voluntarily agreed to limit its fees to 0.35% of average daily net assets per fiscal year for all classes. Each of these voluntary fee waivers and/or reimbursements may be amended or withdrawn at any time without prior notice to shareholders.

With respect to the Transition 2040 Fund and Transition 2050 Fund, the Manager has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit "Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement" (including the combined direct (fund level) and indirect (underlying fund level) expenses, but excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) certain other expenses attributable to, and incurred as a result of, a Fund's investments; and (iii) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund's business) to annual rates of 1.50% for Class A shares, 2.25% for Class B shares, 2.25% for Class C shares, 1.75% for Class N shares, and 1.25% for C lass Y shares as calculated on the daily net assets of the Fund.  This limitation will be applied after giving effect to any reimbursements by the Distributor of 12b-1 fees paid by the Fund with respect to investments in Class A shares of Underlying Funds that do not offer Class Y shares. The Manager is not required to waive or reimburse Fund expenses in excess of the amount of indirect management fees earned from investments in the Underlying Funds.  The Fund's Transfer Agent has voluntarily agreed to limit its fees to 0.35% of average daily net assets per fiscal year for all classes. Each of these voluntary fee waivers and/or reimbursements may not be amended or withdrawn until one year from the date of Transition 2040 Fund and Transition 2050 Fund’s prospectus.

With respect to the Acquiring Fund, the Manager has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” (including the combined direct (fund level) and indirect (underlying fund level) expenses, but excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) certain other expenses attributable to, and incurred as a result of, a Fund’s investments; and (iii) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund’s business) to annual rates of 1.45% for Class A shares, 2.20% for Class B shares, 2.20% for Class C shares, 1.70% for Class N shares, and 1.20% for Class Y shares as calculated on the daily net assets of the Fund. This waiver and/or reimbursement may be amended or withdrawn at any time without prior notice to shareholders. This limitation will be applied after giving effect to any reimbursements by the Distributor of 12b-1 fees paid by the Fund with respect to investments in Class A shares of Underlying Funds that do not offer Class Y shares. The Manager has also voluntarily agreed to waive fees and/or reimburse certain Fund expenses at an annual rate of 0.04% as calculated on the daily net assets of the Fund. This waiver and/or reimbursement is applied after (and in addition to) any other applicable waivers and/or expense reimbursements that may apply, and may not be amended or withdrawn until one year from the date of the Fund’s prospectus. The Manager is not required to waive or reimburse Fund expenses in excess of the amount of indirect management fees earned from investments in the Underlying Funds.  The Fund’s transfer agent has voluntarily agreed to limit its fees to 0.35% of average daily net assets per fiscal year for all classes. This voluntary waiver and/or reimbursement may be amended or withdrawn at any time without prior notice to shareholders.  The fee waivers and/or expense reimbursements of the Acquiring Fund will apply to the Combined Fund following the Reorganizations.

In addition, the Manager has agreed to waive fees and/or reimburse the Combined Fund for certain expenses in order to limit "Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement"  (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, extraordinary expenses and certain other Fund expenses) so that such expenses of the Combined Fund do not exceed those of the Acquiring Fund to the extent any difference is attributed to the Reorganization.

Based on assets as of January 31, 2012, the Acquired Fund Fees and Expenses for the Acquiring Fund are lower than for all of the Target Funds in all Reorganization scenarios.  Additionally, Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements across all share classes for shareholders of the Target Funds are generally expected to decrease as a result of the Reorganizations in all Reorganization scenarios, with certain exceptions, and to remain the same or decrease across all share classes for shareholders of the Acquiring Fund.  If all of the Reorganizations are completed, Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements across all share classes for shareholders of the Target Funds are expected to decrease, except for slight increases for Class Y shares of the Transition 2040 Fund and an approximately 0.06% increase for Class Y shares of the Transition 2030 Fund.

The Funds obtain investment management services from the Manager according to the terms of advisory agreements that are substantially similar. The advisory agreements require the Manager, at its expense, to provide each Fund with adequate office space, facilities and equipment. The agreements also require the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Funds. Those responsibilities include the compilation and maintenance of records with respect to their operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Funds.

Each Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The advisory agreements list examples of expenses paid by each Fund. The major categories relate to interest, taxes, brokerage commissions, fees to Independent Board Members, legal and audit expenses, custodian bank and transfer agent expenses, share issuance costs, certain printing and registration costs, and non-recurring expenses, including litigation costs.

Both investment advisory agreements generally provide that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreements, the Manager is not liable for any loss sustained by reason of good faith errors or omissions in connection with any matters to which the agreement(s) relate.

The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company primarily owned by Massachusetts Mutual Life Insurance Company, a global, diversified insurance and financial services company. The Manager has been an investment adviser since 1960.  The Manager is located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

Pending Litigation

Since 2009, a number of lawsuits have been filed in federal and state courts against the Manager, the Distributor and certain Oppenheimer mutual funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the "Defendant Funds").  Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds.  The lawsuits raise claims under federal and state securities laws and state common law and allege, among other things, that the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions and that the respective Defendant Fund's investment policies were not followed.  The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys' fees and litigation expenses.  On September 30, 2011, the U.S. District Court for the District of Colorado entered orders and final judgments approving stipulations and agreements of settlement in certain putative class action lawsuits involving two Defendant Funds, Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund.  These settlements do not resolve any of the other outstanding lawsuits relating to other Defendant Funds.

On June 6, 2012, the SEC entered a settled order instituting administrative cease-and-desist proceedings against the Manager and the Distributor, resolving an investigation by the SEC Staff into the 2008 performance of Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund.  In entering into the settlement, the Manager and the Distributor neither admitted nor denied the allegations set forth in the Order.  As set forth in the Order, the SEC found that the disclosure documents for Oppenheimer Champion Income Fund did not adequately disclose certain of that fund's investment practices and that the Manager made misleading statements about the ability of Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund to recoup losses incurred as a result of unprecedented volatility in the credit markets.  On the basis of those findings, the Manager and the Distributor were censured and ordered to cease and desist from violations of applicable laws and regulations.  The Manager was also ordered to pay disgorgement, prejudgment interest and a civil money penalty.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the "Ponzi" scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC ("BLMIS").  Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others.  They seek unspecified damages, equitable relief and awards of attorneys' fees and litigation expenses.  Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits.  None of the Oppenheimer mutual funds invested in any funds or accounts managed by Mr. Madoff or BLMIS.  On February 28, 2011, a stipulation of partial settlement of certain putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York.  On August 19, 2011, the court entered a final judgment and order of dismissal with prejudice approving the settlement as fair, reasonable and adequate.  In September 2011, certain parties filed notices of appeal from the court's order approving the settlement.  On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee.  On September 22, 2011, the court issued a ruling approving the settlement as fair, reasonable and adequate.  In October 2011, certain parties filed notices of appeal from the court's order approving the settlement.  The aforementioned settlements do not resolve any of the other outstanding lawsuits relating to these matters.

On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited ("AAArdvark IV"), an entity advised by the Manager's affiliate, in connection with investments made by the plaintiffs in AAArdvark IV.  Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees.  On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited ("AAArdvark I"), an entity advised by the Manager's affiliate, in connection with investments made by the plaintiffs in AAArdvark I.  The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.  On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited ("AAArdvark XS"), an entity advised by the Manager's affiliate, in connection with investments made by the plaintiffs in AAArdvark XS.  The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously.  The Defendant Funds' Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.  While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

Distribution Services

OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the principal underwriter in a continuous public offering of shares of the Funds, but is not obligated to sell a specific number of shares. The Funds have adopted a Service Plan for Class A shares that reimburses the Distributor for a portion of the costs of maintaining accounts and providing services to Class A shareholders. Reimbursement is made periodically at an annual rate of up to 0.25% of the Class A shares daily net assets. The Distributor currently uses all of those fees to pay brokers, dealers, banks and other financial intermediaries for providing personal service and maintaining the accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Because the service fee is paid out of a Fund's assets on an ongoing basis, over time it will increase the cost of your investment.

The Funds have adopted Distribution and Service Plans for Class B, Class C and Class N shares to pay the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the plans, each Fund pays the Distributor an asset-based sales charge for Class B and Class C shares calculated at an annual rate of 0.75% of the daily net assets of those classes and for Class N shares calculated at 0.25% of the daily net assets of that class. The Funds also pay a service fee under the plans at an annual rate of 0.25% of the daily net assets of Class B, Class C and Class N shares. Altogether, these fees increase the Class B and Class C shares annual expenses by 1.00% and increase the Class N shares annual expenses by 0.50%, calculated on the daily net assets of the applicable class. Because these fees are paid out of a Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than other types of sales charges.

The Distributor uses the service fees to compensate brokers, dealers, banks and other financial intermediaries for maintaining accounts and providing personal services to Class B, Class C or Class N shareholders in the applicable share class. The Distributor normally pays intermediaries the 0.25% service fee in advance for the first year after shares are purchased and then pays that fee periodically.

Payments to Financial Intermediaries and Service Providers

The Manager and the Distributor, in their discretion, may also make payments to brokers, dealers and other financial intermediaries or to service providers for distribution and/or shareholder servicing activities. Those payments are made out of the Manager's and/or the Distributor's own resources and/or assets, including from the revenues or profits derived from the advisory fees the Manager receives from the Funds. Those cash payments, which may be substantial, are paid to many firms having business relationships with the Manager and Distributor and are in addition to any distribution fees, servicing fees, or transfer agency fees paid directly or indirectly by the Funds to these financial intermediaries and any commissions the Distributor pays to these firms out of the sales charges paid by investors. Payments by the Manager or Distributor from their own resources are not reflected in the tables in the "Fees and Expenses of the Fund" section of a Fund’s prospectus because they are not paid by the Fund.

The financial intermediaries that may receive those payments include firms that offer and sell Fund shares to their clients, or provide shareholder services to the Fund, or both, and receive compensation for those activities. The financial intermediaries that may receive payments include your securities broker, dealer or financial advisor, sponsors of fund "supermarkets," sponsors of fee-based advisory or wrap fee programs, sponsors of college and retirement savings programs, banks, trust companies and other intermediaries offering products that hold Fund shares, and insurance companies that offer variable annuity or variable life insurance products.

In general, these payments to financial intermediaries can be categorized as "distribution-related" or "servicing" payments. Payments for distribution-related expenses, such as marketing or promotional expenses, are often referred to as "revenue sharing." Revenue sharing payments may be made on the basis of the sales of shares attributable to that intermediary, the average net assets of a Fund and other Oppenheimer funds attributable to the accounts of that intermediary and its clients, negotiated lump sum payments for distribution services provided, or similar fees. In some circumstances, revenue sharing payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of a Fund or other Oppenheimer funds to its customers. These payments also may give an intermediary an incentive to cooperate with the Distributor's marketing efforts. A revenue sharing payment may, for example, qualify a Fund for preferred status with the intermediary receiving the payment or provide representatives of the Distributor with access to representatives of the intermediary's sales force, in some cases on a preferential basis over funds of competitors. Additionally, as firm support, the Manager or Distributor may reimburse expenses related to educational seminars and "due diligence" or training meetings (to the extent permitted by applicable laws or the rules of the Financial Industry Regulatory Authority ("FINRA")) designed to increase sales representatives' awareness about Oppenheimer funds, including travel and lodging expenditures. However, the Manager does not consider a financial intermediary's sale of shares of a Fund or other Oppenheimer funds when selecting brokers or dealers to effect portfolio transactions for the funds.

Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the intermediary, sales of Fund shares, the redemption rates on accounts of clients of the intermediary or overall asset levels of Oppenheimer funds held for or by clients of the intermediary, the willingness of the intermediary to allow the Distributor to provide educational and training support for the intermediary's sales personnel relating to the Oppenheimer funds, the availability of the Oppenheimer funds on the intermediary's sales system, as well as the overall quality of the services provided by the intermediary and the Manager or Distributor's relationship with the intermediary. The Manager and Distributor have adopted guidelines for assessing and implementing each prospective revenue sharing arrangement. To the extent that financial intermediaries receiving distribution-related payments from the Manager or Distributor sell more shares of the Oppenheimer funds or retain more shares of the funds in their client accounts, the Manager and Distributor benefit from the incremental management and other fees they receive with respect to those assets.

Payments may also be made by the Manager, the Distributor or the Transfer Agent to financial intermediaries to compensate or reimburse them for administrative or other client services provided such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. Payments may also be made for administrative services related to the distribution of Fund shares through the intermediary. Firms that may receive servicing fees include retirement plan administrators, qualified tuition program sponsors, banks and trust companies, and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

Each Fund's Statement of Additional Information contains more information about revenue sharing and service payments made by the Manager or the Distributor. Your dealer may charge you fees or commissions in addition to those disclosed in this Combined Prospectus/Proxy Statement.

Dividends and Distributions

Each Fund intends to declare and pay dividends annually from its net investment income. The Funds may also realize capital gains on the sale of portfolio securities, in which case it may make distributions out of any net short-term or long-term capital gains annually. The Funds may also make supplemental distributions of dividends and capital gains following the end of its fiscal year. Each Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends or capital gains distributions in a particular year.

Dividends and distributions are paid separately for each share class. The dividends and capital gains distributions paid on Class A and Class Y shares will generally be higher than those on Class B, Class C and Class N shares, since Class B, Class C and Class N shares normally have higher expenses.

Purchase, Exchange, Redemption and Valuation of Shares

Each Fund offers investors five different classes of shares: Class A, Class B, Class C, Class N and Class Y.  The features of each of the Target Fund’s share classes are identical to the features of the same share classes of the Acquiring Fund.  Each Fund’s different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will usually have different share prices.  Class B shares are no longer offered for new purchases.  Any investments for existing Class B share accounts will be made in Class A shares of Oppenheimer Money Market Fund, Inc.

The procedures for purchases, redemptions and exchanges of shares of the Funds are the same. Shares of the Funds may be exchanged for shares of the same class of certain other Oppenheimer funds offering such shares. Exchange privileges are subject to amendment or termination at any time.  The Funds also have the same policies and procedures to detect and prevent frequent and/or excessive purchase and redemption activity.

You can generally redeem (sell) some or all of your shares on any regular business day. You may redeem your shares by writing a letter, by wire, by telephone or on the internet. Each Fund reserves the right to “redeem in kind” shares under certain circumstances (such as lack of liquidity in the Fund’s portfolio to meet redemptions). That means the redemption proceeds will be paid in securities from the Fund’s portfolio. If the Fund redeems your shares in kind, you may bear transaction costs and will bear market risks until such securities are converted into cash.

Class A, Class B, Class C and Class N and Class Y shares of the Acquiring Fund received in the Reorganization will be issued at net asset value, without a sales charge and no CDSC will be imposed on Target Fund shares exchanged for the Acquiring Fund’s shares as a result of the Reorganizations. However, any CDSC that applies to the respective Target Fund’s shares as of the date of the exchange will carry over to the Acquiring Fund’s shares received in that respective Reorganization.

The valuation policies of the Funds are identical.  Each Fund calculates the net asset value of each class of shares as of the close of the New York Stock Exchange (NYSE), on each day the NYSE is open for trading (referred to as a "regular business day"). The Funds determine the net assets of each class of shares by subtracting the class-specific expenses and the amount of the Fund's liabilities attributable to the share class from the value of the securities and other assets attributable to the share class. A Fund's "other assets" might include, for example, cash and interest or dividends from its portfolio securities that have been accrued but not yet collected. A Fund's securities are valued primarily on the basis of current market quotations.

If market quotations are not readily available or (in the Manager's judgment) do not accurately reflect the fair value of a security, or if after the close of the principal market on which a security held by a Fund is traded and before the time as of which a Fund's net asset value is calculated that day, an event occurs that the Manager learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, that security may be valued by another method that the Board believes would more accurately reflect the security's fair value.

The Boards have adopted valuation procedures for each Fund and have delegated the day-to-day responsibility for fair value determinations to the Manager's "Valuation Committee." Those determinations may include consideration of recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. Fair value determinations by the Manager are subject to review, approval and ratification by the Board at its next scheduled meeting after the fair valuations are determined.

A Fund's use of fair value pricing procedures involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. Accordingly, there can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which a Fund determines its net asset value per share.

Shareholders should refer to the Acquiring Fund Prospectus for the specific procedures applicable to purchases, exchanges and redemptions of shares. The following discussion describes the policies and procedures related to the purchase, exchange, redemption and valuation of shares of the Acquiring Fund, which policies and procedures will be the same for the Combined Fund following the closing of the Reorganizations except as noted below.

Fund Service Providers

The following outlines each Fund’s current service providers.  Following the closing of the Reorganization, the Acquiring Fund’s service providers will serve the Combined Fund.

	Target Funds	Acquiring Fund
Transfer Agent	OppenheimerFunds Services	OppenheimerFunds Services
Custodian	Citibank, N.A.	Citibank, N.A.
Independent Registered Public Accounting Firm	KPMG LLP	KPMG LLP
Counsel to the Funds & Independent Board Members	Kramer Levin Naftalis & Frankel LLP	Kramer Levin Naftalis & Frankel LLP

The Transfer Agent, a division of the Manager, provides shareholder accounting and other clerical services.  It acts on an annual per-account fee basis for both Funds. The terms of the transfer agency agreement for the Funds, and of a voluntary undertaking to limit transfer agent fees to 0.35% of average daily net assets per fiscal year for each class of the Funds, are substantially similar.

Shareholder Rights

The rights of shareholders under each Target Fund’s Declaration of Trust and the Acquiring Fund’s Declaration of Trust are substantially similar. The differences, which are set forth below, do not materially impact the Acquiring Fund’s investments or how its investment strategy is implemented.

Shareholder Meetings. The Funds are not required to, and do not, hold annual meetings of shareholders and have no current intention to hold such meetings, except as required by the Investment Company Act.  Under the Investment Company Act, the Funds are required to hold a shareholder meeting if, among other reasons, the numbers of Trustees or Directors elected by shareholders is less than a majority of the total number of Trustees or Directors, or if they seek to change a fundamental investment policy.

The Funds have identical conditions upon which the Board Members of the Funds will call a meeting of shareholders to vote on the removal of a Board Member upon a request from shareholders, and will assist shareholders wishing to communicate with other shareholders to request a meeting to remove a Board Member.

Liability and Indemnification.  The Declaration of Trust of each Fund contains an express disclaimer of shareholder and Trustee liability for the Fund’s obligations and provides for indemnity to the Board Members to the fullest extent provided by law. For each Fund, this does not protect Trustees or officers against any liability to which a Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or of such officer.

Inspection of Books and Records.  Acquiring Fund shareholders have the right to inspect certain books and records of the Fund for any lawful purpose, subject to reasonable regulations of the Trustees, not contrary to Massachusetts law, as to whether and to what extent, and at what times and places, and under what conditions and regulations, such right shall be exercised. Except to the extent otherwise required by law, Target Fund shareholders have the right to inspect certain books and records of the Trust as authorized the Trustees, or through shareholder action.

Authorized Shares.  The number of authorized shares is unlimited for each Fund.

INFORMATION ABOUT THE REORGANIZATION

This is only a summary of the Reorganization Agreement. You should read the Reorganization Agreement, which is attached as Exhibit A.

Terms of the Reorganization Agreement

If the shareholders of your Target Fund approve the Reorganization Agreement, your Target Fund’s Reorganization will take place after various conditions are satisfied by your Target Fund and the Acquiring Fund, including delivery of certain documents. The Closing Date is presently scheduled for on or about October 19, 2012 with respect to Transition 2030 Fund, October 5, 2012 with respect to Transition 2040 Fund and November 2, 2012 with respect to Transition 2050, and the “Valuation Date” (which is the business day preceding the Closing Date of the Reorganization) is presently scheduled for on or about October 18, 2012 with respect to Transition 2030 Fund, October 4, 2012 with respect to Transition 2040 Fund, and November 1, 2012 with respect to Transition 2050 Fund.

If the shareholders of your Target Fund vote to approve the Reorganization Agreement, all of the assets of your Target Fund will be transferred to the Acquiring Fund in exchange for shares of the Acquiring Fund, and you will receive Class A, Class B, Class C or Class N or Class Y shares of the Acquiring Fund equal in value to the value as of the Valuation Date of your Target Fund shares. The shares of the Acquiring Fund will be recorded electronically in each shareholder’s account. The Acquiring Fund will then send a confirmation to each shareholder. The Target Fund will then be liquidated and its outstanding shares will be cancelled. The stock transfer books of the Target Fund will be permanently closed at the close of business on the Valuation Date with respect to its Reorganization. All Funds apply the same portfolio valuation procedures.

Shareholders of each Target Fund who vote their Class A, Class B, Class C, Class N and Class Y shares in favor of their respective Reorganization will be electing in substance but not form to redeem their Target Fund shares at net asset value on the respective Valuation Date, and reinvests the proceeds in Class A, Class B, Class C, Class N and Class Y shares of the Acquiring Fund at net asset value as of the Valuation Date.  The Acquiring Fund is assuming all liabilities of the Target Funds. Each Target Fund will recognize capital gains or losses on any sales of portfolio securities made prior to the respective Reorganization.  Following its Reorganization, a Target Fund shall take all necessary steps to complete its liquidation and affect a complete dissolution of the Fund.

Under each Reorganization Agreement, either the Target Fund or the Acquiring Fund may abandon and terminate the Reorganization Agreement for any reason and there shall be no liability for damages or other recourse available to the other Fund, provided, however, that in the event that one of the Funds terminates the Reorganization Agreement without reasonable cause, it shall, upon demand, reimburse the other Fund for all expenses, including reasonable out-of-pocket expenses and fees incurred in connection with the Reorganization Agreement.

To the extent permitted by law, the Funds may agree to amend the Reorganization Agreement without shareholder approval. They may also agree to terminate and abandon the Reorganization at any time before or, to the extent permitted by law, after the approval of shareholders of the Target Funds.

Board Consideration of the Reorganization

At a meeting of the Board of the Target Funds and the Board of the Acquiring Fund held on May 15, 2012, the Boards considered whether to approve the proposed Reorganization on behalf of each Fund and reviewed and discussed with the Manager and the Boards’ independent legal counsel the proposed Reorganization.  Information with respect to, among other things, each Fund’s respective investment objective and policies, advisory fees, distribution fees and other operating expenses, historical performance, asset size and prospects for growth also was considered by the Boards.

The Boards noted that the Funds are all “fund of funds” and that they each seek to provide certain combinations of long-term growth of capital and current income, depending on the investors’ age and/or risk tolerance, by primarily investing in both equity and fixed income Underlying Funds.  The Boards noted that the investment objective of the Acquiring Fund is similar to each of the Target Funds, that the investment strategies of the Funds are similar, and that the Acquiring Fund also contains an actively managed component.  The Boards also noted that the Funds have been managed in a substantially similar manner and the performance of the Funds is similar. The Boards noted that the Acquiring Fund and the Target Funds have identical portfolio managers, with one additional portfolio manager for the Acquiring Fund.  The Boards considered that the primary difference in management style is that the Target Funds are periodically rebalanced based on established “glidepaths” whereas the Acquiring Fund contains generally static Underlying Fund allocations designed to fit an appropriate risk portfolio and also contains an actively managed component.  The Boards also noted that the Target Funds and the Acquiring Fund each have substantially similar fundamental investment restrictions.  As a result of their similar investment objectives and investment strategies, the Boards noted that the Target Funds and the Acquiring Fund are subject to substantially similar principal investment risks associated with an investment in the relevant Fund.  The Boards also considered that, based on each Fund’s current portfolio holdings, the Target Funds would be merging into a more conservatively allocated Acquiring Fund.
The Boards considered the smaller size of each of the Target Funds and the Manager's view that shareholders of each Target Fund could benefit from economies of scale associated with a larger fund as a result of the combined assets which could realize lower total other expenses than each Target Fund’s assets could realize on its own.  The Boards noted that Manager believes that the Acquiring Fund has greater prospects for attracting new assets than the Target Funds.  The Boards noted that the Transition 2030 Fund was organized in 2006, and the Transition 2040 Fund and Transition 2050 Fund were organized in 2007 among other similar Lifecycle Transition funds to support the Manager’s proprietary retirement plan business by serving as a Fund to accommodate a range of investor preferences and retirement time horizons.  The Boards noted that, as the Manager has recently exited its retirement plan business, the Target Funds would be unlikely to gain market share in the target date fund marketplace.  The Boards noted that the Manager believes that the Acquiring Fund, along with other Portfolio Series funds, would be its portfolio solutions focus in the future and that the Acquiring Fund and other Portfolio Series funds are all suited for retirement plan investors.  As a result, the Boards noted that the Target Funds may not continue to grow their assets, and may experience reverse economies of scale, in which a declining asset base could result in an increase in “other expenses” for Target Fund shareholders in the future.

The Boards received and considered information that each Fund would incur certain out-of-pocket expenses related to the Reorganization, but that generally the Target Funds would experience annual cost savings resulting from reductions in its post-Reorganization total expense ratios.  The Boards noted that, collectively, the Target Funds and all other Lifecycle Transition Funds would experience savings of approximately $700,000 per year across all seven Lifecycle Transition Funds.  The Boards noted that the Transition 2030 Fund, the Transition 2040 Fund and the Transition 2050 Fund will each bear the costs of its Reorganization, as each Fund’s savings exceed the costs of the respective Reorganization, and that the Manager will bear the costs of the Acquiring Fund’s Reorganization.

The Boards noted that since the Funds are fund of funds and primarily invest in other mutual funds, they do not charge a direct traditional management fee, but rather the Manager indirectly collects management fees through their investments in Underlying Funds.  The Boards noted that the Acquiring Fund also charges a 0.10% asset allocation fee in addition to the Acquired Fund Fees and Expenses, which compensates the Manager for the active management component of the Fund.  The Boards also noted that, as reflected in the pro-forma fees and expenses, the Acquired Fund Fees and Expenses for the Pro Forma Combined Fund would be lower than the Target Fund in all of the Reorganization scenarios.  The Boards also considered that the Transfer Agency fee rate is capped at 0.35% of average annual net assets for each class of shares of each of the Funds.

Additionally, the Boards noted that Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement for each Target Fund’s shareholders would generally decrease following the Reorganizations, with certain exceptions, and would decrease or remain the same for the Acquiring Fund’s shareholders.  The Boards focused its review on pro forma fees and expenses assuming that all Funds merged into the Pro Forma Combined Fund, but also considered pro forma fees and expenses of other Reorganization scenarios.  The Boards noted that, assuming all Funds merged into the Pro Forma Combined Fund, Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements are expected to decrease for all Target Fund shareholders, except for slight increases for Class Y shares of the Transition 2040 Fund and an approximately 0.06% increase for Class Y shares of the Transition 2030 Fund.  The Boards noted that these Class Y shares make up less than 1% of the total net assets in the LifeCycle Funds.  The Boards considered that these expense increases are mainly due to the artificially low expenses on Class Y shares, which have one large institutional retirement client account making up the vast majority of the assets ($12 million out of $12.4 million, or approximately 97%).  The Boards considered that if the large institutional retirement client redeems their investment in the LifeCycle Funds, expenses could rise significantly for the remaining shareholders of the Funds. The Boards noted that, assuming all Funds merged into the Pro Forma Combined Fund, Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements are expected to decrease or remain the same for all Acquiring Fund shareholders.

The Boards noted that the Manager had agreed to waive fees and/or reimburse the Combined Fund for certain expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, extraordinary expenses and certain other Fund expenses) so that such expenses of the Combined Fund do not exceed those of the Acquiring Fund to the extent any difference is attributed to the Reorganization, and that this fee waiver and/or expense limitation may not be amended or withdrawn until one year from the Closing Date of the Reorganization.

The Boards noted that the Target Funds and Acquiring Fund offer investors similar share classes for purchase options and services, and that the Funds’ sales charge arrangements are the same for all of those share classes.  The Boards considered the costs savings that could result from the Reorganizations, including from: (1) combining portfolio management activities of the Funds into one portfolio manager team; (2) the consolidation of compliance and other administrative functions, (3) the elimination of the need to differentiate the Funds in the marketplace, and (4) elimination of costs associated with the preparation, printing, and mailing of prospectuses and shareholder reports for the Target Funds.

The Boards considered that the Funds have the same investment adviser, general distributor and transfer agent, and that the Investment Advisory Agreements, General Distributor’s Agreements and transfer agency Service Agreements are substantially similar for the Funds.

The Boards considered the estimated costs of the Reorganizations to the Funds and the terms and conditions of the Reorganizations, including that there would be no sales charge imposed in effecting the Reorganizations and that each Reorganization is expected to be a tax-free reorganization. The Boards concluded that each Fund’s participation in the transaction was in the best interests of both the respective Target Fund and the Acquiring Fund and that the Reorganizations would not result in a dilution of the interests of existing shareholders of the Target Funds or the Acquiring Fund.

After consideration of the above factors, as well as other considerations, and such information as the Boards of the Target Funds deemed relevant, the Boards, including the Independent Board Members, unanimously approved each Reorganization and the Reorganization Agreement and voted to recommend its approval by the shareholders of each Target Fund.

Acquiring Fund shareholders do not vote on the Reorganizations.  The Board of the Acquiring Fund, including the Independent Board Members, unanimously approved each Reorganization and the Reorganization Agreement after it determined that each Reorganization was in the best interests of the Fund and its shareholders and that no dilution would result to the shareholders.

The Board members are not required to attend the shareholder meeting nor do they plan to attend the meeting.

For the reasons discussed above, the Board, on behalf of the Target Funds, recommends that you vote FOR the Reorganization Agreement.  If shareholders of a Target Fund do not approve the Reorganization Agreement, that Target Fund’s Reorganization will not take place.

Expenses of the Reorganization

Each Fund will incur expenses in connection with its Reorganizations, including legal and accounting fees, the cost of an opinion with respect to the U.S. federal income tax consequences of the Reorganization and shareholder communication costs.  The Manager has estimated total Reorganization-related costs to be approximately $40,400 for each Target Fund and $60,000 for the Acquiring Fund, for a combined total of approximately $181,200.  The Manager does not anticipate that any of the Funds will experience a dilution as a result of the proposed Reorganizations.  The Transition 2030 Fund, Transition 2040 Fund and the Transition 2050 Fund will each bear the costs of its Reorganization, as each Fund’s savings exceed the costs of the respective Reorganization, and the Manager will bear the costs of the Acquiring Fund’s Reorganization.

Material U.S. Federal Income Tax Consequences of the Reorganization

Each Target Fund’s Reorganization is intended to qualify as a tax-free reorganization for U.S. federal income tax purposes under Section 368 of the Internal Revenue Code of 1986, as amended.  It is expected to be the opinion of Kramer Levin Naftalis & Frankel LLP (the "tax opinion") that, based on certain assumptions and representations received from the Target Fund and the Acquiring Fund, and subject to the qualifications set forth in the tax opinion, for U.S. federal income tax purposes, (i) shareholders of the Target Fund will not recognize any gain or loss as a result of the exchange of their Target Fund shares for shares of the Acquiring Fund in the Reorganization; (ii) the aggregate basis of the Acquiring Fund shares received by each shareholder of the Target Fund will equal the aggregate basis of the shares of the Target Fund exchanged therefor in the Reorganization; (iii) the holding period of the Acquiring Fund shares received in the Reorganization by each shareholder of the Target Fund will include the period that the Target Fund shares exchanged therefor were held by such shareholder (provided such shares were held as a capital asset on the Closing Date) and (iv) neither the Target Fund nor the Acquiring Fund will recognize a gain or loss as a direct result of the Reorganization.

If the tax opinion is not received by the Closing Date for a Target Fund’s Reorganization, the Fund may still pursue the Reorganization, pending re-solicitation of shareholders and shareholder approval, which would delay the Reorganization by several months. On or prior to its respective Valuation Date, a Target Fund may pay a dividend which would have the effect of distributing to its shareholders all of its investment company taxable income, if any, for taxable years ending on or prior to its respective Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gains, if any, realized in taxable years ending on or prior to its respective Closing Date (after reduction for any available capital loss carry-forward). Any such dividends will be included in the taxable income of the Target Fund’s shareholders as ordinary income and capital gain, respectively.

If a Target Fund has any capital loss carry-forwards on the date of its Reorganization, such losses would be carried over to the Acquiring Fund. Capital losses for tax years beginning on or before December 22, 2010, can be carried forward for eight years as short-term capital losses.  Capital losses for tax years beginning after December 22, 2010, may be carried forward without limitation and are utilized before losses from years beginning on or before December 22, 2010.  The Acquiring Fund’s use of such losses is subject to certain limitations. As of February 29, 2012, the Transition 2030 Fund had approximately $5,194,825 in capital loss carry-forwards, the Transition 2040 fund had approximately $0 in capital loss carry-forwards, and the Transition 2050 Fund had approximately $4,369 in capital loss carry-forwards, based on actual investment trading activity through that date. All such capital loss carry-forwards are subject to the eight year limitation.  The amount of any capital loss carry-forwards at the Closing Date of a Target Fund’s Reorganization will depend on the results of its investment trading activity through that date.

You should consult your tax advisor regarding the effect, if any, of the Reorganization of your Target Fund to you in light of your individual circumstances. You should also consult your tax advisor as to state, local, foreign and other tax consequences, if any, of the Reorganization because this discussion only relates to U.S. federal income tax consequences.

VOTING INFORMATION

How to Vote

Shareholders of record of each Target Fund at the close of business on May 25, 2012 (the “Record Date”) will be entitled to vote at the Meeting.    Each shareholder will be entitled to one vote for each full share, and a fractional vote for each fractional share of each of the Target Funds held on the Record Date.

The individuals named as proxies on the proxy ballots (or their substitutes) will vote according to your directions if your proxy ballot is received and properly executed, or in accordance with the instructions you provide if you vote by telephone, internet or mail.  You may direct the proxy holders to vote your shares on the respective Reorganization by checking the appropriate box “FOR” or “AGAINST,” or instruct them not to vote those shares on the Reorganization by checking the “ABSTAIN” box.

Please take a few moments to complete your proxy ballot promptly. You may vote your shares by completing and signing the enclosed proxy ballot(s) and mailing the proxy ballot(s) in the postage paid envelope provided.  You also may vote your shares by telephone or via the internet by following the instructions on the attached proxy ballot(s) and accompanying materials.  You may cast your vote by attending the Meeting in person if you are a record owner.

If you need assistance, have any questions regarding the Reorganization or need a replacement proxy ballot, you may contact us toll-free at 1.800.225.5677.  Any proxy given by a shareholder, whether in writing, by telephone or via the internet, is revocable as described below under the paragraph titled “Revoking a Proxy.”

If you simply sign and date the proxy but give no voting instructions, your shares will be voted in favor of the Reorganization Agreement.

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Telephone Voting.  Please have the proxy ballot available and call the number on the enclosed materials and follow the instructions.  After you provide your voting instructions, those instructions will be read back to you and you must confirm your voting instructions before ending the telephone call.  The voting procedures used in connection with telephone voting are designed to reasonably authenticate the identity of shareholders, to permit shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.

As the Meeting date approaches, certain shareholders may receive telephone calls from a representative of the solicitation firm (if applicable) if their vote has not yet been received.  Authorization to permit the solicitation firm to execute proxies may be obtained by telephonic instructions from shareholders of each Target Fund.  Proxies that are obtained telephonically will be recorded in accordance with the procedures discussed herein.  These procedures have been designed to reasonably ensure that the identity of the shareholder providing voting instructions is accurately determined and that the voting instructions of the shareholder are accurately recorded.

In all cases where a telephonic proxy is solicited, the solicitation firm representative is required to ask for each shareholder’s full name, address, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation) and to confirm that the shareholder has received the Proxy Statement and ballot.  If the information solicited agrees with the information provided to the solicitation firm, the solicitation firm representative has the responsibility to explain the process, read the proposals listed on the proxy ballot, and ask for the shareholder’s instructions on such proposals.  The solicitation firm representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote.  The solicitation firm representative may read any recommendation set forth in the Proxy Statement.  The solicitation firm representative will record the shareholder’s instructions.  Within 72 hours, the shareholder will be sent a confirmation of his or her vote asking the shareholder to call the solicitation firm immediately if his or her instructions are not correctly reflected in the confirmation.  For additional information, see also the section below titled “Solicitation of Proxies.”

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Internet Voting. You also may vote over the internet by following the instructions in the enclosed materials.  You will be prompted to enter the control number on the enclosed proxy ballot. Follow the instructions on the screen, using your proxy ballot as a guide.

Quorum and Required Vote

The affirmative vote of the holders of a majority (as that term is defined in the Investment Company Act) of the shares of each Target Fund outstanding and entitled to vote is necessary to approve the respective Reorganization Agreement. Under the Investment Company Act, such a “majority” vote is defined as the vote of the holders of the lesser of 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or more than 50% of the outstanding shares.  Acquiring Fund shareholders do not vote on the Reorganization.

The presence in person or by proxy of a majority of each Target Fund’s shares outstanding and entitled to vote at the Meeting constitutes a quorum.  In the absence of a quorum, the shareholders present or represented by proxy and entitled to vote thereat have the power to, without further notice, adjourn the meeting from time to time until a quorum shall attend.  Shares whose proxies reflect an abstention on the respective Reorganization are counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists for the Meeting.  However, with respect to the respective Reorganization, because of the need to obtain a vote of a majority of the shares outstanding and entitled to vote, abstentions will have the same effect as a vote “against” the Reorganization.

The persons named in the enclosed proxy (or their substitutes) may propose and approve one or more adjournments of the Meeting to permit further solicitation of proxies.  Among other reasons, the Meeting may be adjourned if a quorum is present but sufficient votes to approve the respective Reorganization are not received by the date of the Meeting.  All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned.  The persons named as proxies on the proxy ballots (or their substitutes) will vote the Shares present in person or by proxy (including broker non-votes and abstentions) in favor of such an adjournment if they determine additional solicitation is warranted and in the interests of the Funds’ shareholders.

Solicitation of Proxies

Broker-dealer firms, banks, custodians, nominees and other fiduciaries may be required to forward soliciting material to the beneficial owners of the shares of record on behalf of the Target Funs and to obtain authorization for the execution of proxies.  For those services, they will be reimbursed by the Target Funds for their reasonable expenses incurred in connection with the proxy solicitation to the extent the Fund would have directly borne those expenses.

In addition to solicitations by mail, solicitations may be conducted by telephone or email including by a proxy solicitation firm hired at the Target Funds’ expense.  It is expected that a proxy solicitation firm will be hired.  It is estimated that the cost of engaging a proxy solicitation firm would not exceed approximately $5,847.08 for Transition 2030 Fund, $4,005.50 for Transition 2040 Fund and $3,302.90 for Transition 2050 Fund plus any additional costs which would be incurred in connection with contacting those shareholders who have not voted, in the event of a need for re-solicitation of votes.  These costs are included in the estimated total Reorganization-related costs discussed earlier (see the discussion in “Expenses of the Reorganization” beginning on page 90 for more details).

Currently, if the Manager determines to retain the services of a proxy solicitation firm on behalf of the Funds, the Manager anticipates retaining D.F. King & Co., Inc.  Any proxy solicitation firm engaged by the Funds, among other things, will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing shareholder information to any third party; and (iii) required to comply with applicable telemarketing laws.

•
Voting By Broker-Dealers.  Shares owned of record by broker-dealers (or record owners) for the benefit of their customers (“street account shares”) will be voted by the broker-dealer based on instructions received from its customers. If no instructions are received, the broker-dealer does not have discretionary power (“broker non-vote”) to vote such street account shares on the Reorganization under applicable stock exchange rules.  Broker non-votes will not be counted as present nor entitled to vote for purposes of determining a quorum nor will they be counted as votes “for” or “against” the Reorganization.  Beneficial owners of street account shares cannot vote at the meeting.  Only record owners may vote at the meeting.

•
Voting by the Trustee for OppenheimerFunds-Sponsored Retirement Plans.  Shares held in OppenheimerFunds-sponsored retirement accounts for which votes are not received as of the last business day before the Meeting Date, will be voted by the trustee for such accounts in the same proportion as Shares for which voting instructions from the Fund’s other shareholders have been timely received.

Revoking a Proxy

You may revoke a previously granted proxy at any time before it is exercised by: (i) delivering a written notice to the Fund expressly revoking your proxy, (ii) signing and sending to the Fund a later-dated proxy, (iii) telephone or internet or (iv) attending the Meeting and casting your votes in person if you are a record owner. Please be advised that the deadline for revoking your proxy by telephone or the internet is 3:00 p.m., Eastern time, on the last business day before the Meeting.

Other Matters to be Voted upon at the Meeting

The Board of each of the Target Funds does not intend to bring any matters before the Meeting other than those described in this Combined Prospectus/Proxy Statement. Neither the Board nor the Manager is aware of any other matters to be brought before the Meeting by others. Matters not known at the time of the solicitation may come before the Meeting.  The proxy as solicited confers discretionary authority with respect to such matters that might properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

Shareholder Proposals and Communications.

The Funds are not required and do not intend to hold shareholder meetings on a regular basis.  Special meetings of shareholders may be called from time to time by either a Fund or the shareholders (for certain matters and under special conditions described in the Funds’ Statements of Additional Information).  Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of a Target Fund should send such proposal to the Fund, Attn: Secretary, 6803 South Tucson Way, Centennial, Colorado 80112. To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of a Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

Shareholders who desire to communicate generally with the Board should address their correspondence to the Board of Trustees of their Target Fund and Board of Trustees of the Acquiring Fund, and may submit their correspondence by mail to the Fund at 6803 South Tucson Way, Centennial, Colorado 80112, attention Secretary of the Fund; and if the correspondence is intended for a particular Trustee, the shareholder should so indicate.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Capitalization of the Funds

The following tables set forth the existing capitalization (unaudited) of the Target Funds and the Acquiring Fund as of January 31, 2012, and the expected pro forma combined capitalization of the Acquiring Fund as of January 31, 2012, as if the Reorganization had occurred on that date.

Transition 2030 Fund	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class A	$71,223,068	8,218,399	$8.67
Class B	$11,068,293	1,301,201	$8.51
Class C	$30,358,435	3,567,698	$8.51
Class N	$31,011,938	3,587,220	$8.65
Class Y	$1,583,597	181,171	$8.74
TOTAL	$145,245,331	16,855,689

Transition 2040 Fund	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class A	$33,904,533	3,686,924	$9.20
Class B	$3,760,197	414,240	$9.08
Class C	$16,912,380	1,864,507	$9.07
Class N	$20,741,577	2,261,608	$9.17
Class Y	$4,396,347	474,087	$9.27
TOTAL	$79,715,034	8,701,366

Transition 2050 Fund	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class A	$14,451,155	1,548,430	$9.33
Class B	$1,967,934	213,923	$9.20
Class C	$8,775,628	952,229	$9.22
Class N	$10,965,531	1,176,823	$9.32
Class Y	$1,977,516	211,171	$9.36
TOTAL	$38,137,764	4,102,576

PS: Active Allocation Fund	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class A	$1,097,812,531	118,646,913	$9.25
Class B	$286,035,509	31,457,110	$9.09
Class C	$432,564,217	47,644,840	$9.08
Class N	$122,588,908	13,322,937	$9.20
Class Y	$11,742,186	1,256,346	$9.35
TOTAL	$1,950,743,351	212,328,146

Reorganization of Transition 2030 Funds, Transition 2040 Fund and Transition 2050 Fund into the Acquiring Fund

PS: Active Allocation Fund (Pro Forma Combined Fund)*	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class A	$1,217,293,239	131,574,346	$9.25
Class B	$302,806,164	33,304,901	$9.09
Class C	$488,570,626	53,817,356	$9.08
Class N	$185,292,124	20,140,225	$9.20
Class Y	$19,698,127	2,107,412	$9.35
TOTAL	$2,213,660,280	240,944,240

Reorganization of Transition 2030 Fund and Transition 2040 Fund into the Acquiring Fund

PS: Active Allocation Fund (Pro Forma Combined Fund)*	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class A	$1,202,873,342	130,012,059	$9.25
Class B	$300,847,294	33,088,407	$9.09
Class C	$479,808,391	52,850,877	$9.08
Class N	$174,332,743	18,948,319	$9.20
Class Y	$17,721,146	1,895,913	$9.35
TOTAL	$2,175,582,916	236,795,575

Reorganization of Transition 2030 Fund and Transition 2050 Fund into the Acquiring Fund

PS: Active Allocation Fund (Pro Forma Combined Fund)*	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class A	$1,183,419,764	127,908,991	$9.25
Class B	$299,054,807	32,891,238	$9.09
Class C	$471,671,580	51,954,759	$9.08
Class N	$164,557,062	17,885,706	$9.20
Class Y	$15,302,433	1,637,214	$9.35
TOTAL	$2,134,005,646	232,277,908

Reorganization of Transition 2040 Fund and Transition 2050 Fund into the Acquiring Fund

PS: Active Allocation Fund (Pro Forma Combined Fund)*	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class A	$1,146,101,286	123,874,555	$9.25
Class B	$291,746,602	32,087,267	$9.09
Class C	$458,225,464	50,473,916	$9.08
Class N	$154,287,006	16,769,362	$9.20
Class Y	$18,114,991	1,938,043	$9.35
TOTAL	$2,068,475,349	225,143,143

Reorganization of Transition 2030 Fund into the Acquiring Fund

PS: Active Allocation Fund (Pro Forma Combined Fund)*	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class A	$1,169,001,911	126,346,704	$9.25
Class B	$297,095,240	32,674,744	$9.09
Class C	$462,909,312	50,988,280	$9.08
Class N	$153,596,420	16,693,800	$9.20
Class Y	$13,325,399	1,425,715	$9.35
TOTAL	$2,095,928,282	228,129,243

Reorganization of Transition 2040 Fund into the Acquiring Fund

PS: Active Allocation Fund (Pro Forma Combined Fund)*	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class A	$1,131,683,399	122,312,268	$9.25
Class B	$289,787,086	31,870,773	$9.09
Class C	$449,463,226	49,507,437	$9.08
Class N	$143,326,221	15,577,456	$9.20
Class Y	$16,138,053	1,726,544	$9.35
TOTAL	$2,030,397,985	220,994,478

Reorganization of Transition 2050 Fund into the Acquiring Fund

PS: Active Allocation Fund (Pro Forma Combined Fund)*	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class A	$1,112,229,908	120,209,200	$9.25
Class B	$287,994,697	31,673,604	$9.09
Class C	$441,326,442	48,611,319	$9.08
Class N	$133,550,383	14,514,843	$9.20
Class Y	$13,719,285	1,467,845	$9.35
TOTAL	$1,988,820,715	216,476,811

*Reflects, as applicable, the issuance of: 7,699,791 Class A shares, 1,217,634 Class B shares, 3,343,440 Class C shares, 3,370,863 Class N shares and 169,369 Class Y shares of the Acquiring Fund to the Transition 2030 Fund; 3,665,355 Class A shares, 413,663 Class B shares, 1,862,597 Class C shares, 2,254,519 Class N shares and 470,198 Class Y shares of the Acquiring Fund to the Transition 2040 Fund; and 1,562,287 Class A shares, 216,494 Class B shares, 966,479 Class C shares, 1,191,906 Class N shares and 211,499 Class Y shares of the Acquiring Fund to the Transition 2050 Fund, all in a tax-free exchange for the net assets of each respective Target Fund, aggregating 28,616,094 shares.  These figures have been reduced to reflect the costs of the Reorganization.

Householding of Reports to Shareholders and Other Fund Documents

To avoid sending duplicate copies of materials to households, the Funds mail only one copy of each report to shareholders having the same last name and address on the Funds’ records.  The consolidation of these mailings, called “householding,” benefits the Funds through reduced mailing expenses.  If you want to receive multiple copies of these materials or request householding in the future, you may call the Transfer Agent at 1.800.CALL.OPP (1.800.225.5677).  You may also notify the Transfer Agent in writing at 6803 South Tucson Way, Centennial, Colorado 80112.  Individual copies of prospectuses and reports will be sent to you within 30 days after the Transfer Agent receives your request to stop householding.

Shareholder Information

On May 25, 2012, there were approximately 17,007,250.972 outstanding shares of the Transition 2030 Fund, consisting of 8,609,167.342 Class A shares, 1,327,758.101 Class B shares, 3,659,311.203 Class C shares, 3,198,729.476 Class N shares, and 212,284.850 Class Y shares of Transition 2030 Fund.

On May 25, 2012, there were approximately 9,271,995.552 outstanding shares of the Transition 2040 Fund, consisting of 4,034,920.097 Class A shares, 436,614.342 Class B shares, 2,016,668.429 Class C shares, 2,239,496.762 Class N shares and 544,295.922 Class Y shares of Transition 2040 Fund.

On May 25, 2012, there were approximately 4,445,644.961 outstanding shares of the Transition 2050 Fund, consisting of 1,684,568.683 Class A shares, 247,208.521 Class B shares, 1,070,489.586 Class C shares, 1,148,460.273 Class N shares and 294,917.898 Class Y shares of Transition 2050 Fund.

On May 25, 2012, there were approximately 205,139,470.419 outstanding shares of the Acquiring Fund, consisting of 116,642,485.248 Class A shares, 28,564,057.157 Class B shares, 46,387,837.497 Class C shares, 12,264,314.333 Class N shares, and 1,280,776.184 Class Y shares of the Acquiring Fund.

As of May 25, 2012, the officers and Trustees of each Target Fund as a group owned less than 1% of the outstanding voting shares of any class of that Fund. As of May 25, 2012, the only persons who owned of record or were known by each Target Fund to own beneficially 5% or more of any class of the outstanding shares of that Fund are listed in Exhibit B.

As of May 25, 2012, the officers and Trustees of the Acquiring Fund as a group owned less than 1% of the outstanding voting shares of any class of that Fund. As of May 25, 2012, the only persons who owned of record or were known by the Acquiring Fund to own beneficially 5% or more of any class of the outstanding shares of that Fund are listed in Exhibit B.

EXHIBITS TO THE COMBINED PROSPECTUS/PROXY STATEMENT

Exhibits

A.	Form of Agreement and Plan of Reorganization

B.	Principal Shareholders

C.	More Information About the Underlying Funds

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) dated as of ________________, by and between Oppenheimer Transition ____ Fund (the “Target Fund”), a Massachusetts business trust and Oppenheimer Portfolio Series, a Massachusetts business trust (the “Trust”), on behalf of its series _____ Fund (“Acquiring Fund”).

W I T N E S S E T H:

WHEREAS, the parties are each open-end investment companies of the management type; and

WHEREAS, the parties hereto desire to provide for the reorganization (the “Reorganization”) pursuant to Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”), of Target Fund through the acquisition by Acquiring Fund of all of the assets of Target Fund in exchange for the voting shares of beneficial interest (“shares”) of Class A, Class B, Class C, Class N and Class Y shares of Acquiring Fund and the assumption by Acquiring Fund of all of the liabilities of Target Fund on the Closing Date (as hereinafter defined) (collectively, the “Assumed Liabilities”), which Class A, Class B, Class C, Class N and Class Y shares of Acquiring Fund are to be distributed by Target Fund pro rata to its shareholders in complete liquidation of Target Fund and complete cancellation of its shares;

NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

1.           The parties hereto hereby adopt this Agreement and Plan of Reorganization (the “Agreement”) pursuant to Section 368(a)(1) of the Code as follows:  The Reorganization will be comprised of the acquisition by Acquiring Fund of all of the assets of Target Fund in exchange for Class A, Class B, Class C, Class N and Class Y shares of Acquiring Fund and the assumption by Acquiring Fund of the Assumed Liabilities of Target Fund, followed by the distribution of such Class A, Class B, Class C, Class N and Class Y shares of Acquiring Fund to the Class A, Class B, Class C, Class N and Class Y shareholders of Target Fund in exchange for their Class A, Class B, Class C, Class N and Class Y shares of Target Fund, all upon and subject to the terms of the Agreement hereinafter set forth.

The share transfer books of Target Fund will be permanently closed at the close of business on the Valuation Date (as hereinafter defined) and only redemption requests received in proper form on or prior to the close of business on the Valuation Date shall be fulfilled by Target Fund; redemption requests received by Target Fund after that date shall be treated as requests for the redemption of the shares of Acquiring Fund to be distributed to the shareholder in question as provided in Section 5 hereof.

2.           On the Closing Date (as hereinafter defined), all of the assets of Target Fund shall be delivered as provided in Section 7 to Acquiring Fund, in exchange for and against delivery to Target Fund on the Closing Date of a number of Class A, Class B, Class C, Class N and Class Y shares of Acquiring Fund, having an aggregate net asset value equal to the value of the assets of Target Fund so transferred and delivered, and the assumption by Acquiring Fund of the Assumed Liabilities.

3.           The net asset value of Class A, Class B, Class C, Class N and Class Y shares of Acquiring Fund and the value of the assets of Target Fund to be transferred shall in each case be determined as of the close of business of The New York Stock Exchange on the Valuation Date.  The computation of the net asset value of the Class A, Class B, Class C, Class N and Class Y shares of Acquiring Fund and the Class A, Class B, Class C, Class N and Class Y shares of Target Fund shall be done in the manner used by Acquiring Fund and Target Fund, respectively, in the computation of such net asset value per share as set forth in their respective prospectuses.  The methods used by Acquiring Fund in such computation shall be applied to the valuation of the assets of Target Fund to be transferred to Acquiring Fund.

Target Fund may declare and pay, on or immediately prior to the Valuation Date, a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to Target Fund’s shareholders all of Target Fund’s investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any capital loss carry-forward).

4.           The closing (the “Closing”) shall be at the offices of OppenheimerFunds, Inc., 6803 S. Tucson Way, Centennial, CO 80112, on such time or such other place as the parties may designate or as provided below (the “Closing Date”).  The business day preceding the Closing Date is herein referred to as the “Valuation Date.”

In the event that on the Valuation Date either party has, pursuant to the Investment Company Act of 1940, as amended (the “Act”), or any rule, regulation or order thereunder, suspended the redemption of its shares or postponed payment therefore, the Closing Date shall be postponed until the first business day after the date when such suspension or postponement has ceased; provided, however, that if such suspension shall continue for a period of 60 days beyond the Valuation Date, then the other party to the Agreement shall be permitted to terminate the Agreement without liability to either party for such termination.

5.           In conjunction with the Closing, Target Fund shall distribute on a pro rata basis to the shareholders of Target Fund as of the Valuation Date Class A, Class B, Class C, Class N and Class Y shares of Acquiring Fund received by Target Fund on the Closing Date in exchange for the assets of Target Fund in complete liquidation of Target Fund; for the purpose of the distribution by Target Fund of Class A, Class B, Class C, Class N and Class Y shares of Acquiring Fund to Target Fund’s shareholders, Acquiring Fund will promptly cause its transfer agent to: (a) credit an appropriate number of Class A, Class B, Class C, Class N and Class Y shares of Acquiring Fund on the books of Acquiring Fund to each Class A, Class B, Class C, Class N and Class Y shareholder of Target Fund in accordance with a list (the “Shareholder List”) of Target Fund shareholders received from Target Fund; and (b) confirm an appropriate number of Class A, Class B, Class C, Class N and Class Y shares of Acquiring Fund to each Class A, Class B, Class C, Class N and Class Y shareholder of Target Fund.

The Shareholder List shall indicate, as of the close of business on the Valuation Date, the name and address of each shareholder of Target Fund, indicating his or her share balance.  Target Fund agrees to supply the Shareholder List to Acquiring Fund not later than the Closing Date.

6.           Prior to the Closing Date, Target Fund’s portfolio shall be analyzed to ensure that Target Fund’s portfolio meets Acquiring Fund’s investment policies and restrictions so that, after the Closing, Acquiring Fund will be in compliance with all of its investment policies and restrictions.  At the Closing, Target Fund shall deliver to Acquiring Fund two copies of a list setting forth the securities then owned by Target Fund.  Promptly after the Closing, Target Fund shall provide Acquiring Fund a list setting forth the respective federal income tax bases thereof.

7.           Portfolio securities or written evidence acceptable to Acquiring Fund of record ownership thereof by The Depository Trust Company or through the Federal Reserve Book Entry System or any other depository approved by Target Fund pursuant to Rule 17f-4 and Rule 17f-5 under the Act shall be endorsed and delivered, or transferred by appropriate transfer or assignment documents, by Target Fund on the Closing Date to Acquiring Fund, or at its direction, to its custodian bank, in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers and shall be accompanied by all necessary state transfer stamps, if any.  The cash delivered shall be in the form of certified or bank cashiers’ checks or by bank wire or intra-bank transfer payable to the order of Acquiring Fund for the account of Acquiring Fund.  Class A, Class B, Class C, Class N and Class Y shares of Acquiring Fund representing the number of Class A, Class B, Class C, Class N and Class Y shares of Acquiring Fund being delivered against the assets of Target Fund, registered in the name of Target Fund, shall be transferred to Target Fund on the Closing Date.  Such shares shall thereupon be assigned by Target Fund to its shareholders so that the shares of Acquiring Fund may be distributed as provided in Section 5.

If, at the Closing Date, Target Fund is unable to make delivery under this Section 7 to Acquiring Fund of any of its portfolio securities or cash for the reason that any of such securities purchased by Target Fund, or the cash proceeds of a sale of portfolio securities, prior to the Closing Date have not yet been delivered to it or Target Fund’s custodian, then the delivery requirements of this Section 7 with respect to said undelivered securities or cash will be waived and Target Fund will deliver to Acquiring Fund by or on the Closing Date with respect to said undelivered securities or cash executed copies of an agreement or agreements of assignment in a form reasonably satisfactory to Acquiring Fund, together with such other documents, including a due bill or due bills and brokers’ confirmation slips as may reasonably be required by Acquiring Fund.

8.           Acquiring Fund shall assume the Assumed Liabilities (including for portfolio securities purchased which have not settled and for shareholder redemption and dividend checks outstanding) of Target Fund, but Target Fund will, nevertheless, use its best efforts to discharge all known liabilities, so far as may be possible, prior to the Closing Date.  The cost of printing and mailing the proxies and proxy statements will be borne by Target Fund.  Any documents such as existing prospectuses or annual reports that are included in that mailing will be at a cost to the Fund issuing the document.  Target Fund and Acquiring Fund will bear the cost of their respective tax opinion as provided in Sections 9.F and 10.D.  Any other out-of-pocket expenses of Acquiring Fund and Target Fund associated with this Reorganization, including legal, accounting and transfer agent expenses, will be borne by Target Fund and Acquiring Fund, respectively, in the amounts so incurred by each.

9.           The obligations of Acquiring Fund hereunder shall be subject to the following conditions:

A.           The Board of Trustees of Target Fund shall have authorized the execution of the Agreement and the transactions contemplated hereby, and the shareholders of Target Fund shall have approved the Agreement and the transactions contemplated hereby, and Target Fund shall have furnished to Acquiring Fund copies of resolutions to that effect certified by the Secretary or the Assistant Secretary of Target Fund; such shareholder approval shall have been by the affirmative vote required by Massachusetts law and its charter documents at a meeting for which proxies have been solicited by the Proxy Statement and Prospectus (as hereinafter defined).

B.           The representations and warranties of Target Fund contained herein shall be true and correct at and as of the Closing Date, and Acquiring Fund shall have been furnished with a certificate of the President, or a Vice President, or the Secretary or the Assistant Secretary or the Treasurer or the Assistant Treasurer of Target Fund, dated as of the Closing Date, to that effect.

C.           On the Closing Date, Target Fund shall have furnished to Acquiring Fund a certificate of the Treasurer or Assistant Treasurer of Target Fund as to the amount of the capital loss carry-over and net unrealized appreciation or depreciation, if any, with respect to Target Fund as of the Closing Date.

D.           A Registration Statement on Form N-14 filed by Acquiring Fund under the Securities Act of 1933, as amended (the “1933 Act”), containing a preliminary form of the Proxy Statement and Prospectus, shall have become effective under the 1933 Act.

E.           On the Closing Date, Acquiring Fund shall have received a letter from a senior officer in the Legal Department of OppenheimerFunds, Inc. acceptable to Acquiring Fund, stating that nothing has come to his or her attention which in his or her judgment would indicate that as of the Closing Date there were any material, actual or contingent liabilities of Target Fund arising out of litigation brought against Target Fund or claims asserted against it, or pending or to the best of his or her knowledge threatened claims or litigation not reflected in or apparent from the most recent audited financial statements and footnotes thereto of Target Fund delivered to Acquiring Fund.  Such letter may also include such additional statements relating to the scope of the review conducted by such person and his or her responsibilities and liabilities as are not unreasonable under the circumstances.

F.           Acquiring Fund shall have received an opinion, dated as of the Closing Date, of Kramer Levin Naftalis & Frankel LLP, to the same effect as the opinion contemplated by Section 10.D of the Agreement.

G.           Acquiring Fund shall have received at the Closing all of the assets of Target Fund to be conveyed hereunder, which assets shall be free and clear of all liens, encumbrances, security interests, restrictions and limitations whatsoever.

10.           The obligations of Target Fund hereunder shall be subject to the following conditions:

A.           The Board of Trustees of the Trust shall have authorized the execution of the Agreement, and the transactions contemplated hereby, and Acquiring Fund shall have furnished to Target Fund copies of resolutions to that effect certified by the Secretary or the Assistant Secretary of the Trust.

B.           Target Fund’s shareholders shall have approved the Agreement and the transactions contemplated hereby, by an affirmative vote required by Massachusetts law and its charter documents.

C.           The representations and warranties of the Trust on behalf of Acquiring Fund contained herein shall be true and correct at and as of the Closing Date, and Target Fund shall have been furnished with a certificate of the President, a Vice President or the Secretary or the Assistant Secretary or the Treasurer or the Assistant Treasurer of the Trust to that effect dated as of the Closing Date.

D.           Target Fund shall have received an opinion, dated as of the Closing Date, of Kramer Levin Naftalis & Frankel LLP to the effect that, based on certain assumptions and representations, and subject to customary qualifications, the U.S. federal income tax consequences of the Reorganization will be as follows:

(i)           The transfer by Target Fund of all of its assets to Acquiring Fund solely in exchange for voting shares of Acquiring Fund and the assumption by Acquiring Fund of the Assumed Liabilities of Target Fund, the distribution of the shares of Acquiring Fund received by Target Fund pro rata to its shareholders in exchange for their Target Fund shares, and the subsequent liquidation of Target Fund, all pursuant to the Agreement, will constitute a “reorganization” within the meaning of Section 368 of the Code;

(ii)           Target Fund and Acquiring Fund will each be a “party to a reorganization” within the meaning of section 368(b) of the Code;

(iii)           Under section 354 of the Code, the shareholders of Target Fund will not recognize any gain or loss on the exchange of their shares of Target Fund for shares of Acquiring Fund in the Reorganization;

(iv)           Under sections 361 and 357 of the Code, Target Fund will not recognize any gain or loss by reason of the transfer of all of its assets in exchange for shares of Acquiring Fund and the assumption of the Assumed Liabilities by Acquiring Fund in the Reorganization, or upon the distribution to its shareholders of shares of Acquiring Fund in the Reorganization;

(v)           Under section 1032 of the Code, Acquiring Fund will not recognize any gain or loss on the receipt of all of the assets of Target Fund in exchange for shares of Acquiring Fund and the assumption of the Assumed Liabilities in the Reorganization;

(vi)           Under section 358 of the Code, the aggregate tax basis of the shares of Acquiring Fund received by each shareholder of Target Fund in the Reorganization will be the same as the aggregate tax basis of the shares of Target Fund exchanged therefor by such shareholder;

(vii)           Under section 1223 of the Code, the holding period of each shareholder of Target Fund in the shares of Acquiring Fund received in the Reorganization will include the period during which such shareholder held Target Fund shares exchanged therefor, if such shares of Target Fund were held as a capital asset at the time of the Reorganization;

(viii)           Under section 362(b) of the Code, Acquiring Fund’s adjusted tax bases in the assets received from Target Fund in the Reorganization will be the same as the adjusted tax bases of such assets in the hands of Target Fund immediately prior to the Reorganization; and

(ix)           Under section 1223 of the Code, Acquiring Fund’s holding periods in the assets received from Target Fund in the Reorganization will include the holding periods of such assets in the hands of Target Fund immediately prior to the Reorganization.

E.           A Registration Statement on Form N-14 filed by Acquiring Fund under the 1933 Act, containing a preliminary form of the Proxy Statement and Prospectus, shall have become effective under the 1933 Act.

F.           On the Closing Date, Target Fund shall have received a letter from a senior officer in the Legal Department of OppenheimerFunds, Inc. acceptable to Target Fund, stating that nothing has come to his or her attention which in his or her judgment would indicate that as of the Closing Date there were any material, actual or contingent liabilities of Acquiring Fund arising out of litigation brought against Acquiring Fund or claims asserted against it, or pending or, to the best of his or her knowledge, threatened claims or litigation not reflected in or apparent by the most recent audited financial statements and footnotes thereto of Acquiring Fund delivered to Target Fund.  Such letter may also include such additional statements relating to the scope of the review conducted by such person and his or her responsibilities and liabilities as are not unreasonable under the circumstances.

G.           Target Fund shall have received the Class A, Class B, Class C, Class N and Class Y shares of Acquiring Fund to be conveyed hereunder, which shares shall be free and clear of all liens, encumbrances, security interests, restrictions and limitations whatsoever.

11.           Target Fund hereby represents and warrants that:

A.           The audited financial statements of Target Fund as of [_________] and unaudited financial statements as of [_________] heretofore furnished to Acquiring Fund, present fairly the financial position, results of operations, and changes in net assets of Target Fund as of that date, in conformity with generally accepted accounting principles applied on a basis consistent with the preceding year; and that from [__________] through the date hereof there have not been, and through the Closing Date there will not be, any material adverse change in the business or financial condition of Target Fund, it being agreed that a decrease in the size of Target Fund due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material adverse change;

B.           Contingent upon approval of the Agreement and the transactions contemplated hereby by Target Fund’s shareholders, Target Fund has authority to transfer all of the assets of Target Fund to be conveyed hereunder free and clear of all liens, encumbrances, security interests, restrictions and limitations whatsoever;

C.           The Prospectus, as amended and supplemented, contained in Target Fund’s Registration Statement under the 1933 Act, as amended, is true, correct and complete, conforms to the requirements of the 1933 Act and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.  The Registration Statement, as amended, was, as of the date of the filing of the last Post-Effective Amendment, true, correct and complete, conformed to the requirements of the 1933 Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

D.           Except for the Agreement, there is no material contingent liability of Target Fund and no material claim and no material legal, administrative or other proceedings pending or, to the knowledge of Target Fund, threatened against Target Fund, not reflected in the Prospectus, as amended and supplemented, contained in Target Fund’s Registration Statement under the 1933 Act;

E.           Except for the Agreement, there are no material contracts outstanding to which Target Fund is a party other than those ordinary in the conduct of its business, and Target Fund is not subject to any order or decree, which would be violated by the execution or performance under the Agreement;

F.           Target Fund is a Massachusetts business trust duly formed, validly existing and in good standing under the laws of the Commonwealth of Massachusetts; with power to own all of its assets and to carry on its business as now being conducted and to enter into the Agreement and perform its obligations hereunder; and Target Fund is duly registered under the Act and such registration has not been rescinded or revoked and is in full force and effect;

G.           All federal and other tax returns and reports of Target Fund required by law to be filed have been filed, and all federal and other taxes shown due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of Target Fund no such return is currently under audit and no assessment has been asserted with respect to such returns; and

H.           Target Fund has elected to be treated as a regulated investment company and, for each taxable year of its operations, Target Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and Target Fund intends to meet such requirements with respect to its current taxable year.

I.           Neither the execution, delivery nor performance of the Agreement by Target Fund violates any provision of its Agreement and Declaration of Trust or its By-laws.

J.           The Agreement has been validly authorized, executed and delivered by Target Fund and is enforceable against Target Fund in accordance with its terms.

12.           On behalf of Acquiring Fund, the Trust hereby represents and warrants that:

A.           The audited financial statements as of [_______________] and unaudited financial statements as of [______________] of Acquiring Fund heretofore furnished to Target Fund, present fairly the financial position, results of operations, and changes in net assets of Acquiring Fund, as of that date, in conformity with generally accepted accounting principles applied on a basis consistent with the preceding year; and that from [___________] through the date hereof there have not been, and through the Closing Date there will not be, any material adverse changes in the business or financial condition of Acquiring Fund, it being understood that a decrease in the size of Acquiring Fund due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material adverse change;

B.           The Prospectus, as amended and supplemented, contained in Acquiring Fund’s Registration Statement under the 1933 Act, is true, correct and complete, conforms to the requirements of the 1933 Act and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.  The Registration Statement, as amended, was, as of the date of the filing of the last Post-Effective Amendment, true, correct and complete, conformed to the requirements of the 1933 Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

C.           Except for the Agreement, there is no material contingent liability of Acquiring Fund and no material claim and no material legal, administrative or other proceedings pending or, to the knowledge of Acquiring Fund, threatened against Acquiring Fund, not reflected in the Prospectus, as amended and supplemented, contained in Acquiring Fund’s Registration Statement under the 1933 Act;

D.           Except for the Agreement, there are no material contracts outstanding to which Acquiring Fund is a party other than those ordinary in the conduct of its business and Acquiring Fund is not subject to any order or decree, which would be violated by the execution or performance of the Agreement;

E.           Acquiring Fund is a series of the Trust, a business trust duly formed, validly existing and in good standing under the laws of the Commonwealth of Massachusetts; with power to own all of its assets and to carry on its business as now being conducted; the Class A, Class B, Class C, Class N and Class Y shares of Acquiring Fund that it issues to Target Fund pursuant to the Agreement will be duly authorized and validly issued and outstanding, fully-paid and non-assessable, are not subject to preemptive or dissenter’s rights, will conform to the description thereof contained in Acquiring Fund’s Registration Statement and will be duly registered under the 1933 Act and in the states where registration is required; and Acquiring Fund is duly registered under the Act and such registration has not been revoked or rescinded and is in full force and effect;

F.           All federal and other tax returns and reports of Acquiring Fund required by law to be filed have been filed, and all federal and other taxes shown due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of Acquiring Fund no such return is currently under audit and no assessment has been asserted with respect to such returns;

G.           Acquiring Fund has elected to be treated as a regulated investment company and, for each taxable year of its operations, Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and Acquiring Fund intends to meet such requirements with respect to its current taxable year;

H.           Acquiring Fund has no plan or intention (i) to dispose of any of the assets transferred by Target Fund, other than in the ordinary course of business, or (ii) to redeem or reacquire any of the Class A, Class B, Class C, Class N and Class Y shares issued by it in the Reorganization other than pursuant to valid requests of shareholders;

I.           After consummation of the transactions contemplated by the Agreement, Acquiring Fund intends to operate its business in a substantially unchanged manner;

J.           Neither the execution, delivery nor performance of the Agreement by Acquiring Fund violates any provision of the Agreement and Declaration of Trust of the Trust or its By-laws; and

K.           The Agreement has been validly authorized, executed and delivered by the Trust on behalf of Acquiring Fund and is enforceable against Acquiring Fund in accordance with its terms.

13.           Each party hereby represents to the other that no broker or finder has been employed by it with respect to the Agreement or the transactions contemplated hereby.  Each party also represents and warrants to the other that the information concerning it in the Proxy Statement and Prospectus will not as of its date contain any untrue statement of a material fact or omit to state a fact necessary to make the statements concerning it therein not misleading and that the financial statements concerning it will present the information shown fairly in accordance with generally accepted accounting principles applied on a basis consistent with the preceding year.  Each party also represents and warrants to the other that the Agreement is valid, binding and enforceable in accordance with its terms and that the execution, delivery and performance of the Agreement will not result in any violation of, or be in conflict with, any provision of any charter, by-laws, contract, agreement, judgment, decree or order to which it is subject or to which it is a party.  Acquiring Fund hereby represents to and covenants with Target Fund that, if the Reorganization becomes effective, Acquiring Fund will treat each shareholder of Target Fund who received any of Acquiring Fund’s shares as a result of the Reorganization as having made the minimum initial purchase of shares of Acquiring Fund received by such shareholder for the purpose of making additional investments in shares of Acquiring Fund, regardless of the value of the shares of Acquiring Fund received.

14.           Acquiring Fund agrees that it will prepare and file a Registration Statement on Form N-14 under the 1933 Act which shall contain a preliminary form of proxy statement and prospectus contemplated by Rule 145 under the 1933 Act.  The final form of such proxy statement and prospectus is referred to in the Agreement as the “Proxy Statement and Prospectus.”  Each party agrees that it will use its best efforts to have such Registration Statement declared effective and to supply such information concerning itself for inclusion in the Proxy Statement and Prospectus as may be necessary or desirable in this connection.  Target Fund covenants and agrees to liquidate and dissolve under the laws of the Commonwealth of Massachusetts, following the Closing, and, upon Closing, to cause the cancellation of its outstanding shares.

15.           The obligations of the parties shall be subject to the right of either party to abandon and terminate the Agreement for any reason and there shall be no liability for damages or other recourse available to a party not so terminating the Agreement, provided, however, that in the event that a party shall terminate the Agreement without reasonable cause, the party so terminating shall, upon demand, reimburse the party not so terminating for all expenses, including reasonable out-of-pocket expenses and fees incurred in connection with the Agreement.

16.           The Agreement may be executed in several counterparts, each of which shall be deemed an original, but all taken together shall constitute one Agreement.  The rights and obligations of each party pursuant to the Agreement shall not be assignable.

17.           All prior or contemporaneous agreements and representations are merged into the Agreement, which constitutes the entire contract between the parties hereto.  No amendment or modification hereof shall be of any force and effect unless in writing and signed by the parties and no party shall be deemed to have waived any provision herein for its benefit unless it executes a written acknowledgment of such waiver.

18.           Each party understands that the obligations of Target Fund and Acquiring Fund under the Agreement are not binding upon any Trustee or shareholder of Target Fund and Acquiring Fund personally, but bind only upon such Fund and such Fund’s property.  Each party represents that it has notice of the provisions of the Declaration of Trust of Target Fund and Acquiring Fund, respectively, disclaiming shareholder and trustee liability for acts or obligations of Target Fund and Acquiring Fund, respectively.

IN WITNESS WHEREOF, each of the parties has caused the Agreement to be executed and attested by its officers thereunto duly authorized on the date first set forth above.

[TARGET FUND]

By:	______________________
Arthur S. Gabinet
Secretary

[The Trust, on behalf of ACQUIRING FUND]

By:	______________________
Arthur S. Gabinet
Secretary

EXHIBIT B

PRINCIPAL SHAREHOLDERS

Principal Shareholders of the Target Fund. As of May 25, 2012, the only persons who owned of record or were known by the Target Fund to own beneficially 5% or more of any class of the outstanding shares of the Target Fund were:

OPPENHEIMER TRANSITION 2030 FUND: Class A
Shares: 8,609,167.342
* There are no 5% shareholders.
OPPENHEIMER TRANSITION 2030 FUND: Class B
Shares: 1,327,758.101
* There are no 5% shareholders
OPPENHEIMER TRANSITION 2030 FUND: Class C
Shares: 3,659,311.203
* There is one 5% shareholder.
00684 6840000022
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Shares:	219,112.332
ATTN FUND ADMN/#97HR4	Percent of Class:	5.97%
4800 DEER LAKE DR E FL 3
JACKSONVILLE FL 32246-6484
OPPENHEIMER TRANSITION 2030 FUND: Class N
Shares: 3,198,729.476
* There is one 5% shareholder
00685 6850000022
. MLPF&S FOR THE SOLE BENEFIT
OF ITS CUSTOMERS
ATTN FUND ADMN
4800 DEER LAKE DR E FL 3	Shares:	488,765.809
JACKSONVILLE FL 32246-6484	Percent of Class:	15.27%
OPPENHEIMER TRANSITION 2030 FUND: Class Y
Shares: 212,284.850
* There is one 5% shareholder.
00686 6860000044
TAYNIK & CO
1200 CROWN COLONY DRIVE	Shares:	200,430.503
QUINCY MA 02169-0938	Percent of Class:	94.41%

OPPENHEIMER TRANSITION 2040 FUND: Class A
Shares: 4,034,920.097
* There is one 5% shareholder.
00716 7160000022
MLPF&S FOR THE SOLE BENEFIT
OF ITS CUSTOMERS
ATTN FUND ADMN #97FJ0
4800 DEER LAKE DR E FL 3	Shares:	203,187.904
JACKSONVILLE FL 32246-6484	Percent of Class:	5.03%

OPPENHEIMER TRANSITION 2040 FUND: Class B
Shares: 436,614.342
* There are no 5% shareholders.

OPPENHEIMER TRANSITION 2040 FUND: Class C
Shares: 2,016,668.429
* There are no 5% shareholders.

OPPENHEIMER TRANSITION 2040 FUND: Class N
Shares: 2,239,496.762
* There is one 5% shareholder

00719 7190000022
MLPF&S FOR THE SOLE BENEFIT
OF ITS CUSTOMERS
ATTN FUND ADMN #97FJ0
4800 DEER LAKE DR E FL 3	Shares:	482,342.301
JACKSONVILLE FL 32246-6484	Percent of Class:	21.53%
OPPENHEIMER TRANSITION 2040 FUND: Class Y
Shares: 544,295.922
* There is one 5% shareholder
00720 7200000044
TAYNIK & CO
C/O INVESTORS BANK & TRUST
FPG90
PO BOX 9130	Shares:	532,573.668
BOSTON MA 02117-9130	Percent of Class:	97.84%

OPPENHEIMER TRANSITION 2050 FUND: Class A
Shares: 1,684,568.683
* There is one 5% shareholder.
00868 8680000022
MLPF&S FOR THE SOLE BENEFIT
OF ITS CUSTOMERS
ATTN FUND ADMN #97FJ0
4800 DEER LAKE DR E FL 3	Shares:	114,849.293
JACKSONVILLE FL 32246-6484	Percent of Class:	6.81%

OPPENHEIMER TRANSITION 2050 FUND: Class B
Shares: 247,208.521
* There are no 5% shareholders.

OPPENHEIMER TRANSITION 2050 FUND: Class C
Shares: 1,070,489.586
* There is one 5% shareholder
00871 8710000022
MLPF&S FOR THE SOLE BENEFIT
OF ITS CUSTOMERS
ATTN FUND ADMN #97FJ0
4800 DEER LAKE DR E FL 3	Shares:	58,532.570
JACKSONVILLE FL 32246-6484	Percent of Class:	5.42%

OPPENHEIMER TRANSITION 2050 FUND: Class N
Shares: 1,148,460.273
* There are three 5% shareholders.
00872 8720000022
MLPF&S FOR THE SOLE BENEFIT
OF ITS CUSTOMERS
ATTN FUND ADMN #97FJ0
4800 DEER LAKE DR E FL 3	Shares:	184,645.181
JACKSONVILLE FL 32246-6484	Percent of Class:	16.02%

00872 8720000066
FRONTIER TRUST COMPANY FBO
GOODWILL INDUSTRIES EASTER SEAL
PS PLAN
206672
PO BOX 10758	Shares:	63,408.922
FARGO ND 58106-0758	Percent of Class:	5.50%

00872 8720002882
FRONTIER TRUST COMPANY FBO
GOLDEN GAMING INC
401(K) PLAN
209763
PO BOX 10758	Shares:	61,531.637
FARGO ND 58106-0758	Percent of Class:	5.33%

OPPENHEIMER TRANSITION 2050 FUND: Class Y
Shares: 294,917.898
* There is one 5% shareholder.
00873 8730000044
TAYNIK & CO
C/O INVESTORS BANK & TRUST
FPG90
PO BOX 9130	Shares:	284,121.185
BOSTON MA 02117-9130	Percent of Class:	96.33%

Principal Shareholders of the Acquiring Fund. As of May 25, 2012, the only persons who owned of record or were known by the Acquiring Fund to own beneficially 5% or more of any class of the outstanding shares of the Acquiring Fund were:

OPPENHEIMER PORTFOLIO SERIES: ACTIVE ALLOCATION FUND: Class A
Shares:                     116,642,485.248

*     There is one 5% shareholder.

00550 9000000443
PERSHING LLC
1 PERSHING PLAZA	Shares:	5,955,959.074
JERSEY CITY NJ 07399-0001	Percent of Class:	5.10%

00551              -         OPPENHEIMER PORTFOLIO SERIES: ACTIVE ALLOCATION FUND: Class B
Shares:                     28,564,057.157

*     There are no 5% shareholders.

00552              -         OPPENHEIMER PORTFOLIO SERIES: ACTIVE ALLOCATION FUND: Class C
Shares:                     46,387,837.497

*     There are no 5% shareholders.

00553              -         OPPENHEIMER PORTFOLIO SERIES: ACTIVE ALLOCATION FUND: Class N
Shares:                     12,264,314.333

*     There are no 5% shareholders.

00554              -         OPPENHEIMER PORTFOLIO SERIES: ACTIVE ALLOCATION FUND: Class Y
Shares:                     1,280,776.184

*     There are three 5% shareholders.

00554 5540002574
FRONTIER TRUST COMPANY FBO
CENTURY 21 DEPARTMENT STORE 59	Shares:	493,876.787
PO BOX 10758	Percent of Class:	38.56%
FARGO ND 58106-0758

00554 5540000022
TAYNIK & CO
C/O INVESTORS BANK & TRUST	Shares:	480,677.174
FPG90	Percent of Class:	37.53%
1200 CROWN COLONY DRIVE
QUINCY MA 02169-0938

00554 0000000226
NATIONAL FINANCIAL SERVICES LLC
FOR EXCLUSIVE BEN OF CUSTOMERS	Shares:	113,754.672
200 LIBERTY STREET	Percent of Class:	8.88%
ONE WORLD FINANCIAL CENTER
ATTN: MUTUAL FUNDS 5TH FLOOR
NEW YORK NY 10281-1003

EXHIBIT C

MORE INFORMATION ABOUT THE UNDERLYING FUNDS

Oppenheimer Capital Appreciation Fund – This Underlying Fund seeks capital appreciation. It invests mainly in common stocks of "growth companies." Growth companies are companies whose earnings and stock are expected to increase at a faster rate than the overall market. These may be newer companies or established companies of any capitalization range that the portfolio manager believes may appreciate in value over the long term. Currently, this Underlying Fund primarily focuses on established companies that are similar in size to companies in the S&P 500 Index or the Russell 1000 Growth Index. This Underlying Fund primarily invests in securities of U.S. issuers but may also invest in foreign securities. The portfolio manager looks for growth companies with stock prices that she believes are reasonable in relation to overall stock market valuations. In seeking broad diversification of this Underlying g Fund's portfolio among industries and market sectors, the portfolio manager focuses on a number of factors that may vary in particular cases and over time. Currently the portfolio manager looks for:

▪	companies in business areas that have above-average growth potential,

▪	companies with growth rates that the portfolio manager believes are sustainable over time,

▪	stocks with reasonable valuations relative to their growth potential.

This Underlying Fund may sell the stocks of companies that the portfolio manager believes no longer meet the above criteria, but is not required to do so.

Oppenheimer Champion Income Fund – This Underlying Fund seeks total return by investing mainly in a diversified portfolio of high-yield, lower-grade, fixed-income securities. It invests in a variety of high-yield debt securities and related instruments. Those investments primarily include lower-grade corporate bonds. To a lesser extent, this Underlying Fund's investments include foreign corporate and government bonds, as well as swaps, including single name and index-linked credit default swaps.

Under normal market conditions, this Underlying Fund invests at least 60% of its total assets in high-yield, lower-grade, fixed-income securities, also referred to as "junk" bonds. The remainder of its assets may be invested in other debt securities, common stocks (and other equity securities), cash or cash equivalents, when the Manager believes these investments are consistent with its objectives. This Underlying Fund has no requirements as to the range of maturities of the debt securities it can buy or the market capitalization of the issuers of those securities.

This Underlying Fund's debt securities may be rated by nationally recognized statistical rating organizations such as Moody's Investors Service or Standard & Poor's or may be unrated. Lower-grade debt securities are those rated below "BBB" by Standard & Poor's or below "Baa" by Moody's Investors Service, or that have comparable ratings from other nationally recognized rating organizations. Additionally, the Underlying Fund's investment adviser, OppenheimerFunds, Inc., may internally assign ratings to certain of this Underlying Fund's unrated securities, after assessing their credit quality, in categories similar to those of nationally recognized statistical rating organizations. There can be no assurance, nor is it intended, that the Manager's credit analysis is consistent or comparable to the credit analysis used by a nationally recognized statistical rating organization.

This Underlying Fund may invest in securities of U.S. or foreign issuers. When it does so, this Underlying Fund will tend to focus on securities of foreign issuers in developing markets. It also uses certain types of derivative investments to try to enhance income or to try to manage ("hedge") investment risks, including: options, futures contracts, swaps, "structured" notes, and certain mortgage-related securities.

In selecting securities, the portfolio manager seeks to build a broadly diversified portfolio to try to moderate the special risks of investing in high-yield debt instruments. The portfolio manager currently uses a "bottom up" approach, focusing on the performance of individual securities while considering industry trends. He evaluates an issuer's liquidity, financial strength and earnings power. He also analyzes the overall investment opportunities and risks in different market sectors, industries and countries. The portfolio manager currently focuses on the following factors, which may vary in particular cases and may change over time:

▪	Issuers with earnings growth rates that are faster than the growth rate of the overall economy,

▪	Issuers with improvements in relative cash flows and liquidity to help them meet their obligations,

▪	Corporate sectors that in the portfolio manager's view are undervalued in the marketplace,

▪	Changes in the business cycle that might affect corporate profits, and

▪	Securities or sectors that will help the overall diversification of the portfolio.

This Underlying Fund may sell securities that the portfolio manager believes no longer meet the above criteria.

Oppenheimer Commodity Strategy Total Return Fund – This Underlying Fund seeks total return, mainly by investing in a combination of commodity-linked derivatives, corporate and governmental fixed-income securities and certain other types of derivative investments.

     Commodity-Linked Derivatives. A derivative is an investment whose value depends on (or is derived from) the value of an underlying security, asset, interest rate, index or currency. A commodity-linked derivative is a derivative instrument whose value is linked to the price movement of a commodity, commodity index, or commodity option or futures contract. Commodity-linked derivatives may include commodity-linked notes, swaps, futures and options. The value of some commodity-linked derivatives may be based on a multiple of those price movements.

     Physical commodities are assets that have tangible properties. This Underlying Fund's commodity-linked investments provide exposure to the investment returns of commodities markets without investing directly in physical commodities. The commodity-linked instruments that this Underlying Fund invests in may be linked to the price movements of: a physical commodity such as heating oil, livestock, or agricultural products; a commodity option or futures contract; a commodity index such as the S&P GSCI® ("S&P GSCI," formerly the "Goldman Sachs Commodity Index"); or some other readily measurable variable that reflects changes in the value of particular commodities or commodities markets. This Underlying Fund does not intend to invest more than 10% of its total assets, determined at the time of investment, in commodity-linked notes that mature in more than 19 months.

     Fixed-Income Securities. The fixed-income securities this Underlying Fund may invest in may be of any maturity and may include U.S. Government securities, repurchase agreements, money market securities and affiliated money market funds. This Underlying Fund may buy debt securities for liquidity purposes, for collateral management or to seek income.

Other Derivative Investments. This Underlying Fund may also invest in other derivative instruments such as forwards, options, futures and swaps relating to debt securities, interest rates or currencies. It may do so to seek to increase its investment returns or to hedge against declines in the value of this Underlying Fund's other investments.

     This Underlying Fund can purchase investment-grade and below investment-grade securities (also referred to as "junk bonds"). It can invest up to 10% of its assets in lower-grade securities. This Underlying Fund may invest in U.S. or foreign securities, including derivative instruments that trade on U.S. or foreign exchanges or in the "over-the- counter" ("OTC") market.

    This Underlying Fund can also invest up to 25% of its total assets in its wholly-owned and controlled subsidiary (the "Subsidiary"). The Subsidiary primarily invests in commodity-linked derivatives (including commodity futures, options and swap contracts) and fixed-income securities and other investments that serve as collateral for its derivatives positions. Investments in the Subsidiary are intended to provide the Underlying Fund with exposure to commodities market returns within the limitations of the federal tax requirements that apply to the Underlying Fund. The Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as this Underlying Fund.

     In selecting investments for this Underlying Fund's portfolio, the portfolio managers generally allocate this Underlying Fund's commodity-linked investments among a variety of different commodity sectors, based on the weightings of the components of the Underlying Fund's benchmark index, the S&P GSCI. This Underlying Fund is not an "index" fund, however, and its investment allocations and performance will usually differ from the weightings and performance of the S&P GSCI. The portfolio managers currently focus on the following inter-related components, which may vary in particular cases and may change over time:

     Commodities Selection. The portfolio managers use a model-driven approach and their own analysis and judgment to try to identify differences in quality between two commodities or contracts with the intent of exploiting temporary market inefficiencies. This Underlying Fund's proprietary models also incorporate fundamental and technical factors intended to identify extreme market pricing imbalances for individual commodities or sectors and catalysts that may potentially eliminate the particular imbalances.

      Form of Investment. The portfolio managers also consider which instrument or form of investment is best suited to provide the desired commodities exposure. If the portfolio managers determine that a commodity-linked note is appropriate, this Underlying Fund would generally invest directly in the commodity-linked note. If the portfolio managers decide that a commodity futures contract, swap or option on a futures contract is appropriate, this Underlying Fund might enter into the futures or swap contract or purchase the option directly or it might invest in that instrument indirectly through its Subsidiary.

       Collateral Management. The portfolio managers use a team approach to construct a portfolio of fixed-income securities that includes U.S. government securities, repurchase agreements, money market securities and affiliated money market funds to provide collateral, liquidity and income.

      Performance and Portfolio Risk Monitoring. The portfolio managers monitor the performance and risks of this Underlying Fund's investments on an ongoing basis.

This Underlying Fund's investment in the Subsidiary will vary based on the portfolio managers' use of different types of commodity-linked derivatives. If this Underlying Fund increases its use of commodity linked notes, that would typically result in a lower level of investment in the Subsidiary. If this Underlying Fund increases its use of commodity futures, swaps or options on futures, that would typically result in a higher level of investment in the Subsidiary.

      Industry Concentration. This Underlying Fund will maintain exposure of 25% or more of its total assets in securities and derivatives linked to the energy and natural resources, agriculture, livestock, industrial metals, and precious metals sectors as a group. However, it will not concentrate more than 25% of its total assets in issuers in any one industry. At times this Underlying Fund may emphasize investments in some industries more than others. The individual components of an index will be considered as separate industries for this purpose.

Oppenheimer Core Bond Fund – This Underlying Fund seeks total return by investing mainly in debt instruments. Under normal market conditions, it invests at least 80% of its net assets, plus borrowings for investment purposes, in investment-grade debt securities (generally referred to as "bonds"). A debt security represents money borrowed by the issuer that must be repaid. The terms of a debt security specify the amount of principal, the interest rate or discount, and the time or times at which payments are due. Debt securities can include:

▪	Domestic and foreign corporate debt obligations;

▪	Domestic and foreign government debt obligations, including U.S. government securities;

▪	Mortgage-related securities;

▪	Asset-backed securities; and

▪	Other debt obligations.

The portfolio managers' overall strategy is to build a diversified portfolio of corporate and government bonds. In selecting investments, the portfolio managers analyze the overall investment opportunities and risks in different sectors of the debt securities markets by focusing on business cycle analysis and relative values between the corporate and government sectors.

This Underlying Fund's investments in U.S. government securities may include securities issued or guaranteed by the U.S. government or its agencies or federally-chartered entities referred to as "instrumentalities." There is no required allocation of this Underlying Fund's assets among the above classes of securities, but it currently focuses on U.S. government securities and investment-grade corporate debt securities. When market conditions change, the portfolio managers might change this relative asset allocation focus.

This Underlying Fund can invest up to 20% of its total assets in high-yield debt securities that are below investment-grade (commonly referred to as "junk bonds"). "Investment-grade" debt securities are rated in one of the top four categories by nationally recognized statistical rating organizations such as Moody's or Standard & Poor's. The Underlying Fund may also invest in unrated securities, in which case the Underlying Fund's investment adviser, OppenheimerFunds, Inc. may internally assign ratings to certain of those securities, after assessing their credit quality, in categories similar to those of nationally recognized statistical rating organizations. There can be no assurance, nor is it intended, that the Manager's credit analysis is consistent or comparable to the credit analysis used by a nationally recognized statistical rating organization.

This Underlying Fund has no limitations on the range of maturities of the debt securities in which it can invest and may hold securities with short-, medium- or long-term maturities. The maturity of a security differs from its effective duration, which attempts to measure the expected volatility of a security's price to interest rate changes. For example, if a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the bond's value to decrease 3%. To try to decrease volatility, this Underlying Fund seeks to maintain a weighted average effective portfolio duration of three to six years, measured on a dollar-weighted basis using the effective duration of the securities included in the portfolio and the amount invested in each of those securities. However, the duration of the portfolio might not meet that target due to market e vents or interest rate changes that cause debt securities to be repaid more rapidly or more slowly than expected.

This Underlying Fund may invest a portion of its assets in foreign debt securities, including securities issued by foreign governments or companies in both developed and emerging markets. It may not invest more than 20% of its net assets in foreign debt securities.

This Underlying Fund may also use derivatives to seek increased returns or to try to manage investment risks. Futures, swaps and "structured" notes are examples of the types of derivatives it can use.

In selecting investments for this Underlying Fund, the portfolio managers analyze the overall investment opportunities and risks in different sectors of the debt securities markets by focusing on business cycle analysis and relative values between the corporate and government sectors. This Underlying Fund mainly seeks income earnings on this Underlying Fund's investments plus capital appreciation that may arise from decreases in interest rates, from improving credit fundamentals for a particular sector or security or from other investment techniques.

This Underlying Fund may sell securities that the portfolio managers believe no longer meet the above criteria.

Oppenheimer Developing Markets Fund – This Underlying Fund aggressively seeks capital appreciation. It mainly invests in common stocks of issuers in emerging and developing markets throughout the world and at times it may invest up to 100% of its total assets in foreign securities.

▪
Under normal market conditions, this Underlying Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of issuers whose principal activities are in at least three developing markets.

▪	This Underlying Fund primarily seeks companies with high growth potential.

In general, developing markets are countries outside the United States, most of Western Europe, Canada, Japan, Australia and New Zealand that have economies, industries and stock markets that the portfolio manager believes are growing and gaining more stability.

In selecting investments for this Underlying Fund, the portfolio manager evaluates investment opportunities on a company-by-company basis. This approach includes fundamental analysis of a company's financial statements, management record and structure, operations, product development, and competitive position in its industry. The portfolio manager also looks for newer or established businesses that are entering into a growth cycle, accelerating earnings growth and cash flow, and reasonable stock prices. He considers the effect of worldwide trends on the growth of particular business sectors and looks for companies that may benefit from those trends and seeks a diverse mix of industries and countries to help reduce the risks of foreign investing, such as currency fluctuations and stock market volatility. The portfolio manager does not focus on geographic criteria and may invest in growth companies of different capitalization ranges in any developing market country. The portfolio manager monitors individual issuers for changes in the factors above, which may trigger a decision to sell a security.

Oppenheimer Discovery Fund – This Underlying Fund seeks capital appreciation. It mainly invests in common stocks of U.S. companies that the portfolio manager believes have favorable growth prospects. It emphasizes stocks of small-capitalization (or "small-cap") companies, which are defined as companies with a market capitalization of less than $3 billion when this Underlying Fund buys them. A company's "market capitalization" is the value of its outstanding common stock relative to that of other companies. Companies are generally classified as small-cap, mid-cap or large-cap. This Underlying Fund's target capitalization range may change over time. These stocks may be traded on stock exchanges or over-the-counter.

The portfolio manager looks for companies with high growth potential. This approach includes fundamental analysis of a company's financial statements and management structure and consideration of the company's operations and product development, as well as its position in its industry. The portfolio manager also evaluates research on particular industries, market trends and general economic conditions.

The portfolio manager currently seeks companies with proven management records that are able to handle rapid growth, companies with innovative products or services, and companies that have above average growth profiles and have what the portfolio manager believes are sustainable growth rates. These criteria can vary.

Oppenheimer Global Fund – This Underlying Fund seeks capital appreciation. It invests mainly in common stock of U.S. and foreign companies. This Underlying Fund can invest without limit in foreign securities and can invest in any country, including countries with developing or emerging markets. However, this Underlying Fund currently emphasizes investments in developed markets such as the United States, Western European countries and Japan. This Underlying Fund does not limit its investments to companies in a particular capitalization range, but primarily invests in mid- and large-cap companies.

As a fundamental policy, this Underlying Fund will normally invest in at least three countries (one of which may be the United States). Typically, this Underlying Fund invests in a number of different countries but is not required to allocate its investments in any set percentages in any particular countries.

The portfolio manager primarily looks for U.S. and foreign companies with high growth potential. This approach includes fundamental analysis of a company's financial statements and management structure and consideration of the company's operations, product development, and industry position. The portfolio manager also evaluates factors affecting particular industries, market trends and general economic conditions.

The portfolio manager currently focuses on growth-oriented companies, companies that may benefit from global growth trends at attractive valuations, companies with strong competitive positions and high demand for their products or services, and cyclical opportunities in the business cycle and sectors or industries that may benefit from these opportunities. These criteria may vary.

The portfolio manager also considers the effect of worldwide trends on the growth of particular business sectors and looks for companies that may benefit from those trends. The trends currently considered include: mass affluence, new technologies, corporate restructuring and demographic changes. The portfolio manager does not invest any fixed amount of this Underlying Fund's assets according to these criteria and the trends that are considered may change over time. The portfolio manager monitors individual issuers for changes in the factors above, which may trigger a decision to sell a security, but does not require a decision to do so.

Oppenheimer Global Opportunities Fund – This Underlying Fund seeks capital appreciation consistent with preservation of principal, while providing current income. This Underlying Fund invests mainly in equity securities of issuers in the U.S. and foreign countries. The portfolio manager expects some of those securities to pay dividends, which would produce income for the Underlying Fund. This Underlying Fund currently emphasizes investments in equities, but it may also invest in debt securities and may invest up to 25% of its assets in "lower-grade" securities, commonly known as "junk bonds." This Underlying Fund is not required to allocate any set percentage of its assets to any particular country or allocate any set percentage to seek capital appreciation or income.

Typically, this Underlying Fund invests in a number of different countries and can invest in any country, including countries with developing or emerging markets. However, this Underlying Fund currently emphasizes its investments in developed markets. As a fundamental policy, it normally will invest in at least four countries, including the United States.

This Underlying Fund does not limit its investments to companies in a particular capitalization range, but currently invests a substantial portion of its assets in small- and mid-sized companies (currently those having a market capitalization of less than $11 billion).

The portfolio manager looks for U.S. and foreign companies with high growth potential that he believes have reasonably priced stocks in relation to overall stock market valuations. The portfolio manager looks for growth opportunities such as companies in industries with substantial barriers to new competition, for example, businesses with high start-up costs or patent protection. This Underlying Fund may also invest in securities of issuers in "special situations," such as mergers, reorganizations, restructurings or other unusual events.

The portfolio manager also considers the effect of worldwide trends on the growth of particular business sectors and looks for companies that may benefit from those trends. The trends currently considered include: mass affluence, new technologies, corporate restructuring and demographic changes. At times, this Underlying Fund might seek to take advantage of changes in the business cycle by investing in companies or industries that are sensitive to those changes. The portfolio manager does not invest any fixed amount of this Underlying Fund's assets according to these criteria and the trends that are considered may change over time. The portfolio manager monitors individual issuers for changes in these factors which may trigger a decision to sell a security, but does not require a decision to do so.

Oppenheimer Gold & Special Minerals Fund – This Underlying Fund seeks capital appreciation. It invests mainly in common stocks of companies that are involved in mining, processing or dealing in gold or other metals or minerals and may invest all of its assets in those securities. As a non-fundamental policy, under normal market conditions, at least 80% of this Underlying Fund's net assets, plus any borrowings for investment purposes, will be invested in those companies. As a fundamental policy, the Underlying Fund invests at least 25% of its investments in mining securities and metal investments.

This Underlying Fund may invest in U.S. or foreign companies, including companies in developing or emerging markets. It has no limit on its foreign investments. This Underlying Fund may buy securities issued by companies of any size or market capitalization range and at times might increase its emphasis on securities of issuers in a particular capitalization range.

This Underlying Fund relies primarily on evaluations of a company's fundamentals. It also uses a proprietary model that is designed to assess a company's financial statements and management structure, as well as the company's operations and new developments. To arrive at buy and sell decisions, this Underlying Fund considers the growth potential and the valuations of the stocks of particular companies, and ranks the companies that have been reviewed by the model.

The Underlying Fund has established a Cayman Islands company that is wholly-owned and controlled by the Underlying Fund (the "Subsidiary"). The Underlying Fund expects to invest up to 25% of its total assets in the Subsidiary. The Subsidiary will invest primarily in commodity-linked derivatives related to gold or other special minerals (including commodity futures, financial futures, options and swap contracts), and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. Investments in the Subsidiary are intended to provide the Underlying Fund with exposure to minerals commodities market returns within the limitations of the federal tax requirements that apply to the Underlying Fund.

This Underlying Fund's investment in the Subsidiary may vary based on the portfolio manager's use of different types of commodity-linked derivatives, fixed-income securities and other investments. Since the Underlying Fund may invest a substantial portion of its assets in the Subsidiary, which may hold certain of the investments described in this prospectus, the Underlying Fund may be considered to be investing indirectly in those investments through its Subsidiary.

Oppenheimer Institutional Money Market Fund – This Underlying Fund's objective is to seek current income and stability of principal. It is a money market fund that invests in a variety of money market instruments to seek current income and to try to maintain a stable share price of $1.00. Money market instruments are short-term, high-quality, dollar-denominated debt instruments issued by the U.S. Government, domestic and foreign corporations and financial institutions, and other entities. They include, for example, bank obligations, repurchase agreements, commercial paper, other corporate debt obligations and government debt obligations.

This Underlying Fund is regulated under Section 2a-7 under the Investment Company Act. That section includes requirements for maintaining high credit quality in this Underlying Fund's portfolio, a short average portfolio maturity to seek to reduce the effects of changes in prevailing interest rates and diversification of the investments among issuers to seek to reduce the effects of a default by any one issuer on the portfolio.

To be considered "high-quality," money market investments generally must be rated in one of the two highest credit-quality categories for short-term securities by nationally recognized statistical rating services. If unrated, a security must be determined by this Underlying Fund's investment manager, to be of comparable quality to those rated securities. Income on short-term securities tends to be lower than income on longer-term debt securities, so the Fund's yield will likely be lower than the yield on longer-term fixed-income funds.

Oppenheimer International Bond Fund – This Underlying Fund's primary objective is to seek total return.  As a secondary objective, this Underlying Fund seeks income when consistent with total return. This Underlying Fund invests mainly in debt securities of foreign government and corporate issuers. A debt security is a security representing money borrowed by the issuer that must be repaid. The terms of a debt security specify the amount of principal, the interest rate or discount, and the time or times at which payments are due. This Underlying Fund can invest in various types of debt securities, generally referred to as "bonds," including government bonds, corporate debt obligations, "structured" notes, participation interests in loans, "zero-coupon" or "stripped" securities, certain mortgage-related securities or asset-backed securities and other debt obligations.

Under normal market conditions, this Underlying Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in debt securities. It typically invests in at least three countries other than the United States. This Underlying Fund invests in debt securities of issuers in both developed and emerging markets throughout the world.

This Underlying Fund may buy securities issued by companies of any size or market capitalization range and at times might emphasize securities of issuers in a particular capitalization range. It can invest in debt securities having short, intermediate or long maturities.

This Underlying Fund does not limit its investments to a particular credit quality or rating category and can invest without limit in securities below investment-grade (commonly called "junk bonds"). "Investment-grade" debt securities are rated in one of the top four categories by nationally recognized statistical rating organizations such as Moody's or Standard & Poor's. This Underlying Fund may also invest in unrated securities, in which case the Underlying Fund's Investment Manager, OppenheimerFunds, Inc., may internally assign ratings to certain of those securities, after assessing their credit quality, in categories similar to those of nationally recognized statistical rating organizations. There can be no assurance, nor is it intended, that the Manager's credit analysis is consistent or comparable to the credit analysis used by a nationally recognized statistical rating organization.

This Underlying Fund may also use derivatives to seek increased returns or to try to manage investment risks, including, for example, options, forward contracts, futures contracts, swaps, and "structured" notes. This Underlying Fund actively manages foreign currency exposure, both to reduce risk and to seek to enhance return. To do so, it may invest in foreign exchange derivatives, including forwards and options that reference foreign currencies, including currencies of developing and emerging market countries.

In selecting securities, the portfolio managers evaluate the overall investment opportunities and risks in individual national economies. The portfolio managers analyze the business cycle, political and macro-economic factors that affect exchange rates and interest rates in both emerging and developing market countries. The portfolio managers currently focus on investment opportunities for higher yields than are available in U.S. markets and opportunities in investments denominated in foreign currencies that compare favorably to the U.S. dollar. These factors may vary in particular cases and may change over time.

Oppenheimer International Growth Fund  - This Underlying Fund is a mutual fund that seeks long-term capital appreciation. It mainly invests in the common stock of growth companies that are domiciled or have their primary operations outside of the United States. It may invest 100% of its assets in securities of foreign companies. It may invest in emerging markets as well as in developed markets throughout the world. From time to time it may place greater emphasis on investing in one or more particular regions such as Asia, Europe or Latin America. Under normal market conditions this Underlying Fund will:

▪	invest at least 65% of its total assets in common and preferred stocks of issuers in at least three different countries outside of the United States, and

▪	emphasize investments in common stocks of issuers that the portfolio manager considers to be "growth" companies.

This Underlying Fund does not limit its investments to issuers within a specific market capitalization range and at times may invest a substantial portion of its assets in one or more particular capitalization ranges. This Underlying Fund can also buy securities convertible into common stock and other securities having equity features. It can use hedging and certain derivative instruments to seek capital appreciation or to try to manage investment risks.

In selecting investments, the portfolio managers evaluate investment opportunities on a company-by-company basis. The portfolio managers look primarily for foreign companies with high growth potential using a "bottom up" investment approach, that is, by looking at the investment performance of individual stocks before considering the impact of general or industry-wide economic trends. This approach includes fundamental analysis of a company's financial statements and management structure and consideration of the company's operations, product development, and industry position.

The portfolio managers currently focus on the following factors, which may vary in particular cases and may change over time:

▪	companies that enjoy a strong competitive position and high demand for their products or services;

▪	companies with accelerating earnings growth and cash flow; and

▪	diversity among companies, industries and countries to help reduce the risks of foreign investing, such as currency fluctuations and stock market volatility.

The portfolio managers also consider the effect of worldwide trends on the growth of particular business sectors and look for companies that may benefit from those trends. The trends currently considered include: mass affluence, new technologies, restructuring and aging. The portfolio managers do not invest any fixed amount of this Underlying Fund's assets according to these criteria and the trends that are considered may change over time. The portfolio managers monitor individual issuers for changes in the factors above, which may trigger a decision to sell a security, but does not require a decision to do so.

Oppenheimer International Small Company Fund - This Underlying Fund seeks long-term capital appreciation. It invests mainly in common stock of companies that are domiciled, or have their primary operations, outside the United States and have market capitalizations of $5 billion or less (described as "small-cap companies").

▪	Under normal market conditions, this Underlying Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of small-cap companies.

▪	This Underlying Fund will invest at least 65% of its total assets in foreign securities.

This Underlying Fund's capitalization parameter can change as the relative market capitalizations of small-cap issuers change over time. This Underlying Fund measures capitalization at the time the Underlying Fund buys a security and is not required to sell the security if the issuer's capitalization changes.

This Underlying Fund's portfolio managers evaluate investment opportunities on a company-by-company basis. This approach includes fundamental analysis of a company's financial statements, management record and structure, operations, product development and industry competitive position. The portfolio managers also look for companies with the ability to take advantage of business opportunities, and companies that are anticipated to have a positive cash flow in the future, although current cash flow may be negative. These factors may vary in particular cases and may change over time.

The portfolio managers consider the effect of worldwide trends on the growth of particular business sectors and looks for companies that may benefit from those trends. The portfolio managers monitor individual issuers for changes in the factors above, which may trigger a decision to sell a security.

Oppenheimer International Value Fund - This Underlying Fund seeks long-term capital appreciation. It invests mainly in common stock of companies that the portfolio manager believes are undervalued and that are either domiciled or have their primary operations outside the United States. Under normal market conditions, this Underlying Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in common and preferred stocks of issuers in at least five different countries outside the United States and may invest 100% of its assets in foreign companies. It can invest in any country, including countries with developed or emerging markets. From time to time, it may place greater emphasis on investing in one or more particular regions such as Asia, Europe or Latin America. It may invest up to 10% of its total assets in the securities of U.S. issuers.

This Underlying Fund does not limit its investments to issuers within a specific market capitalization range and at times may invest a substantial portion of its assets in one or more particular capitalization ranges. It may invest up to 10% of its net assets in fixed-income or convertible securities.

In selecting investments for this Underlying Fund's portfolio, the portfolio manager looks primarily for foreign companies believed to be undervalued by the market. A security may be undervalued because the market is not aware of the issuer's intrinsic value, does not yet recognize its future potential, or the issuer may be temporarily out of favor. This Underlying Fund seeks to realize gains in the prices of those securities if and when other investors recognize their real or prospective worth. The portfolio manager uses a "bottom up" approach to select securities one at a time before considering industry trends. This approach includes fundamental analysis of a company's financial statements and management structure and consideration of the company's operations, business strategy, product development and industry position. The portfolio manager monitors individual issuers for changes in the factors above, which may trigger a decision to sell a security, but does not require such a decision. The portfolio manager may also consider selling a security if its share price is approaching its targeted price or if alternative investment ideas have been developed.

Oppenheimer Limited-Term Government Fund -  This Underlying Fund seeks high current return and safety of principal. It invests primarily in debt securities issued by the U.S. government or its agencies and instrumentalities.

Under normal market conditions, as a non-fundamental policy, this Underlying Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in debt securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements on those securities and hedging instruments approved by its Board of Trustees.

This Underlying Fund may invest up to 20% of its net assets in mortgage-backed securities that are not issued or guaranteed by the U.S. government, its agencies or instrumentalities, asset-backed securities, investment-grade corporate debt obligations having a rating at the time of acquisition by this Underlying Fund of at least "BBB" by Standard & Poor's Rating Service or "Baa" by Moody's Investors Service or a comparable rating by another nationally recognized securities rating organization or unrated corporate debt obligations deemed by the Manager to have a comparable rating, and certain other high quality debt obligations.

U.S. government securities include debt securities issued or guaranteed by the U.S. Treasury, such as Treasury bills, notes or bonds, and securities issued or guaranteed by U.S. government agencies or federally-chartered entities that are referred to as "instrumentalities" of the U.S. government.

Not all of the U.S. government securities this Underlying Fund buys are issued or guaranteed by the U.S. government as to payment of interest and repayment of principal. Some are backed by the right of the issuer to borrow from the U.S. Treasury. Others are backed only by the credit of the instrumentality. The securities this Underlying Fund buys may pay interest at fixed, floating, or variable rates, or may be "stripped" securities whose interest coupons have been separated from the security and sold separately.

This Underlying Fund seeks to maintain an average effective portfolio duration of not more than three years (measured on a dollar-weighted basis) to try to reduce the volatility of the value of its securities portfolio. However, it can invest in securities that have short-, medium- or long-term maturities and may use derivative investments to try to reduce interest rate risks. The duration of the portfolio might not meet that target at all times due to interest rate changes and other market events.

This Underlying Fund may also use derivatives to seek to increase its investment return or for hedging purposes. Options, futures, mortgage-related derivatives, total return swaps and credit default swaps are examples of derivatives this Underlying Fund can use.

This Underlying Fund invests significant amounts of its assets in mortgage-related derivative securities, such as collateralized mortgage obligations ("CMOs") and mortgage participation certificates. They include mortgage-related securities issued or guaranteed by instrumentalities of the U.S. government, such as the Government National Mortgage Association. This Underlying Fund also may enter into forward roll transactions.

This Underlying Fund can invest in "inverse floaters," which are derivative instruments that pay interest at rates that move in the opposite direction of yields on short-term securities. As short-term interest rates rise, the interest rate on inverse floaters falls and they produce less current income. As short-term interest rates fall, the interest rates on the inverse floaters increase and they pay more current income.

The portfolio managers compare the yields, relative values and risks of different types of U.S. government securities and government agency securities to provide portfolio diversity to help preserve principal. The portfolio managers currently focus on sectors of the U.S. government debt market that they believe offer good relative values, securities that have relatively high income potential, and securities that help reduce exposure to changes in interest rates to seek to preserve principal and meet its duration target. These factors may vary in particular cases and may change over time. This Underlying Fund may sell securities that the portfolio managers believe are no longer favorable with regard to these factors.

This Underlying Fund's share prices and distributions are not backed or guaranteed by the U.S. government.

Oppenheimer Main Street Fund® - This Underlying Fund seeks high total return. It mainly invests in common stocks of U.S. companies of different capitalization ranges. This Underlying Fund currently focuses on "larger capitalization" issuers, which are considered to be companies with market capitalizations equal to the companies in the Russell 1000. The portfolio managers use fundamental research and quantitative models to select securities for this Underlying Fund's portfolio, which is comprised of both growth and value stocks. While the process may change over time or vary in particular cases, in general the selection process currently uses:

▪
A fundamental approach in analyzing issuers on factors such as a company's financial performance and prospects, industry position, and business model and management strength. Industry outlook, market trends and general economic conditions may also be considered.

▪
Quantitative models to rank securities within each sector to identify potential buy and sell candidates for further fundamental analysis. A number of company-specific factors are analyzed in constructing the models, including valuation, fundamentals and momentum.

The portfolio is constructed and regularly monitored based upon several analytical tools, including quantitative investment models. This Underlying Fund aims to maintain a broadly diversified portfolio across major economic sectors by applying investment parameters for both sector and position size. The portfolio managers use the following sell criteria: the stock price is approaching its target, deterioration in the company's competitive position, poor execution by the company's management, or identification of more attractive alternative investment ideas.

Oppenheimer Main Street Select Fund® - This Underlying Fund seeks long-term capital appreciation. It invests primarily in common stock of a select group of U.S. companies. This Underlying Fund's portfolio will generally be invested in 35 or fewer issuers. It mainly focuses on "larger capitalization" issuers, which it considers to be companies within the market capitalization range of the Russell 1000 Index. However, it may invest in companies of any market capitalization and may invest in foreign issuers, including issuers in developing market countries.

     The portfolio managers use both quantitative models and fundamental research to select securities for this Underlying Fund. While the process may change over time or vary in particular cases, in general the selection process currently uses:

▪	Fundamental analysis of issuers regarding factors such as financial performance, position in their industry, the strength of their business model and their management;

▪
Quantitative models to rank securities within each sector to identify potential buy and sell candidates for further research. A number of company-specific factors are analyzed in constructing the models, including valuation, profitability, price momentum, and company fundamentals; and

▪	Consideration of market and industry trends and general economic conditions.

This Underlying Fund aims to maintain a diversified portfolio across major economic sectors by applying investment parameters for both sector and position size. The portfolio also includes both growth and value stocks.  The portfolio managers may sell a security if the stock price is approaching its price target; if there has been a deterioration in the company's competitive position or poor execution by the company's management; or if more attractive alternative investment ideas have been identified.

Oppenheimer Main Street Small- & Mid-Cap Fund® - This Underlying Fund seeks capital appreciation. It mainly invests in common stocks of "small-cap" and "mid-cap" companies. A company's "market capitalization" is the value of its outstanding common stock. Under normal market conditions, this Underlying Fund will invest at least 80% of its net assets, including any borrowings for investment purposes, in securities of companies having a market capitalization in the range of the Russell 2500 Index , a measure of small- to mid-cap issuers. The capitalization range of that index is subject to change due to market activity or changes in the composition of the index. The range of the Russell 2500 Index generally widens over time and it is reconstituted annually to preserve its small- and mid-cap character. This Underlying Fund measures a company's capitalization at the time e the Underlying Fund buys a security and is not required to sell a security if the company's capitalization moves outside of the Underlying Fund's capitalization definition. The portfolio managers use both fundamental research and quantitative models to identify investment opportunities. While the process may change over time or vary in particular cases, in general the selection process currently:

▪	aims to maintain broad diversification across all major economic sectors;

▪	uses quantitative models, including sector-specific factors, to rank securities within each economic sector;

▪	uses a fundamental approach to analyze issuers based on factors such as a company's financial performance, competitive strength, industry position, business practices and management; and

▪	considers market trends, current industry outlooks and general economic conditions.

In constructing the portfolio, the Underlying Fund seeks to limit exposure to so-called "top-down" or "macro" risks, such as overall stock market movements, economic cycles, and interest rate or currency fluctuations. Instead, the portfolio managers seek to add value by selecting individual securities with superior company-specific fundamental attributes or relative valuations that they expect to outperform their industry and sector peers. This is commonly referred to as a "bottom-up" approach to portfolio construction.

The portfolio managers consider stock rankings, benchmark weightings and capitalization outlooks in determining security weightings for individual issuers. Although the Underlying Fund mainly invests in U.S. companies, it can invest in securities issued by companies or governments in any country. The Underlying Fund primarily invests in common stock but may also invest in other types of securities, such as units of master limited partnerships or other securities that are consistent with its investment objective.

The portfolio managers might sell a security if the price is approaching their price target, if the company's competitive position has deteriorated or the company's management has performed poorly, or if they have identified more attractive investment prospects.

Oppenheimer Master Inflation Protected Securities Fund, LLC -  This Underlying Fund seeks total return. Under normal conditions, it will invest at least 80% of its net assets, plus borrowings for investment purposes, in inflation-indexed debt securities of varying maturities issued by the U.S. government, foreign governments, their agencies and instrumentalities, and U.S. and foreign corporations. Although this is not a fundamental policy, the amount so invested will not be changed by this Underlying Fund's Board of Directors without providing shareholders at least 60 days prior notice of the change.

Inflation-indexed debt securities are fixed-income securities (also referred to as "bonds") that are structured to seek to provide protection against inflation, a sustained increase in the price of goods and services that erode the purchasing power of money. The value of a bond's principal or the interest rate paid is adjusted to track changes in a stated inflation measure. The value of the bond's principal or the interest rate paid on the bond is adjusted to track changes in a stated inflation measure. With respect to inflation-indexed bonds whose principal is adjusted with inflation, if the index measuring inflation falls, the principal value of the inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to smaller principal amounts) will be reduced. If the index measuring inflation rises, both the principal value and the interest t payable (calculated with respect to a larger principal amount) will increase. With respect to inflation-indexed bonds whose interest rate is adjusted with inflation, instead of adjusting the bond's principal amount, the inflation adjustment is reflected in the coupon payment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds with similar maturities.

This Underlying Fund may invest a significant amount of its assets in Treasury Inflation-Protected Securities ("TIPS"). TIPS are backed by the full faith and credit of the U.S. government for payment of interest and repayment of principal and have little credit risk. The interest rate paid on TIPS is fixed. The principal value rises or falls semi-annually based on published changes to the Consumer Price Index. If inflation occurs, the principal amount will be adjusted upwards, resulting in increased interest payments. If deflation occurs, the principal amount will be adjusted downwards, resulting in lower interest payments. The principal amount payable at maturity is the greater of the adjusted principal amount and the original principal amount. While TIPS have little credit risk, they are subject to price fluctuations from changes in interest rates prior to their maturity.

This Underlying Fund may invest in inflation-indexed securities having short, intermediate or long maturities. It can invest in rated or unrated inflation-indexed securities. It does not limit its investments to a particular credit quality or rating category and can invest in inflation-indexed debt securities below investment grade (commonly called "junk bonds"). However, this Underlying Fund's investments in securities below investment grade, including its investments in inflation-indexed debt securities, will not exceed 20% of its net assets. This Underlying Fund may invest in inflation-indexed securities of issuers in both developed and emerging markets, and can invest up to 100% of its total assets in foreign securities. This Underlying Fund may buy inflation-indexed debt securities issued by companies of any size or market capitalization range and at times might increase its emphasis on securities of issuers in a particular capitalization range.

When selecting inflation-indexed debt securities for investment, the Manager, seeks to build a broadly diversified portfolio to try to moderate the special risks of investing in inflation-indexed debt securities. This Underlying Fund's portfolio manager typically employs a "top down" model to analyze and predict the direction of global inflation rates and economic conditions. In selecting securities, this Underlying Fund's portfolio manager researches the universe of inflation-indexed government and corporate securities and weighs yields and relative values against risks. The portfolio manager currently focuses on the following factors, which may vary in particular cases and may change over time:

▪
Inflation rates and implied inflation rates (the difference in yield between conventional government bonds and related inflation-indexed bonds of comparable maturity) in the United States and other countries,

▪	Interest rates,

▪	Economic and monetary policy of the U.S. government and foreign governments, and

▪	Economic conditions in the United States and other countries.

In addition to investments in inflation-indexed securities, this Underlying Fund may use certain other investments and investment strategies, including investments and investment strategies that are not indexed to inflation, described further below and in the Statement of Additional Information. The Manager might not always use all of these different types of investments and strategies. The allocation of this Underlying Fund's portfolio among the different types of permitted investments will vary over time based upon the Manger's evaluation of economic and market trends.

Oppenheimer Master International Value Fund, LLC - This Underlying Fund seeks long-term capital appreciation. It invests mainly in common stocks of companies that are domiciled outside of the United States, or have their primary operations outside the United States, that the investment manager believes are undervalued. It can invest in issuers in any market capitalization range and at times may invest a substantial portion of its assets in a particular capitalization range such as small- or mid-sized companies. This Underlying Fund can invest in emerging as well as developed markets throughout the world, and can invest 100% of its assets in foreign securities. Under normal market conditions, this Underlying Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in common and preferred stock of issuers in at least five different countries outside the United States. Those investments include securities of companies organized under the laws of a foreign country or companies that have more than 50% of their operations or assets abroad, or derive more than 50% of their revenue or profits from businesses, investments or sales outside the United States.

This Underlying Fund can invest in securities traded primarily on foreign securities exchanges or in foreign over-the-counter markets but considers securities of foreign issuers that are represented in the U.S. securities markets by American Depository Receipts ("ADRs") or similar depository arrangements to be "foreign securities" for purposes of its investment allocations.

In selecting securities, the portfolio manager evaluates investment opportunities on a company-by-company basis. He uses a value criteria and a "bottom up" investment approach - that is, analyzing individual stocks before considering the impact of general or industry economic trends. The portfolio manager estimates a company's fair value and compares the estimated value to the company's stock price. This includes fundamental analysis of a company's financial statements, profitability, management structure, operations, business strategy, product development, and competitive positioning, as well as its industry and sector. The portfolio manager monitors individual issuers for changes in the factors above that may lead to a decision to sell a security. The portfolio manager may also sell a security if its share price meets the portfolio manager's targeted price, or if the portfolio manager determines that a new or better investment idea has emerged, but is not required to do so. In addition to investments in stocks, this Underlying Fund may use derivatives and certain other investments and strategies described in its prospectus and Statement of Additional Information.

Oppenheimer Master Loan Fund, LLC - This Underlying Fund seeks as high a level of current income and preservation of capital as is consistent with investing primarily in loans and other debt securities. Under normal circumstances, it will invest at least 80% of its net assets in loans made to U.S. and foreign corporations, partnerships or other business entities. It may invest directly in loans (as an original lender or by assignment from a lender) or indirectly in loans through loan participation agreements or certain derivative instruments.

This Underlying Fund may invest in loans with fixed interest rates or in "floating" or "adjustable" rate loans that pay interest at rates that float above or are adjusted periodically based on a benchmark that reflects current interest rates, such as the "prime rate" offered by one or more major U.S. banks or the London Inter-Bank Offered Rate (referred to as "LIBOR"). It can invest in collateralized or uncollateralized loans and has no limits on the maturity of loans or the market capitalization range of borrowers.

This Underlying Fund can invest without limit in loans that are below investment grade (sometimes referred to as "junk bonds"). Those are loans rated below BBB- by Standard & Poor's Ratings Services or Baa3 by Moody's Investors Service, Inc., or that have comparable ratings by another rating organization. This Underlying Fund may also invest in unrated loans, including those considered to be below investment grade. It can invest in loans made in connection with highly leveraged transactions, loans where the borrower is experiencing financial difficulty or is insolvent and in loans that are in default at the time this Underlying Fund buys them. When selecting loans for investment, the investment manager performs its own analysis based on information obtained from agents that originate or administer loans, other lenders, and ratings organizations, among other sources that may consider various factors such a s the borrower's past and projected financial performance; tangible assets and cash flows; management quality and depth; collateral quality, if any; and the state of its industry. The portfolio manager may also consider the credit quality of the agent bank's or other intermediaries' debt obligations and the market for loans generally. The portfolio manager will continue to monitor the credit quality of loans and the status of the applicable borrowers for the duration of this Underlying Fund's investment. In addition to investments in loans, this Underlying Fund may invest in other debt obligations, derivatives and may use other investments and strategies described in its prospectus and Statement of Additional Information.

Oppenheimer Real Estate Fund - This Underlying Fund seeks total return through investment in real estate securities. Under normal market conditions, it invests at least 80% of its net assets (including borrowings for investment purposes) in common stocks and other equity securities of real estate companies. This Underlying Fund primarily invests in real estate investment trusts ("REITs") but may also invest in real estate operating companies ("REOCs") and other real estate related securities. The assets of the REITs that this Underlying Fund invests in are primarily land and buildings, although it may invest in REITs that hold mortgages or a combination of investments types.

Oppenheimer Rising Dividends Fund - This Underlying Fund seeks total return. It invests mainly in common stocks of companies that currently pay dividends or are expected to begin paying dividends in the future and emphasizes investments in companies that are expected to grow their dividends over time. Under normal market conditions, this Underlying Fund will invest at least 80% of its net assets in securities of companies that the portfolio managers expect to experience dividend growth, including companies that currently pay dividends and are expected to increase them and companies that do not currently pay dividends but are expected to begin paying them in the near future.

This Underlying Fund can invest in issuers in all capitalization ranges. Currently, its stock investments are focused on large-cap issuers, but that emphasis can change over time. While this Underlying Fund mainly invests in common stocks of U.S. companies, it may also invest in other securities, including foreign stocks, fixed-income instruments, convertible securities, preferred stocks, and derivatives such as covered call options.

In selecting investments for this Underlying Fund, the Underlying Fund uses a "top down" approach that focuses on broad economic trends affecting entire markets and industries, as well as a "bottom up" approach that focuses on the fundamental prospects of individual companies and issuers.

Oppenheimer Small- & Mid- Cap Value Fund - This Underlying Fund seeks capital appreciation. It mainly invests in common stocks of U.S. companies that have a market capitalization up to $13 billion. That range includes both small- and mid-cap stocks. This Underlying Fund has no fixed ratio for the percentage of small-cap and mid-cap stocks required to be held in its portfolio. Under normal market conditions this Underlying Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small-cap and mid-cap issuers.

This Underlying Fund primarily invests in U.S. companies but may also purchase securities of issuers in any country, including developed and emerging market countries. While it has no limits on the percentage of its assets it can invest in foreign securities, normally it does not expect to invest substantial amounts of its assets in foreign securities and generally limits investments in emerging markets to not more than 5% of its total assets. This Underlying Fund emphasizes securities that the portfolio manager believes are undervalued.

In selecting investments for this Underlying Fund, the portfolio manager looks for stocks of small- and mid-cap companies that he believes have been undervalued by the market. A security may be undervalued because the market is not aware of the issuer's intrinsic value, does not yet recognize its future potential, or the issuer may be temporarily out of favor. This Underlying Fund seeks to realize gains in the prices of those securities when other investors recognize their real or prospective worth. The portfolio manager uses a "bottom up" approach to select securities one at a time before considering industry trends. Those companies may have a low ratio of their stock price to earnings, for example. The portfolio manager also analyzes factors such as a company's book value, sales, earnings, growth potential and cash flows. After considering these criteria, the portfolio manager may look at broader industry and economic trends that could affect the growth potential of particular small- and mid-cap stocks. The portfolio manager currently focuses on companies with the following characteristics, which may vary in particular cases and may change over time:

▪	Favorable supply/demand conditions for key products

▪	Development of new products or businesses

▪	Quality of management

▪	Competitive position in the marketplace

▪	Effective allocation of capital

This Underlying Fund may sell securities that the portfolio manager believes no longer meet the above criteria, but is not required to do so.

Oppenheimer U.S. Government Trust - This Underlying Fund seeks high current income consistent with the preservation of capital. It mainly invests in debt securities issued or guaranteed by the U.S. Treasury or by other agencies or entities of the U.S. government, referred to as "instrumentalities."

Under normal market conditions, this Underlying Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in U.S. government securities. It typically invests a substantial portion of its assets in mortgage-related U.S. government securities, including collateralized mortgage obligations (called CMOs), mortgage participation certificates and forward rolls. It may also invest up to 20% of its net assets in securities issued by private entities, including mortgage-related securities that do not have any government guarantees.

     The portfolio managers weigh yields and relative values against risks and they currently focus on securities that they feel have high relative income potential. This Underlying Fund may invest in debt securities that pay interest at fixed, floating or variable rates and can buy securities of any maturity. When the average maturity of its portfolio is longer, its share prices may fluctuate more when interest rates change. This Underlying Fund limits its investments in private issuer securities to investment-grade securities but it is not required to dispose of a debt security if its rating falls after it is purchased.

     This Underlying Fund may use derivative instruments, including futures, CMOs, and total return swaps to try to enhance income and manage investment risks. The prices of derivative securities may be more volatile than the prices of other types of securities. This Underlying Fund's share prices and distributions are not backed or guaranteed by the U.S. government.

Oppenheimer Value Fund - This Underlying Fund seeks long-term growth of capital by investing primarily in common stocks with low price-earnings ratios and better-than-anticipated earnings. Realization of current income is a secondary consideration. It mainly invests in common stocks of companies that the portfolio manager believes are undervalued. It may also invest in other equity securities, such as preferred stock, rights, warrants and securities convertible into common stock. This Underlying Fund may buy securities issued by companies of any size or market capitalization range and at times might increase its emphasis on securities of issuers in a particular capitalization range. While it does not limit its investments to issuers in a particular capitalization range, the portfolio manager currently focuses on securities of larger-size companies.

This Underlying Fund may invest up to 25% of its total assets in foreign securities of companies or governments in any country, including in developed and emerging market countries. It may invest up to 10% of its net assets in debt securities.

In selecting investments, the portfolio manager looks for companies he believes have been undervalued by the market. A security may be undervalued because the market is not aware of the issuer's intrinsic value, does not yet recognize its future potential, or the issuer may be temporarily out of favor. This Underlying Fund seeks to realize gains in the prices of those securities when other investors recognize their real or prospective worth. The portfolio manager uses a "bottom up" approach to select securities one at a time before considering industry trends. The portfolio manager uses fundamental analysis to select securities based on factors such as a company's long-term earnings and growth potential. The portfolio manager currently focuses on companies with the following characteristics, which may vary in particular cases and may change over time:

▪	Attractive valuation,

▪	Future supply/demand conditions for its key products,

▪	Product cycles,

▪	Quality of management,

▪	Competitive position in the market place,

▪	Reinvestment plans for cash generated,

▪	Better-than-expected earnings reports.

The portfolio manager also monitors individual issuers for changes in their business fundamentals or prospects that may trigger a decision to sell a security, but does not require a decision to do so. The portfolio manager may consider selling a stock for one or more of the following reasons:

▪	the stock price is approaching its price target,

▪	the company's fundamentals are deteriorating, or

▪	alternative investment ideas have been developed.

STATEMENT OF ADDITIONAL INFORMATION
TO COMBINED PROSPECTUS/PROXY STATEMENT
OF
OPPENHEIMER PORTFOLIO SERIES: ACTIVE ALLOCATION FUND
PART B

Acquisition of the Assets of
OPPENHEIMER TRANSITION 2030 FUND
OPPENHEIMER TRANSITION 2040 FUND
OPPENHEIMER TRANSITION 2050 FUND
By and in exchange for Class A, Class B, Class C, Class N and Class Y Shares of
OPPENHEIMER PORTFOLIO SERIES: ACTIVE ALLOCATION FUND

This Statement of Additional Information (the “Reorganization SAI”) to this Combined Prospectus/Proxy Statement relates specifically to the proposed delivery of all of the assets of Oppenheimer Transition 2030 Fund (“Transition 2030 Fund”), Oppenheimer Transition 2040 Fund (“Transition 2040 Fund”) and Oppenheimer Transition 2050 Fund (“Transition 2050 Fund,” and together with Transition 2030 Fund and Transition 2040 Fund, the “Target Funds” and each, a “Target Fund”), for Class A, Class B, Class C, Class N and Class Y shares of Oppenheimer Portfolio Series: Active Allocation Fund, a series of Oppenheimer Portfolio Series (the “Acquiring Fund”) (the foregoing with respect to each Target Fund being referred to as the “Reorganization,” and with respect to all of the Target Funds, the “Reorganizations”).

This Reorganization SAI consists of this Cover Page and the following documents which are incorporated into this Reorganization SAI by reference: (i) the Statement of Additional Information of each of the Target Funds dated June 27, 2012; (ii) the Statement of Additional Information of the Acquiring Fund dated May 30, 2012; (iii) the annual report of each of the Target Funds dated February 29, 2012, each which includes audited financial statements of the respective Target Fund for the 12-month period ended February 29, 2012 and management’s discussion of fund performance, and (iv) the annual report of the Acquiring Fund dated January 31, 2012, which includes audited financial statements for the 12-month period ended January 31, 2012 and management’s discussion of fund performance.

This Reorganization SAI is not a Prospectus; you should read this Reorganization SAI in conjunction with the Combined Prospectus/Proxy Statement dated July 27, 2012, relating to the Reorganizations. You can request a copy of the Combined Prospectus/Proxy Statement by calling 1.800.225.5677, by visiting the website at www.oppenheimerfunds.com or by writing OppenheimerFunds Services at P.O. Box 5270, Denver, Colorado 80217. The date of this Reorganization SAI is July 27, 2012.

EXHIBIT D

PRO FORMA FINANCIAL STATEMENTS

Pro Forma Combining Statements of Investments   January 31, 2012 (Unaudited)
Active Allocation Fund/Oppenheimer Transition 2030 Fund/Oppenheimer Transition 2040 Fund/Oppenheimer Transition 2050 Fund

	Active	Oppenheimer	Oppenheimer	Oppenheimer	Active Allocation	Active	Oppenheimer	Oppenheimer	Oppenheimer	Active Allocation
	Allocation	Transition 2030	Transition 2040	Transition 2050	Fund Combined	Allocation	Transition 2030	Transition 2040	Transition 2050	Fund Combined
	Fund	Fund	Fund	Fund	Pro Forma	Fund	Fund	Fund	Fund	Pro Forma
	Shares	Shares	Shares	Shares	Shares	Value	Value	Value	Value	Value

Investment Companies—99.7%1
Alternative Funds—6.6%

Oppenheimer Commodity Strategy Total Return Fund, Cl. Y	13,661,840	—	—	—	13,661,840	$46,586,874	—	—	—	$46,586,874
Oppenheimer Gold & Special Minerals Fund, Cl. Y	286,317	—	—	—	286,317	11,060,435	—	—	—	11,060,435
Oppenheimer Master Event-Linked Bond Fund, LLC	2,227,220	—	—	—	2,227,220	25,142,886	—	—	—	25,142,886
Oppenheimer Master Inflation Protected Securities Fund, LLC	2,932,723	—	—	—	2,932,723	34,391,376	—	—	—	34,391,376
Oppenheimer Real Estate Fund, Cl. Y	1,391,726	—	—	—	1,391,726	30,005,607	—	—	—	30,005,607

						147,187,178	—	—	—	147,187,178

Domestic Equity Funds—45.3%
Oppenheimer Capital Appreciation Fund, Cl. Y	6,661,389	528,847	317,526	153,335	7,661,097	314,084,491	24,935,114	14,971,361	7,229,726	361,220,692

Oppenheimer Discovery Fund, Cl. Y	391,569	—	—	—	391,569	23,709,495	—	—	—	23,709,495
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y	4,568,848	439,361	261,993	129,833	5,400,035	102,250,824	9,832,896	5,863,405	2,905,664	120,852,789
Oppenheimer Rising Dividends Fund, Cl. Y	1,815,339	—	—	—	1,815,339	30,515,849	—	—	—	30,515,849
Oppenheimer Value Fund, Cl. Y	18,483,379	1,556,439	929,494	450,853	21,420,165	402,937,665	33,930,378	20,262,969	9,828,590	466,959,602

						873,498,324	68,698,388	41,097,735	19,963,980	1,003,258,427
Domestic Fixed Income Funds—16.9%
Oppenheimer Champion Income Fund, Cl. Y	21,817,229	759,467	209,197	74,763	22,860,656	39,052,840	1,359,446	374,462	133,827	40,920,575
Oppenheimer Core Bond Fund, Cl. Y	30,022,131	1,290,830	372,883	128,558	31,814,402	201,148,277	8,648,563	2,498,319	861,336	213,156,495
Oppenheimer Limited-Term Government Fund, Cl. Y	11,957,314	637,582	175,903	61,588	12,832,387	111,681,314	5,955,013	1,642,938	575,236	119,854,501

						351,882,431	15,963,022	4,515,719	1,570,399	373,931,571

Foreign Equity Funds—24.4%
Oppenheimer Developing Markets Fund, Cl. Y	2,719,088	256,500	157,367	75,566	3,208,521	85,895,990	8,102,835	4,971,216	2,387,126	101,357,167
Oppenheimer International Growth Fund, Cl. Y	8,742,041	1,117,097	657,374	324,611	10,841,123	234,548,962	29,971,720	17,637,338	8,709,309	290,867,329
Oppenheimer International Small Company Fund, Cl. Y	1,001,705	139,838	81,094	40,208	1,262,845	19,583,338	2,733,831	1,585,395	786,076	24,688,640
Oppenheimer International Value Fund, Cl. Y (formerly Oppenheimer Quest International Value Fund, Cl. Y)	7,275,334	1,052,672	619,170	305,873	9,253,049	96,616,441	13,979,484	8,222,574	4,061,995	122,880,494

						436,644,731	54,787,870	32,416,523	15,944,506	539,793,630
Foreign Fixed Income Fund—5.0%
Oppenheimer International Bond Fund, Cl. Y	16,035,885	888,507	255,368	91,747	17,271,507	102,148,586	5,659,789	1,626,694	584,426	110,019,495
Money Market Fund—1.5%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.23%2	31,015,263	1,420,861	392,347	144,652	32,973,123	31,015,263	1,420,861	392,347	144,652	32,973,123

Total Investment Companies (Cost $1,738,530,702, Cost $129,196,658, Cost $72,539,457, Cost $34,359,524, Combined $1,974,626,341)						1,942,376,513	146,529,930	80,049,018	38,207,963	2,207,163,424

	Active	Oppenheimer	Oppenheimer	Oppenheimer	Active Allocation
	Allocation	Transition 2030	Transition 2040	Transition 2050	Fund Combined	Active	Oppenheimer	Oppenheimer	Oppenheimer	Active Allocation
	Fund	Fund	Fund	Fund	Pro Forma	Allocation	Transition 2030	Transition 2040	Transition 2050	Fund Combined
	Principal	Principal	Principal	Principal	Principal	Fund	Fund	Fund	Fund	Pro Forma
	Amount	Amount	Amount	Amount	Amount	Value	Value	Value	Value	Value

U.S. Government Obligations—0.6%
U.S. Treasury Bills:
0.065%, 5/31/123,4	$9,735,000	—	—	—	$9,735,000	9,732,975	—	—	—	9,732,975
0.095%, 1/10/13	2,775,000	—	—	—	2,775,000	2,772,086	—	—	—	2,772,086

Total U.S. Government Obligations (Cost $12,505,792, Cost $0, Cost $0, Cost $0, Combined $12,505,792)						12,505,061	—	—	—	12,505,061

Total Investments, at Value (Cost $1,751,036,494, Cost $129,196,658, Cost $72,539,457, Cost $34,359,524, Combined $1,987,132,133)	100.2%	100.9%	100.4%	100.2%	100.3%	1,954,881,574	146,529,930	80,049,018	38,207,963	2,219,668,485
Liabilities in Excess of Other Assets	(0.2)	(0.9)	(0.4)	(0.2)	(0.3)	(4,138,223)	(1,284,599)	(333,984)	(70,199)	(5,827,005)
Pro Forma Adjustment					(0.0)					(181,200)

Net Assets	100.0%	100.0%	100.0%	100.0%	100.0%	$1,950,743,351	$145,245,331	$79,715,034	$38,137,764	$2,213,660,280

Footnotes to Statement of Investments

1.
Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended January 31, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
Active Allocation Fund	January 31, 2011	Additions	Reductions	January 31, 2012

Oppenheimer Capital Appreciation Fund, Cl. Y	7,413,905	854,643	1,607,159	6,661,389
Oppenheimer Champion Income Fund, Cl. Y	26,776,794	3,659,641	8,619,206	21,817,229
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y	14,528,635	7,648,078	8,514,873	13,661,840
Oppenheimer Core Bond Fund, Cl. Y	29,075,766	7,122,273	6,175,908	30,022,131
Oppenheimer Developing Markets Fund, Cl. Y	2,406,718	1,056,750	744,380	2,719,088
Oppenheimer Discovery Fund, Cl. Y	279,642	252,103	140,176	391,569
Oppenheimer Gold & Special Minerals Fund, Cl. Y	230,249	460,822	404,754	286,317
Oppenheimer Institutional Money Market Fund, Cl. E	72,831,509	344,937,936	386,754,182	31,015,263
Oppenheimer International Bond Fund, Cl. Y	15,636,130	3,054,851	2,655,096	16,035,885
Oppenheimer International Growth Fund, Cl. Y	10,190,003	514,185	1,962,147	8,742,041
Oppenheimer International Small Company Fund, Cl. Y	1,743,889	80,194	822,378	1,001,705
Oppenheimer International Value Fund, Cl. Y (formerly Oppenheimer Quest International Value Fund, Cl. Y)	8,153,829	1,099,199	1,977,694	7,275,334
Oppenheimer Limited-Term Government Fund, Cl. Y	12,379,957	2,194,269	2,616,912	11,957,314
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y	5,524,327	241,411	1,196,890	4,568,848
Oppenheimer Master Event-Linked Bond Fund, LLC	—	2,975,616	748,396	2,227,220
Oppenheimer Master Inflation Protected Securities Fund, LLC	2,717,972	677,796	463,045	2,932,723
Oppenheimer Master Loan Fund, LLC	2,818,244	265,078	3,083,322	—
Oppenheimer Real Estate Fund, Cl. Y	1,345,471	504,989	458,734	1,391,726
Oppenheimer Rising Dividends Fund, Cl. Y	—	2,159,156	343,817	1,815,339
Oppenheimer U.S. Government Trust, Cl. Y	—	1,216	1,216	—
Oppenheimer Value Fund, Cl. Y	21,047,063	2,941,887	5,505,571	18,483,379

			Realized
	Value	Income	Gain (Loss)

Oppenheimer Capital Appreciation Fund, Cl. Y	$314,084,491	$1,814,100	$(1,216,043)
Oppenheimer Champion Income Fund, Cl. Y	39,052,840	3,757,801	273,358
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y	46,586,874	2,922,840	(1,946,310)

				Realized
	Value	Income		Gain (Loss)

Oppenheimer Core Bond Fund, Cl. Y	201,148,277	9,666,131		(12,751,520)
Oppenheimer Developing Markets Fund, Cl. Y	85,895,990	1,782,358		5,218,163
Oppenheimer Discovery Fund, Cl. Y	23,709,495	—		(163,951)
Oppenheimer Gold & Special Minerals Fund, Cl. Y	11,060,435	243,317		(3,070,369)
Oppenheimer Institutional Money Market Fund, Cl. E	31,015,263	91,787		—
Oppenheimer International Bond Fund, Cl. Y	102,148,586	5,324,701		(42,403)
Oppenheimer International Growth Fund, Cl. Y	234,548,962	2,833,404		4,728,830
Oppenheimer International Small Company Fund, Cl. Y	19,583,338	972,931		3,199,455
Oppenheimer International Value Fund, Cl. Y (formerly Oppenheimer Quest International Value Fund, Cl. Y)	96,616,441	1,590,098		(610,677)
Oppenheimer Limited-Term Government Fund, Cl. Y	111,681,314	3,427,738		(128,057)
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y	102,250,824	593,293		2,359,854
Oppenheimer Master Event-Linked Bond Fund, LLC	25,142,886	1,142,679	a	560,178	a
Oppenheimer Master Inflation Protected Securities Fund, LLC	34,391,376	968,989	b	580,006	b
Oppenheimer Master Loan Fund, LLC	—	633,770	c	919,375	c
Oppenheimer Real Estate Fund, Cl. Y	30,005,607	326,871		(242,574)
Oppenheimer Rising Dividends Fund, Cl. Y	30,515,849	166,916		82,516
Oppenheimer U.S. Government Trust, Cl. Y	—	14		85
Oppenheimer Value Fund, Cl. Y	402,937,665	6,776,127		(13,180,100)

	$1,942,376,513	$45,035,865		$(15,430,184)

a.	Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

b.	Represents the amount allocated to the Fund from Oppenheimer Master Inflation Protected Securities Fund, LLC.

c.	Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

	Shares	Gross	Gross	Shares
Oppenheimer Transition 2030 Fund	January 31, 2011	Additions	Reductions	January 31, 2012

Oppenheimer Capital Appreciation Fund, Cl. Y	499,292	107,684	78,129	528,847
Oppenheimer Champion Income Fund, Cl. Y	575,913	249,067	65,513	759,467
Oppenheimer Core Bond Fund, Cl. Y	1,054,824	475,056	239,050	1,290,830
Oppenheimer Developing Markets Fund, Cl. Y	226,136	54,984	24,620	256,500
Oppenheimer Institutional Money Market Fund, Cl. E	1,430,751	281,728	291,618	1,420,861
Oppenheimer International Bond Fund, Cl. Y	679,193	326,831	117,517	888,507
Oppenheimer International Growth Fund, Cl. Y	980,269	245,519	108,691	1,117,097
Oppenheimer International Small Company Fund, Cl. Y	121,523	32,449	14,134	139,838
Oppenheimer International Value Fund, Cl. Y (formerly Oppenheimer Quest International Value Fund, Cl. Y)	772,065	367,578	86,971	1,052,672
Oppenheimer Limited-Term Government Fund, Cl. Y	459,588	275,590	97,596	637,582
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y	414,026	96,882	71,547	439,361
Oppenheimer Value Fund, Cl. Y	1,421,694	357,742	222,997	1,556,439

			Realized
	Value	Income	Loss

Oppenheimer Capital Appreciation Fund, Cl. Y	$24,935,114	$147,556	$135,427
Oppenheimer Champion Income Fund, Cl. Y	1,359,446	109,709	13,580
Oppenheimer Core Bond Fund, Cl. Y	8,648,563	415,105	577
Oppenheimer Developing Markets Fund, Cl. Y	8,102,835	171,189	102,306
Oppenheimer Institutional Money Market Fund, Cl. E	1,420,861	2,546	—
Oppenheimer International Bond Fund, Cl. Y	5,659,789	301,544	36,948
Oppenheimer International Growth Fund, Cl. Y	29,971,720	358,267	248,539
Oppenheimer International Small Company Fund, Cl. Y	2,733,831	135,602	44,355
Oppenheimer International Value Fund, Cl. Y (formerly Oppenheimer Quest International Value Fund, Cl. Y)	13,979,484	219,961	279,006
Oppenheimer Limited-Term Government Fund, Cl. Y	5,955,013	163,486	8,058
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y	9,832,896	57,834	53,679
Oppenheimer Value Fund, Cl. Y	33,930,378	560,752	432,626

	$146,529,930	$2,643,551	$1,355,101

	Shares	Gross	Gross	Shares
Oppenheimer Transition 2040 Fund	January 31, 2011	Additions	Reductions	January 31, 2012

Oppenheimer Capital Appreciation Fund, Cl. Y	254,164	103,838	40,476	317,526
Oppenheimer Champion Income Fund, Cl. Y	146,335	82,609	19,747	209,197
Oppenheimer Core Bond Fund, Cl. Y	269,912	166,864	63,893	372,883
Oppenheimer Developing Markets Fund, Cl. Y	115,733	55,842	14,208	157,367
Oppenheimer Institutional Money Market Fund, Cl. E	417,731	126,607	151,991	392,347
Oppenheimer International Bond Fund, Cl. Y	173,119	105,695	23,446	255,368
Oppenheimer International Growth Fund, Cl. Y	502,530	214,725	59,881	657,374
Oppenheimer International Small Company Fund, Cl. Y	61,331	28,722	8,959	81,094
Oppenheimer International Value Fund, Cl. Y (formerly Oppenheimer Quest International Value Fund, Cl. Y)	401,280	272,251	54,361	619,170
Oppenheimer Limited-Term Government Fund, Cl. Y	117,848	86,312	28,257	175,903
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y	211,375	86,216	35,598	261,993
Oppenheimer Value Fund, Cl. Y	724,789	311,469	106,764	929,494

			Realized
	Value	Income	Gain (Loss)

Oppenheimer Capital Appreciation Fund, Cl. Y	$14,971,361	$88,324	$(76,547)
Oppenheimer Champion Income Fund, Cl. Y	374,462	28,977	(3,601)
Oppenheimer Core Bond Fund, Cl. Y	2,498,319	111,651	1,454
Oppenheimer Developing Markets Fund, Cl. Y	4,971,216	100,388	(54,499)
Oppenheimer Institutional Money Market Fund, Cl. E	392,347	693	—
Oppenheimer International Bond Fund, Cl. Y	1,626,694	81,832	(8,240)
Oppenheimer International Growth Fund, Cl. Y	17,637,338	210,405	(160,320)

			Realized
	Value	Income	Gain (Loss)

Oppenheimer International Small Company Fund, Cl. Y	1,585,395	77,411	(29,578)
Oppenheimer International Value Fund, Cl. Y (formerly Oppenheimer Quest International Value Fund, Cl. Y)	8,222,574	127,790	(159,218)
Oppenheimer Limited-Term Government Fund, Cl. Y	1,642,938	43,069	(2,208)
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y	5,863,405	34,168	(18,921)
Oppenheimer Value Fund, Cl. Y	20,262,969	324,991	(199,343)

	$80,049,018	$1,229,699	$(711,021)

	Shares	Gross	Gross	Shares
Oppenheimer Transition 2050 Fund	January 31,2011	Additions	Reductions	January 31,2012

Oppenheimer Capital Appreciation Fund, Cl. Y	121,430	54,322	22,417	153,335
Oppenheimer Champion Income Fund, Cl. Y	51,152	31,154	7,543	74,763
Oppenheimer Core Bond Fund, Cl. Y	89,774	70,005	31,221	128,558
Oppenheimer Developing Markets Fund, Cl. Y	56,086	27,028	7,548	75,566
Oppenheimer Institutional Money Market Fund, Cl. E	180,121	48,310	83,779	144,652
Oppenheimer International Bond Fund, Cl. Y	60,510	41,729	10,492	91,747
Oppenheimer International Growth Fund, Cl. Y	240,892	115,667	31,948	324,611
Oppenheimer International Small Company Fund, Cl. Y	29,420	14,981	4,193	40,208
Oppenheimer International Value Fund, Cl. Y (formerly Oppenheimer Quest International Value Fund, Cl. Y)	191,115	143,629	28,871	305,873
Oppenheimer Limited-Term Government Fund, Cl. Y	41,095	33,320	12,827	61,588
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y	100,997	45,206	16,370	129,833
Oppenheimer Value Fund, Cl. Y	344,451	163,812	57,410	450,853

			Realized
	Value	Income	Gain (Loss)

Oppenheimer Capital Appreciation Fund, Cl. Y	$7,229,726	$42,336	$(58,647)
Oppenheimer Champion Income Fund, Cl. Y	133,827	10,202	(1,335)
Oppenheimer Core Bond Fund, Cl. Y	861,336	38,949	200
Oppenheimer Developing Markets Fund, Cl. Y	2,387,126	49,237	(34,091)
Oppenheimer Institutional Money Market Fund, Cl. E	144,652	261	—
Oppenheimer International Bond Fund, Cl. Y	584,426	28,981	(3,282)
Oppenheimer International Growth Fund, Cl. Y	8,709,309	102,287	(93,461)
Oppenheimer International Small Company Fund, Cl. Y	786,076	38,224	(14,454)
Oppenheimer International Value Fund, Cl. Y (formerly Oppenheimer Quest International Value Fund, Cl. Y)	4,061,995	63,232	(87,880)
Oppenheimer Limited-Term Government Fund, Cl. Y	575,236	15,092	(994)
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y	2,905,664	16,451	(24,881)
Oppenheimer Value Fund, Cl. Y	9,828,590	157,801	(129,078)

	$38,207,963	$563,053	$(447,903)

Active Allocation	Shares	Gross	Gross	Shares
Pro Forma Combined	January 31, 2011	Additions	Reductions	January 31, 2012

Oppenheimer Capital Appreciation Fund, Cl. Y	8,288,791	1,120,487	1,748,181	7,661,097
Oppenheimer Champion Income Fund, Cl. Y	27,550,194	4,022,471	8,712,009	22,860,656
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y	14,528,635	7,648,078	8,514,873	13,661,840
Oppenheimer Core Bond Fund, Cl. Y	30,490,276	7,834,198	6,510,072	31,814,402
Oppenheimer Developing Markets Fund, Cl. Y	2,804,673	1,194,604	790,756	3,208,521
Oppenheimer Discovery Fund, Cl. Y	279,642	252,103	140,176	391,569
Oppenheimer Gold & Special Minerals Fund, Cl. Y	230,249	460,822	404,754	286,317
Oppenheimer Institutional Money Market Fund, Cl. E	74,860,112	345,394,581	387,281,570	32,973,123
Oppenheimer International Bond Fund, Cl. Y	16,548,952	3,529,106	2,806,551	17,271,507
Oppenheimer International Growth Fund, Cl. Y	11,913,694	1,090,096	2,162,667	10,841,123
Oppenheimer International Small Company Fund, Cl. Y	1,956,163	156,346	849,664	1,262,845
Oppenheimer International Value Fund, Cl. Y (formerly Oppenheimer Quest International Value Fund, Cl. Y)	9,518,289	1,882,657	2,147,897	9,253,049
Oppenheimer Limited-Term Government Fund, Cl. Y	12,998,488	2,589,491	2,755,592	12,832,387
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y	6,250,725	469,715	1,320,405	5,400,035
Oppenheimer Master Event-Linked Bond Fund, LLC	—	2,975,616	748,396	2,227,220
Oppenheimer Master Inflation Protected Securities Fund, LLC	2,717,972	677,796	463,045	2,932,723
Oppenheimer Master Loan Fund, LLC	2,818,244	265,078	3,083,322	—
Oppenheimer Real Estate Fund, Cl. Y	1,345,471	504,989	458,734	1,391,726
Oppenheimer Rising Dividends Fund, Cl. Y	—	2,159,156	343,817	1,815,339
Oppenheimer U.S. Government Trust, Cl. Y	—	1,216	1,216	—
Oppenheimer Value Fund, Cl. Y	23,537,997	3,774,910	5,892,742	21,420,165

			Realized
	Value	Income	Gain (Loss)

Oppenheimer Capital Appreciation Fund, Cl. Y	$361,220,692	$2,092,316	$(1,486,664)
Oppenheimer Champion Income Fund, Cl. Y	40,920,575	3,906,689	254,842
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y	46,586,874	2,922,840	(1,946,310)
Oppenheimer Core Bond Fund, Cl. Y	213,156,495	10,231,836	(12,750,443)
Oppenheimer Developing Markets Fund, Cl. Y	101,357,167	2,103,172	5,027,267
Oppenheimer Discovery Fund, Cl. Y	23,709,495	—	(163,951)
Oppenheimer Gold & Special Minerals Fund, Cl. Y	11,060,435	243,317	(3,070,369)
Oppenheimer Institutional Money Market Fund, Cl. E	32,973,123	95,287	—
Oppenheimer International Bond Fund, Cl. Y	110,019,495	5,737,058	(90,873)
Oppenheimer International Growth Fund, Cl. Y	290,867,329	3,504,363	4,226,510
Oppenheimer International Small Company Fund, Cl. Y	24,688,640	1,224,168	3,111,068
Oppenheimer International Value Fund, Cl. Y (formerly Oppenheimer Quest International Value Fund, Cl. Y)	122,880,494	2,001,081	(1,136,781)

				Realized
	Value	Income		Gain (Loss)

Oppenheimer Limited-Term Government Fund, Cl. Y	119,854,501	3,649,385		(139,317)
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y	120,852,789	701,746		2,262,373
Oppenheimer Master Event-Linked Bond Fund, LLC	25,142,886	1,142,679	a	560,178	a
Oppenheimer Master Inflation Protected Securities Fund, LLC	34,391,376	968,989	b	580,006	b
Oppenheimer Master Loan Fund, LLC	—	633,770	c	919,375	c
Oppenheimer Real Estate Fund, Cl. Y	30,005,607	326,871		(242,574)
Oppenheimer Rising Dividends Fund, Cl. Y	30,515,849	166,916		82,516
Oppenheimer U.S. Government Trust, Cl. Y	—	14		85
Oppenheimer Value Fund, Cl. Y	466,959,602	7,819,671		(13,941,147)

	$2,207,163,424	$49,472,168		$(17,944,209)

a.	Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

b.	Represents the amount allocated to the Fund from Oppenheimer Master Inflation Protected Securities Fund, LLC.

c.	Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

2.	Rate shown is the 7-day yield as of January 31, 2012.

3.
All or a portion of the security position is held in collateral accounts to cover the Fund’s obligations under certain derivative contracts. The aggregate market value of such securities of Active Allocation Fund is $2,564,466.

4.
All or a portion of the security position is held in collateralized accounts to cover initial margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities of Active Allocation Fund is $3,014,373.

Active Allocation Fund
Foreign Currency Exchange Contracts as of January 31, 2012 are as follows:

		Contract Amount		Expiration		Unrealized	Unrealized
Counterparty/Contract Description	Buy/Sell	(000’s)		Date	Value	Appreciation	Depreciation

Barclay’s Capital
Euro (EUR)	Sell	17	EUR	2/2/12	$22,757	$—	$20
Citigroup:
Australian Dollar (AUD)	Sell	940	AUD	2/17/12	996,114	—	30,146
British Pound Sterling (GBP)	Buy	1,915	GBP	2/7/12	3,017,494	30,333	—
Euro (EUR)	Buy	26,330	EUR	2/7/12-4/23/12	34,446,602	81,734	357,280

						112,067	387,426

Deutsche Bank Capital Corp.:
British Pound Sterling (GBP)	Sell	2,455	GBP	2/17/12	3,868,095	—	104,406
Canadian Dollar (CAD)	Sell	3,905	CAD	2/17/12	3,893,011	—	68,502

						—	172,908

Nomura Securities
Euro (EUR)	Sell	31,915	EUR	2/15/12-2/17/12	41,747,410	—	515,399
RBS Greenwich Capital:
Japanese Yen (JPY)	Sell	450,000	JPY	2/17/12	5,904,994	—	38,806
Swiss Franc (CHF)	Sell	885	CHF	2/17/12	961,653	—	24,478

						—	63,284

State Street:
Czech Koruna (CZK)	Sell	109,500	CZK	2/7/12	5,656,132	143,042	—
Hungarian Forint (HUF)	Sell	986,000	HUF	2/7/12	4,379,116	—	53,037
Japanese Yen (JPY)	Buy	1,353,000	JPY	2/7/12	17,752,524	327,578	—
Mexican Nuevo Peso (MXN)	Sell	97,700	MXN	2/7/12	7,491,373	—	351,126
New Turkish Lira (TRY)	Sell	12,370	TRY	2/7/12	6,950,356	—	291,226
Polish Zloty (PLZ)	Sell	26,070	PLZ	2/7/12	8,073,370	—	326,661
South African Rand (ZAR)	Sell	27,780	ZAR	2/7/12	3,548,311	—	160,630

						470,620	1,182,680

Total unrealized appreciation and depreciation						$582,687	$2,321,717

Active Allocation Fund
Futures Contracts as of January 31, 2012 are as follows:

					Unrealized
		Number of	Expiration		Appreciation
Contract Description	Buy/Sell	Contracts	Date	Value	(Depreciation)

Euro-Bundesobligation	Buy	84	3/8/12	$15,351,838	$554,700
Japan Mini Bonds, 10 yr.	Buy	95	3/8/12	17,771,057	103,443
Standard & Poor’s 500 E-Mini Index	Buy	588	3/16/12	38,461,080	1,087,306
Standard & Poor’s 500 E-Mini Index	Sell	431	3/16/12	28,191,710	(1,703,187)
Standard & Poor’s 500 Index	Sell	60	3/15/12	19,623,000	(828,790)
United Kingdom Long Gilt	Buy	16	3/28/12	2,956,193	93,589
U.S. Long Bonds	Sell	260	3/21/12	37,813,750	(225,291)

					$(918,230)

Active Allocation Fund
Credit Default Swap Contracts as of January 31, 2012 are as follows:

			Pay/		Upfront
	Buy/Sell	Notional	Receive		Payment
Reference Entity/	Credit	Amount	Fixed	Termination	Received/		Unrealized
Swap Counterparty	Protection	(000’s)	Rate	Date	(Paid)	Value	Appreciation

CDX North America High Yield Index, Series 17
JPMorgan Chase Bank NA	Sell	$20,000	5%	12/20/16	$711,861	$(411,328)	$300,533

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

	Total Maximum
	Potential Payments for
Type of Reference Asset on which the	Selling Credit Protection		Reference Asset Rating
Fund Sold Protection	(Undiscounted)	Amount Recoverable*	Range**

Non-Investment Grade Corporate Debt Indexes	$20,000,000	$—	B+

*
The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

**
The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Active Allocation Fund
Interest Rate Swap Contracts as of January 31, 2012 are as follows:

	Notional
Interest Rate/	Amount		Paid by	Received by	Termination
Swap Counterparty	(000’s)		the Fund	the Fund	Date	Value

Six-Month AUD BBR BBSW
Westpac Banking Corp.	34,625	AUD	4.990%	Six-Month AUD BBR BBSW	11/3/21	$(1,153,095)
Three-Month NZD BBR FRA
Westpac Banking Corp.	22,500	NZD	Three-Month NZD BBR FRA	4.055%	2/2/22	(58,871)
Three-Month SEK STIBOR SIDE
Goldman Sachs Group, Inc. (The)	236,140	SEK	2.440	Three-Month SEK STIBOR SIDE	11/3/21	(389,956)
Three-Month USD BBA LIBOR
Barclays Bank plc	36,670		Three-Month USD BBA LIBOR	2.358	11/2/21	1,783,806

				Total Interest Rate Swaps		$181,884

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

AUD	Australian Dollar
NZD	New Zealand Dollar
SEK	Swedish Krona

Abbreviations/Definitions are as follows:

BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate
BBR BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
BBR FRA	Bank Bill Rate Forward Rate Agreement
STIBOR SIDE	Stockholm Interbank Offered Rate

Active Allocation Fund
Total Return Swap Contracts as of January 31, 2012 are as follows:

Notional
Reference Entity/	Amount	Paid by	Received by	Termination
Swap Counterparty	(000’s)	the Fund	the Fund	Date	Value

Consumer Staples Select Sector Index
One-Month USD BBA LIBOR plus 15 basis
points and if
negative, the
absolute value of
		the Total Return of	If positive, the
		the Consumer	Total Return of the
		Staples Select	Consumer Staples
Morgan Stanley	$10,077	Sector Index	Select Sector Index	3/9/12	$(186,138)
GS Custom REITS Index
One-Month USD BBA LIBOR plus 10 basis
points and if
negative, the
		absolute value of	If positive, the
		the Total Return of	Total Return of the
		the GS Custom REITS	GS Custom REITS
Goldman Sachs Group, Inc. (The)	19,229	Index	Index	1/28/13	512,978

Notional
Reference Entity/	Amount	Paid by	Received by	Termination
Swap Counterparty	(000’s)	the Fund	the Fund	Date	Value

Health Care Select Sector Index
One-Month USD BBA LIBOR plus 8 basis
points and if
negative, the
		absolute value of	If positive, the
		the Total Return of	Total Return of the
		the Health Care	Health Care Select
UBS AG	11,306	Select Sector Index	Sector Index	1/3/13	184,791
Industrial Select Sector Index
One-Month USD BBA LIBOR plus 15 basis
points and if
negative, the
		absolute value of	If positive, the
		the Total Return of	Total Return of the
		the Industrial	Industrial Select
UBS AG	9,450	Select Sector Index	Sector Index	9/7/12	554,988
MSCI Daily TR Net Australia USD Index
One-Month USD BBA LIBOR plus 35 basis
points and if
negative, the
		absolute value of	If positive, the
		the Total Return of	Total Return of the
		the MSCI Daily Net	MSCI Daily Net
Morgan Stanley	7,066	Australia USD Index	Australia USD Index	1/9/13	335,469
MSCI Daily TR Gross EAFE USD Index:
One-Month USD BBA LIBOR plus 35 basis
points and if
negative, the
absolute value of
		If positive, the	the Total Return of
		Total Return of the	the MSCI Daily
		MSCI Daily Gross	Gross EAFE USD
Citibank NA	5,975	EAFE USD Index	Index	12/6/12	(169,037)
One-Month USD BBA
LIBOR plus 10 basis
points and if
negative, the
absolute value of
		If positive, the	the Total Return of
		Total Return of the	the MSCI Daily
		MSCI Daily Gross	Gross EAFE USD
Goldman Sachs Group, Inc. (The)	28,758	EAFE USD Index	Index	7/10/12	(1,056,850)

			Reference Entity Total		(1,225,887)
MSCI Daily TR Net Emerging Markets Eastern Europe USD Index
One-Month USD BBA LIBOR plus 40 basis
points and if
negative, the
		absolute value of	If positive, the
		the Total Return of	Total Return of the
		the MSCI Daily Net	MSCI Daily Net
		Emerging Markets	Emerging Markets
		Eastern Europe USD	Eastern Europe USD
Goldman Sachs Group, Inc. (The)	18,502	Index	Index	10/22/12	1,390,049
MSCI Daily TR Net Emerging Markets USD Index
One-Month USD BBA LIBOR plus 20 basis
points and if
negative, the
		If positive, the	absolute value of
		Total Return of the	the Total Return of
		MSCI Daily Net	the MSCI Daily Net
		Emerging Markets	Emerging Markets
Goldman Sachs Group, Inc. (The)	19,325	USD Index	USD Index	12/13/12	(1,737,465)
MSCI Daily TR Net France USD Index
One-Month USD BBA LIBOR minus 65
basis points and if
negative, the
		absolute value of	If positive,
		the Total Return of	the Total Return of
		the MSCI Daily Net	the MSCI Daily Net
Goldman Sachs Group, Inc. (The)	6,508	France USD Index	France USD Index	7/6/12	162,809

Notional
Reference Entity/	Amount	Paid by	Received by	Termination
Swap Counterparty	(000’s)	the Fund	the Fund	Date	Value

MSCI Daily TR Net Hong Kong USD Index
One-Month USD BBA LIBOR plus 30 basis
points and if
negative, the
		absolute value of	If positive, the
		the Total Return of	Total Return of the
		the MSCI Daily Net	MSCI Daily Net Hong
UBS AG	6,350	Hong Kong USD Index	Kong USD Index	10/9/12	586,414
MSCI Daily TR Net Spain USD Index
One-Month USD BBA LIBOR minus 2 basis
points and if
negative, the
		absolute value of	If positive, the
		the Total Return of	Total Return of the
		the MSCI Daily Net	MSCI Daily Net
Morgan Stanley	7,121	Spain USD Index	Spain USD Index	9/12/12	(131,683)
MSCI Daily TR Net UK USD Index
One-Month USD BBA LIBOR plus 25 basis
points and if
negative, the
		absolute value of	If positive, the
		the Total Return of	Total Return of the
		the MSCI Daily Net	MSCI Daily Net UK
UBS AG	6,976	UK USD Index	USD Index	1/8/13	43,585
S&P 400 Midcap Index
One-Month USD BBA LIBOR minus 6 basis
points and if
negative, the
		absolute value of	If positive, the
		the Total Return of	Total Return of the
		the S&P 400 Midcap	S&P 400 Midcap
BNP Paribas	17,055	Index	Index	12/6/12	933,857

			Total of Total Return Swaps		$1,423,767

Abbreviations are as follows:

BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate
EAFE	Europe, Australasia, Far East
MSCI	Morgan Stanley Capital International
REITS	Real Estate Investment Trusts
S&P	Standard & Poor’s
TR	Total Return
UK	United Kingdom
The following table aggregates, as of period end, the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.
Active Allocation Fund
Swap Summary as of January 31, 2012 is as follows:

		Notional
	Swap Type from	Amount
Swap Counterparty	Fund Perspective	(000’s)			Value

Barclays Bank plc	Interest Rate	$36,670			$1,783,806
BNP Paribas	Total Return	17,055			933,857
Citibank NA	Total Return	5,975			(169,037)

Goldman Sachs Group, Inc. (The):
	Interest Rate	236,140	SEK		(389,956)
	Total Return	92,322			(728,479)

					(1,118,435)
JPMorgan Chase Bank NA	Credit Default Sell Protection	20,000			(411,328)
Morgan Stanley	Total Return	24,264			17,648
UBS AG	Total Return	34,082			1,369,778
Westpac Banking Corp.:
	Interest Rate	34,625	AUD		(1,153,095)
	Interest Rate	22,500	NZD		(58,871)

					(1,211,966)

				Total Swaps	$1,194,323

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

AUD	Australian Dollar
NZD	New Zealand Dollar
SEK	Swedish Krona

Pro Forma Combining Statements of Assets and Liabilities January 31, 2012 (Unaudited)
Active Allocation Fund (A Series of Oppenheimer Portfolio Series) and Oppenheimer Transition 2030 Fund, Oppenheimer Transition 2040 Fund, and Oppenheimer Transition 2050 Fund

						Pro Forma
						Combined
	Active	Oppenheimer	Oppenheimer	Oppenheimer	ProForma	Active
	Allocation Fund	Transition 2030 Fund	Transition 2040 Fund	Transition 2050 Fund	Adjustments	Allocation Fund

ASSETS:
Investments, at value — see accompanying statements of investments:
Unaffiliated companies (Cost $12,505,792, $0, $0, $0, and $12,505,792, respectively)	$12,505,061	$—	$	$	$—	$12,505,061
Affiliated companies (Cost $1,738,530,702, $129,196,658, $72,539,457, $34,359,524, and $1,974,626,341, respectively)	1,942,376,513	146,529,930	80,049,018	38,207,963	—	2,207,163,424
Cash	—	127,743	348,990	184,356	—	661,089
Unrealized appreciation on foreign currency exchange contracts	582,687	—	—	—	—	582,687
Appreciated swaps, at value (upfront payments $0, $0, $0, $0 and $0, respectively)	6,488,746	—	—	—		6,488,746
Receivables and other assets:
Investments sold	2,188,496	—	—	—	—	2,188,496
Interest and dividends	1,641,026	74,910	21,119	7,410	—	1,744,465
Shares of beneficial interest sold	1,322,683	—	—	70,828	—	1,393,511
Closed foreign currency contracts	273,948	—	—	—		273,948
Futures margins	37,382	—	—	—	—	37,382
Other	106,653	5,291	3,539	2,818	—	118,301

Total assets	1,967,523,195	146,737,874	80,422,666	38,473,375	—	2,233,157,110

LIABILITIES:
Bank overdraft	1,251,400	—	—	—	—	1,251,400
Unrealized depreciation on foreign currency exchange contracts	2,321,717	—	—	—	—	2,321,717
Appreciated swaps, at value (upfront payments received $711,861, $0, $0, $0, and $711,861, respectively)	411,328	—	—	—	—	411,328
Depreciated swaps, at value (upfront payments $0, $0, $0, $0 and $0, respectively)	4,883,095	—	—	—	—	4,883,095
Payables and other liabilities:
Shares of beneficial interest redeemed	4,843,656	1,206,691	280,958	102,817	—	6,434,122
Investments purchased	1,635,789	194,970	365,765	188,744	—	2,385,268
Distributions and service plan fees	404,035	29,918	15,421	7,364	—	456,738
Transfer and shareholder servicing agent fees	292,171	25,306	18,729	9,802	—	346,008
Shareholder communications	256,590	11,834	4,730	5,175	—	278,329
Futures margins	240,555	—	—		—	240,555
Trustees’ compensation	194,022	2,428	489	206	—	197,145
Closed foreign currency contracts	6,473	—	—	—		6,473
Merger fees	—	—	—	—	181,200 (1)	181,200
Legal, auditing and other professional fees	—	20,569	21,163	21,070	—	62,802
Other	39,013	827	377	433	—	40,650

Total liabilities	16,779,844	1,492,543	707,632	335,611	181,200	19,496,830

NET ASSETS	$1,950,743,351	$145,245,331	$79,715,034	$38,137,764	$(181,200)	$2,213,660,280

COMPOSITION OF NET ASSETS:
Par value of shares of beneficial interest	$212,328	$16,856	8,701	4,103	$(1,044)	$240,944
Additional paid-in capital	2,556,781,587	138,303,032	74,065,101	35,393,291	1,044	2,804,544,055
Accumulated net investment income	25,544,421	444,154	(42,387)	3,749	(181,200)	25,768,737
Accumulated net realized loss from investments and foreign currency transactions	(834,888,990)	(10,851,983)	(1,825,942)	(1,111,818)	—	(848,678,733)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	203,094,005	17,333,272	7,509,561	3,848,439	—	231,785,277

NET ASSETS	$1,950,743,351	$145,245,331	$79,715,034	$38,137,764	$(181,200)	$2,213,660,280

Pro Forma Combining Statements of Assets and Liabilities January 31, 2012 (Unaudited)

Active Allocation Fund (A Series of Oppenheimer Portfolio Series) and Oppenheimer Transition 2030 Fund, Oppenheimer Transition 2040 Fund, and Oppenheimer Transition 2050 Fund

						Pro Forma
						Combined
	Active	Oppenheimer	Oppenheimer	Oppenheimer	ProForma	Active
	Allocation Fund	Transition 2030 Fund	Transition 2040 Fund	Transition 2050 Fund	Adjustments	Allocation Fund

Net Asset Value Per Share

Outstanding Shares
Class A Shares	118,646,913	8,218,399	3,686,924	1,548,430	(526,320)	131,574,346	(2)
Class B Shares	31,457,110	1,301,201	414,240	213,923	(81,573)	33,304,901	(2)
Class C Shares	47,644,840	3,567,698	1,864,507	952,229	(211,918)	53,817,356	(2)
Class N Shares	13,322,937	3,587,220	2,261,608	1,176,823	(208,363)	20,140,225	(2)
Class Y Shares	1,256,346	181,171	474,087	211,171	(15,363)	2,107,412	(2)

Net Assets
Class A Shares	$1,097,812,531	$71,223,068	$33,904,533	$14,451,155	$(98,048)	$1,217,293,239
Class B Shares	$286,035,509	$11,068,293	$3,760,197	$1,967,934	$(25,769)	$302,806,164
Class C Shares	$432,564,217	$30,358,435	$16,912,380	$8,775,628	$(40,034)	$488,570,626
Class N Shares	$122,588,908	$31,011,938	$20,741,577	$10,965,531	$(15,830)	$185,292,124
Class Y Shares	$11,742,186	$1,583,597	$4,396,347	$1,977,516	$(1,519)	$19,698,127

Net Asset Value Per Share
Class A Shares	$9.25	$8.67	$9.20	$9.33	—	$9.25
Class A Shares — Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$9.81	$9.20	$9.76	$9.90	—	$9.81
Class B Shares	$9.09	$8.51	$9.08	$9.20	—	$9.09
Class C Shares	$9.08	$8.51	$9.07	$9.22	—	$9.08
Class N Shares	$9.20	$8.65	$9.17	$9.32	—	$9.20
Class Y Shares	$9.35	$8.74	$9.27	$9.36	—	$9.35

(1)
Expenses in connection with the reorganization, including legal and accounting fees, the cost of a tax opinion (that the merger will not be taxable to shareholders) and shareholder communication costs.

(2)	Oppenheimer Transition 2030, 2040, and 2050 Funds Class A shares will be exchanged for Active Allocation Fund Class A shares.

Oppenheimer Transition 2030, 2040, and 2050 Funds Class B shares will be exchanged for Active Allocation Fund Class B shares.

Oppenheimer Transition 2030, 2040, and 2050 Funds Class C shares will be exchanged for Active Allocation Fund Class C shares.

Oppenheimer Transition 2030, 2040, and 2050 Funds Class N shares will be exchanged for Active Allocation Fund Class N shares.

Oppenheimer Transition 2030, 2040, and 2050 Funds Class Y shares will be exchanged for Active Allocation Fund Class Y shares.

Pro Forma Combining Statements of Operations For The Period Ended January 31, 2012 (Unaudited)
Active Allocation Fund (A Series of Oppenheimer Portfolio Series) and Oppenheimer Transition 2030 Fund, Oppenheimer Transition 2040 Fund, and Oppenheimer Transition 2050 Fund

						Pro Forma
						Combined
	Active	Oppenheimer	Oppenheimer	Oppenheimer	ProForma	Active
	Allocation Fund	Transition 2030 Fund	Transition 2040 Fund	Transition 2050 Fund	Adjustments	Allocation Fund

ALLOCATION OF INCOME AND EXPENSES FROM MASTER FUND(1)
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC:
Interest	$1,141,537	$—	$—	$—	$—	$1,141,537
Dividends	1,142	—	—	—	—	1,142

							Pro Forma
							Combined
	Active	Oppenheimer	Oppenheimer	Oppenheimer	ProForma		Active
	Allocation Fund	Transition 2030 Fund	Transition 2040 Fund	Transition 2050 Fund	Adjustments		Allocation Fund

Expenses2	(56,974)	—	—	—	—		(56,974)

Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC	1,085,705	—	—	—	—		1,085,705

Net investment income allocated from Oppenheimer Master Inflation Protected Securities Fund, LLC:
Interest	968,989	—	—	—	—		968,989
Expenses	(132,863)	—	—	—	—		(132,863)

Net investment income allocated from Oppenheimer Master Inflation Protected Securities Fund, LLC	836,126	—	—	—	—		836,126

Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest	630,102	—	—	—	—		630,102
Dividends	3,668	—	—	—	—		3,668
Expenses3	(24,250)	—	—	—	—		(24,250)

Net investment income allocated from Oppenheimer Master Loan Fund, LLC	609,520	—	—	—	—		609,520

Total allocation of net investment income from master funds	2,531,351	—	—	—	—		2,531,351
INVESTMENT INCOME:
Dividends from affiliated companies	42,290,427	2,643,551	1,229,699	563,053	—		46,726,730
Interest	14,746	136	101	181	—		15,164
Other income	46,099	4,120	1,810	1,305	—		53,334

Total investment income	42,351,272	2,647,807	1,231,610	564,539	—		46,795,228

EXPENSES:
Distribution and service plan fees:
Class A	2,849,862	160,256	71,398	29,087	—		3,110,603
Class B	3,153,004	104,810	34,707	16,863	—		3,309,384
Class C	4,630,192	287,465	143,598	76,198	—		5,137,453
Class N	684,064	170,653	106,524	55,290	—		1,016,531
Transfer and shareholder servicing agent fees:
Class A	1,945,790	146,108	93,700	74,600	—		2,260,198
Class B	823,096	28,392	13,743	9,490	—		874,721
Class C	791,407	66,967	52,636	52,567	—		963,577
Class N	168,376	60,841	60,465	66,736	—		356,418
Class Y	9,963	190	863	443	—		11,459
Shareholder communications:
Class A	180,946	24,551	18,824	13,816	—		238,137
Class B	79,064	7,156	4,222	3,431	—		93,873
Class C	69,091	8,869	7,581	8,529	—		94,070
Class N	7,833	3,101	2,919	3,355	—		17,208
Class Y	249	31	101	74	—		455
Asset allocation fees	2,075,533	—	—	—			2,075,533
Trustees’ compensation	44,232	2,431	963	456	—		48,082
Custodian fees and expenses	33,410	1,198	759	242	—		35,609
Administration service fees	1,500	1,500	1,500	1,500	—		6,000
Legal, auditing and other professional fees	—	—	21,260	20,867	—		42,127
Merger fees	—	—		—	181,200	(4)	181,200
Other	81,694	36,833	13,051	10,472	—		142,050

Total Expenses	17,629,306	1,111,352	648,814	444,016	181,200		20,014,688
Less waivers and reimbursements of expenses	—	—	(5,721)	(105,570)	—		(111,292)

Net Expenses	17,629,306	1,111,352	643,093	338,446	181,200		19,903,397
Pro Forma Combining Statements of Operations For The Period Ended January 31, 2012 (Unaudited)

						Pro Forma
						Combined
	Active	Oppenheimer	Oppenheimer	Oppenheimer	ProForma	Active
	Allocation Fund	Transition 2030 Fund	Transition 2040 Fund	Transition 2050 Fund	Adjustments	Allocation Fund

NET INVESTMENT INCOME	$27,253,317	$1,536,455	$588,517	$226,093	$(181,200)	$29,423,182

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments from:						—
Unaffiliated companies	(40,009)	—	—	—	—	(40,009)
Affiliated companies	(17,489,743)	(1,355,101)	(711,021)	(447,903)	—	(20,003,768)
Distributions received from affiliated companies	1,590,914	—	—	—	—	1,590,914
Closing and expiration of futures contracts	(10,068,022)	—	—	—	—	(10,068,022)
Foreign currency transactions	(2,258,475)	—	—	—	—	(2,258,475)
Swap contracts	(4,689,427)	—	—	—	—	(4,689,427)
Increase from payment by affiliate	158,129	—	—	—	—	158,129

Net realized gain allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	560,178	—	—	—	—	560,178
Oppenheimer Master Inflation Protected Securities Fund, LLC	580,006	—	—	—	—	580,006
Oppenheimer Master Loan Fund, LLC	919,375	—	—	—	—	919,375

Total net realized loss	(30,737,074)	(1,355,101)	(711,021)	(447,903)	—	(33,251,099)

Net change in unrealized appreciation/depreciation on:
Investments	(46,081,107)	(4,932,247)	(2,833,363)	(1,266,325)	—	(55,113,042)
Translation of assets and liabilities denominated in foreign currencies	(1,728,880)	—	—	—	—	(1,728,880)
Futures contracts	(956,081)	—	—	—	—	(956,081)
Swap contracts	842,912	—	—	—	—	842,912

Net change in unrealized appreciation/depreciation allocated from:						—
Oppenheimer Master Event-Linked Bond Fund, LLC	(605,567)	—	—	—	—	(605,567)
Oppenheimer Master Inflation Protected Securities Fund, LLC	2,512,244	—	—	—	—	2,512,244
Oppenheimer Master Loan Fund, LLC	(1,143,577)	—	—	—	—	(1,143,577)

Total net change in unrealized appreciation/depreciation	(47,160,056)	(4,932,247)	(2,833,363)	(1,266,325)	—	(56,191,991)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(50,643,813)	$(4,750,893)	$(2,955,867)	$(1,488,135)	$(181,200)	$(60,019,908)

Reorganization between Oppenheimer Transition 2030 Fund, Oppenheimer Transition 2040 Fund, Oppenheimer Transition 2050 Fund and Active Allocation Fund (A Series of Oppenheimer Portfolio Series) Notes to Pro Forma Financial Statements January 31, 2012 (Unaudited)

1. Significant Accounting Policies

Oppenheimer Transition 2030 Fund (“Transition 2030 Fund”), Oppenheimer Transition 2040 Fund (“Transition 2040 Fund”), Oppenheimer Transition 2050 Fund (“Transition 2050 Fund”) and Active Allocation Fund, a series of Oppenheimer Portfolio Series (each individually a “Fund” and collectively the “Funds”), are registered under the Investment Company Act of 1940, as amended, as open-end management investment companies. The Funds’ investment adviser is OppenheimerFunds, Inc. (the “Manager”).

In May 2012, the Boards of the Funds approved a plan of reorganization, which, subject to the approval of the shareholders of Transition 2030 Fund, Transition 2040 Fund and Transition 2050 Fund, will transfer substantially all of the assets of Transition 2030 Fund, Transition 2040 Fund and Transition 2050 Fund to Active Allocation Fund, in exchange for an equal value of shares of Active Allocation Fund and the assumption of certain liabilities, if any, described in the Reorganization Agreement. The shares of Active Allocation Fund will then be distributed to Transition 2030 Fund’s, Transition 2040 Fund’s, and Transition 2050 Fund’s shareholders, and Transition 2030 Fund, Transition 2040 Fund, and Transition 2050 Fund will subsequently be liquidated. The purpose of the acquisition is to combine funds with similar investment objectives, strategies and risks to allow shareholders to benefit from economies of scale associated with a larger fund as a result of the combined assets which would result in effective total operating expenses. If the reorganization is approved by the shareholders of Transition 2030 Fund, Transition 2040 Fund, and Transition 2050 Fund, those shareholders will no longer be shareholders of Transition 2030 Fund, Transition 2040 Fund, and Transition 2050 Fund; instead, those shareholders will become shareholders of Active Allocation Fund. Active Allocation Fund will be deemed to be the “surviving” fund for accounting, performance, and other purposes.

The reorganization is intended to qualify as a tax-free reorganization for U.S. federal income tax purposes. The unaudited pro forma combined financial statements are presented for informational purposes and may not be representative of what the actual combined financial statements would have been had the reorganization occurred at February 1, 2011. The unaudited pro forma Statements of Investments and Statements of Assets and Liabilities reflect the financial position of Transition 2030 Fund, Transition 2040 Fund, and Transition 2050 Fund and Active Allocation Fund at January 31, 2012 as if the reorganization had occurred on that date under the assumption, which is currently believed to be accurate, that the Active Allocation Fund investment portfolio will not be realigned in connection with the reorganization. The unaudited pro forma Statements of Operations reflect the results of operations of Transition 2030 Fund, Transition 2040 Fund, and Transition 2050 Fund and Active Allocation Fund for the twelve month period ended January 31, 2012 as if the reorganization had occurred on February 1, 2011. These statements were derived from the books and records of Transition 2030 Fund, Transition 2040 Fund, and Transition 2050 Fund and Active Allocation Fund under generally accepted accounting principles in the United States. The historical cost of investments from Transition 2030 Fund, Transition 2040 Fund, and Transition 2050 Fund will be carried forward to Active Allocation Fund. The accompanying pro forma financial statements should be read in conjunction with the financial statements of the Funds included in their annual reports dated February 29, 2012 (all three Transition Funds) and January 31, 2012, respectively.

The following is a summary of significant accounting policies consistently followed by the Funds.

Risks of Investing in the Underlying Funds. Each of the Underlying Funds in which the Funds invest have their own investment risks, and those risks can affect the value of the Funds’ investments and therefore the value of the Funds’ shares. To the extent that the Funds invest more of their assets in one Underlying Fund than in another, the Funds will have greater exposure to the risks of that Underlying Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Funds are permitted to invest daily available cash balances in an affiliated money market fund. The Funds may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Funds’ investment in IMMF is included in the Statements of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Funds are subject to their proportional share of IMMF’s Class E expenses, including its management fee.

Investment in Oppenheimer Master Funds. The Funds are permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Funds invest are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC, Oppenheimer Master Event-Linked Bond Fund, LLC and Oppenheimer Master Inflation Protected Securities Fund, LLC (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Funds’ investments and therefore the value of the Funds’ shares. To the extent that the Funds invest more of their assets in one Master Fund than in another, the Funds will have greater exposure to the risks of that Master Fund. As a shareholder, the Funds are subject to their proportional share of IMMF’s Class E expenses, including its management fee.

The investment objective of Oppenheimer Master Loan Fund, LLC is to seek as high a level of current income and preservation of capital as is consistent with investing primarily in loans and other debt securities. The investment objective of Oppenheimer Master Event-Linked Bond Fund, LLC is to seek a high level of current income principally derived from interest on debt securities. The investment objective of Oppenheimer Master Inflation Protected Securities Fund, LLC is to seek total return. The Funds’ investments in the Master Funds are included in the Statement of Investments. The Funds recognize income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Funds are subject to their proportional share of the Master Funds’ expenses, including their management fee.

Foreign Currency Translation. The Funds’ accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Funds’ Statement of Operations.

Federal Taxes. The Funds intend to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Funds file income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Funds’ tax return filings generally remains open for the three preceding fiscal reporting period ends.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Funds.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation. The Funds calculate the net asset value of their shares based upon the net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading by dividing the value of the Underlying Fund’s net assets attributable to that class by the number of outstanding shares of that class on that day.

The Funds’ Boards have adopted procedures for the valuation of the Funds’ securities and have delegated the day-to-day responsibility for valuation determinations under those procedures to the Managers. The Managers have established Valuation Committees which are responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committees’ fair valuation determinations are subject to review, approval and ratification by the Funds’ Boards at their next regularly scheduled meetings covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

To determine their net asset values, the Underlying Funds’ assets are valued primarily on the basis of current market quotations as generally supplied by third party portfolio pricing services or by dealers. Such market quotations are typically based on unadjusted quoted prices in active markets for identical securities or other observable market inputs.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Managers, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committees and the Funds’ Boards or (ii) as determined in good faith by the Managers’ Valuation Committees. The Valuation Committees consider all relevant facts that are reasonably available, through either public information or information available to the Managers, when determining the fair value of a security. Fair value determinations by the Managers are subject to review, approval and ratification by the Funds’ Boards at their next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those Underlying Funds.

To assess the continuing appropriateness of security valuations, the Managers, or their third party service providers who are subject to oversight by the Managers, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing services or broker sources. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committees review and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Each investment asset or liability of the Funds are assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

Level 3-significant unobservable inputs (including the Managers’ own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Funds classify each of their investments in those Underlying Funds which are publicly offered and reported on an exchange as Level 1, and those Underlying Funds which are not publicly offered as Level 2, without consideration as to the classification level of the specific investments held by the Underlying Funds.

		Level 2—
		Other	Level 3—
	Level 1—	Significant	Significant
Oppenheimer Active Allocation	Unadjusted	Observable	Unobservable
Fund	Quoted Prices	Inputs	Inputs	Value

Assets Table
Investments, at Value:
Investment Companies	$1,882,842,251	$59,534,262	$—	$1,942,376,513
U.S. Government Obligations	—	12,505,061	—	12,505,061

Total Investments, at Value	1,882,842,251	72,039,323	—	1,954,881,574

		Level 2—
		Other	Level 3—
	Level 1—	Significant	Significant
Oppenheimer Active Allocation	Unadjusted	Observable	Unobservable
Fund	Quoted Prices	Inputs	Inputs	Value

Other Financial Instruments:
Appreciated swaps, at value	—	6,488,746	—	6,488,746
Futures margins	37,382	—	—	37,382
Foreign currency exchange contracts	—	582,687	—	582,687

Total Assets	$1,882,879,633	$79,110,756	$—	$1,961,990,389

Liabilities Table
Other Financial Instruments:
Appreciated swaps, at value	$—	$(411,328)	$—	$(411,328)
Depreciated swaps, at value	—	(4,883,095)	—	(4,883,095)
Futures margins	(240,555)	—	—	(240,555)
Foreign currency exchange contracts	—	(2,321,717)	—	(2,321,717)

Total Liabilities	$(240,555)	$(7,616,140)	$—	$(7,856,695)

		Level 2—
		Other	Level 3—
	Level 1—	Significant	Significant
Oppenheimer	Unadjusted	Observable	Unobservable
Transition 2030 Fund	Quoted Prices	Inputs	Inputs	Value

Assets Table
Investments, at Value:
Investment Companies	$146,529,930	$—	$—	$146,529,930

Total Assets	$146,529,930	$—	$—	$146,529,930

		Level 2—
		Other	Level 3—
	Level 1—	Significant	Significant
Oppenheimer	Unadjusted	Observable	Unobservable
Transition 2040 Fund	Quoted Prices	Inputs	Inputs	Value

Assets Table
Investments, at Value:
Investment Companies	$80,049,018	$—	$—	$80,049,018

Total Assets	$80,049,018	$—	$—	$80,049,018

		Level 2—
		Other	Level 3—
	Level 1—	Significant	Significant
Oppenheimer	Unadjusted	Observable	Unobservable
Transition 2050 Fund	Quoted Prices	Inputs	Inputs	Value

Assets Table
Investments, at Value:
Investment Companies	$38,207,963	$—	$—	$38,207,963

Total Assets	$38,207,963	$—	$—	$38,207,963

		Level 2—
		Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
Pro Forma Combined	Quoted Prices	Inputs	Inputs	Value

Assets Table
Investments, at Value:
Investment Companies	$2,147,629,162	$59,534,262	$—	$2,207,163,424
U.S. Government Obligations	—	12,505,061	—	12,505,061

Total Investments, at Value	2,147,629,162	72,039,323	—	2,219,668,485
Other Financial Instruments:
Appreciated swaps, at value	—	6,488,746	—	6,488,746
Futures margins	37,382	—	—	37,382
Foreign currency exchange contracts	—	582,687	—	582,687

Total Assets	$2,147,666,544	$79,110,756	$—	$2,226,777,300

Liabilities Table
Other Financial Instruments:
Appreciated swaps, at value	$—	$(411,328)	$—	$(411,328)
Depreciated swaps, at value	—	(4,883,095)	—	(4,883,095)
Futures margins	(240,555)	—	—	(240,555)
Foreign currency exchange contracts	—	(2,321,717)	—	(2,321,717)

Total Liabilities	$(240,555)	$(7,616,140)	$—	$(7,856,695)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Funds at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

There have been no significant changes to the fair valuation methodologies of the Funds during the period.

3. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Manager does not charge a management fee, but rather collects indirect management fees from the Fund’s investments in the Underlying Funds. The weighted indirect management fees collected from the Funds’ investment in the Underlying Funds, as a percent of average daily net assets of the Transition 2030 Fund, Transition 2040 Fund, Transition 2050 Fund, and Active Allocation Fund for the year ended January 31, 2012 was 0.58%, 0.59%, 0.60%, and 0.57%, respectively. This amount is gross of any waivers or reimbursements of management fees implemented at the Underlying Fund level.

Each Fund will incur expenses in connection with the reorganization, including legal and accounting fees, the cost of a tax opinion (that the merger will not be taxable to shareholders) and shareholder communication costs. The Manager has estimated total merger-related costs to be approximately $60,400 for Transition 2030 Fund, Transition 2040 Fund, and Transition 2050 Fund, for a combined total of approximately $181,200. The Manager does not anticipate that any Fund will experience a dilution as a result of the proposed reorganization.

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive fees and/or reimburse Active Allocation Fund for certain expenses so that “Total expenses”, (the combined direct (Fund level) and indirect (Underlying Fund level) expenses), as a percentage of daily net assets, will not exceed the annual rate of 1.45%, 2.20%, 2.20%, 1.70% and 1.20%, for Class A, Class B, Class C, Class N and Class Y, respectively. The expense limitations do not include extraordinary expenses and other expenses not incurred in the ordinary course of the Fund’s business. This limitation will be applied after giving effect to any reimbursements by the Distributor of 12b-1 fees paid by the Fund with respect to investments in Class A shares of any Underlying Funds that do not offer Class Y shares. Notwithstanding the foregoing limits, the Manager is not required to waive or reimburse Fund expenses in excess of the amount of indirect management fees earned from investments in the Underlying Funds.

     The Manager has voluntarily agreed to waive fees and/or reimburse Transition 2030 Fund, Transition 2040 Fund, and Transition 2050 Fund for certain expenses so that the “Total expenses”, (the combined direct (Fund level) and indirect (Underlying Fund level) expenses), as a percentage of daily net assets, will not exceed the annual rate of 1.50%, 2.25%, 2.25%, 1.75% and 1.25%, for Class A, Class B, Class C, Class N and Class Y, respectively. This expense limitation does not include extraordinary expenses and other expenses not incurred in the ordinary course of the Fund’s business. This limitation will be applied after giving effect to any reimbursements by the Distributor of 12b-1 fees paid by the Fund with respect to investments in Class A shares of any Underlying Funds that do not offer Class Y shares. Notwithstanding the foregoing limits, the Manager is not required to waive or reimburse Fund expenses in excess of the amount of indirect management fees earned from investments in the Underlying Funds.

     OppenheimerFunds Services has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes of Transition 2030 Fund, Transition 2040 Fund, Transition 2050 Fund and Active Allocation Fund to 0.35% of average annual net assets per class.

     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

4. Capital Shares. The pro forma net asset value per share in the Statements of Assets and Liabilities assumes the issuance of additional Class A, Class B, Class C, Class N and Class Y shares of Active Allocation Fund as if the reorganization were to have taken place on January 31, 2012. The following table reflects the number of Active Allocation Fund shares assumed to be issued to the shareholders of Transition 2030 Fund, Transition 2040 Fund, and Transition 2050 Fund.

	Active	Shares issued to	Shares issued to	Shares issued to
	Allocation	Transition 2030	Transition 2040	Transition 2050	Total Shares
	Fund Shares	Fund Shareholders	Fund Shareholders	Fund Shareholders	Outstanding Post-
Class	Outstanding	in Reorganization	in Reorganization	in Reorganization	Reorganization
A	118,646,913	7,699,791	3,665,355	1,562,287	131,574,346
B	31,457,110	1,217,634	413,663	216,494	33,304,901
C	47,644,840	3,343,440	1,862,597	966,479	53,817,356
N	13,322,937	3,370,863	2,254,519	1,191,906	20,140,225
Y	1,256,346	169,369	470,198	211,499	2,107,412
5. Risk Exposures and the Use of Derivative Instruments

The Funds’ investment objectives not only permit the Funds to purchase investment securities, they also allow the Funds to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Funds will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Funds may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Funds’ actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase its market value exposure relative to each Fund’s net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds’ derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of January 31, 2012, the maximum amount of loss that Active Allocation Fund would incur if the counterparties to its derivative transactions failed to perform would be $7,345,381, which represents gross payments to be received by Active Allocation Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk Active Allocation Fund has entered into master netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. master agreements, which allow Active Allocation Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty. The amount of loss that Active Allocation Fund would incur taking into account these master netting arrangements would be $4,464,730 as of January 31, 2012. In addition, Active Allocation Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to International Swap and Derivatives Association, Inc. master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

As of January 31, 2012, Active Allocation Fund required certain counterparties to post collateral of $2,503,099.

Credit Related Contingent Features. The Funds’ agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Funds. Credit related contingent features are established between the Funds and their derivatives counterparties to reduce the risk that the Funds will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Funds’ net assets and or a percentage decrease in the Funds’ Net Asset Values or NAVs. The contingent features are established within the Funds’ International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

As of January 31, 2012, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $3,905,313 for which Active Allocation Fund has posted collateral of $2,564,466. If a contingent feature would have been triggered as of January 31, 2012, Active Allocation Fund could have been required to pay this amount in cash to its counterparties. If Active Allocation Fund fails to perform under these contracts and agreements, the cash and/or securities posted as collateral will be made available to the counterparty. Cash posted as collateral for these contracts, if any, is reported on the Statement of Assets and Liabilities; securities posted as collateral, if any, are reported on the Statement of Investments.

Active Allocation Fund
Valuations of derivative instruments as of January 31, 2012 are as follows:

	Asset Derivatives			Liability Derivatives
	Statement of			Statement of
Derivatives Not	Assets and			Assets and
Accounted for as	Liabilities			Liabilities
Hedging Instruments	Location	Value		Location	Value

Credit contracts				Appreciated swaps, at value	$411,328
Equity contracts	Appreciated swaps, at value	$4,704,940
Equity contracts				Depreciated swaps, at value	3,281,173
Interest rate contracts	Appreciated swaps, at value	1,783,806
Interest rate contracts				Depreciated swaps, at value	1,601,922
Equity contracts	Futures margins	25,585	*	Futures margins	20,580	*
Interest rate contracts	Futures margins	11,797	*	Futures margins	219,975	*
Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	582,687		Unrealized depreciation on foreign currency exchange contracts	2,321,717

Total		$7,108,815			$7,856,695

*	Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.
The effect of derivative instruments on the Statement of Operations is as follows:
Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives Not	Closing and
Accounted for as	expiration of	Foreign currency
Hedging Instruments	futures contracts	transactions	Swap contracts	Total

Credit contracts	$—	$—	$(7,221,799)	$(7,221,799)

Equity contracts	(6,757,331)	—	833,495	(5,923,836)

Foreign exchange contracts	—	(2,103,791)	—	(2,103,791)
Interest rate contracts	(3,310,691)	—	1,698,877	(1,611,814)

Total	$(10,068,022)	$(2,103,791)	$(4,689,427)	$(16,861,240)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

		Translation
		of assets
		and liabilities
Derivatives Not		denominated
Accounted for as	Futures	in foreign	Swap
Hedging Instruments	contracts	currencies	contracts	Total

Credit contracts	$—	$—	$300,533	$300,533

Equity contracts	(1,444,671)	—	455,482	(989,189)

Foreign exchange contracts	—	(1,728,880)	—	(1,728,880)

Interest rate contracts	488,590	—	86,897	575,487

Total	$(956,081)	$(1,728,880)	$842,912	$(1,842,049)

Foreign Currency Exchange Contracts

The Funds may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

Active Allocation Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

Active Allocation Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

Active Allocation Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by Active Allocation Fund.

Active Allocation Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

Active Allocation Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by Active Allocation Fund.

During the year ended January 31, 2012, Active Allocation Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $35,806,101 and $34,695,658, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a financial instrument, or currency, at a negotiated price on a stipulated future date. The Funds may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Funds’ assets are valued.

Upon entering into a futures contract, the Funds are required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

Active Allocation Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

Active Allocation Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

Active Allocation Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.

Active Allocation Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

During the year ended January 31, 2012, Active Allocation Fund had an ending monthly average market value of $44,409,413 and $47,666,083 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Funds are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Funds’ securities.

Swap Contracts

The Funds may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.

Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Funds at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Funds also record any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Funds to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Funds may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.

Active Allocation Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and/or, indexes that are either unavailable or considered to be less attractive in the bond market.

Active Allocation Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and/or, indexes.

For the year ended January 31, 2012, Active Allocation Fund had ending monthly average notional amounts of $7,568,462 and $11,650,115 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Funds include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.

Active Allocation Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by Active Allocation Fund.

Active Allocation Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by Active Allocation Fund.

For the year ended January 31, 2012, Active Allocation Fund had ending monthly average notional amounts of $113,116,131 and $50,968,850 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Funds include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate or index) and the other on the total return of a reference asset (such as a security or a basket of securities). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or, include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

Active Allocation Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require Active Allocation Fund to pay a floating reference interest rate, or an amount equal to the negative price movement of securities or an index multiplied by the notional amount of the contract. Active Allocation Fund will receive payments equal to the positive price movement of the same securities or index multiplied by the notional amount of the contract.

Active Allocation Fund has entered into total return swaps on various equity securities or indexes to decrease exposure to equity risk. These equity risk related total return swaps require Active Allocation Fund to pay an amount equal to the positive price movement of securities or an index multiplied by the notional amount of the contract. Active Allocation Fund will receive payments of a floating reference interest rate or an amount equal to the negative price movement of the same securities or index multiplied by the notional amount of the contract.

For the year ended January 31, 2012, Active Allocation Fund had ending monthly average notional amounts of $89,285,956 and $46,736,182 on total return swaps which are long the reference asset and total return swaps which are short the reference asset, respectively.

Additional associated risks to the Funds include counterparty credit risk and liquidity risk.